As filed with the Securities and Exchange Commission on April 30, 2002
     File No. 33-89984
     File No. 811-08994

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.

Post-Effective Amendment No. 9 [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 12 [X]

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT
(Exact Name of Registrant)

KANSAS CITY LIFE INSURANCE COMPANY
(Name of Depositor)

3520 Broadway
Kansas City, Missouri 64111-2565
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number: (816) 753-7000

C. John Malacarne
3520 Broadway
Kansas City, Missouri 64111-2565
(Name and Address of Agent for Service of Process)

Copy to:
W. Thomas Conner, Esquire
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

It is proposed that this filing will become effective:

____ immediately upon filing pursuant to paragraph (b) of Rule 485
_X__ On May 1, 2001 pursuant to paragraph (b) of Rule 485
____ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
___ on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate check the following box:
____ this post-effective amendment desigrates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Individual Flexible Premium Deferred
                                                              Variable Annuity Contracts

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
ISSUED BY
Kansas City Life Insurance Company

              Home Office:                            Correspondence to:
              3520 Broadway                         Variable Administration
    Kansas City, Missouri 64111-2565                    P.O. Box 219364
        Telephone (816) 753-7000               Kansas City, Missouri 64121-9364
                                                   Telephone (800) 616-3670

This Prospectus describes an individual flexible premium deferred variable annuity contract (the “Contract”) offered by Kansas City Life Insurance Company (“Kansas City Life”). We have provided a Definitions section at the beginning of this Prospectus for your reference as you read.

The Contract is designed to meet investors’ long-term investment needs. The Contract also provides you the opportunity to allocate premiums to one or more divisions (“Subaccount”) of Kansas City Life Variable Annuity Separate Account (“Variable Account”) or the Fixed Account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund (“Funds”) as follows:

MFS(R)Variable Insurance TrustSM                                  Manager

MFS Emerging Growth Series                                       MFS Investment Management(R)

MFS Research Series

MFS Total Return Series

MFS Utilities Series

MFS Strategic Income Series

MFS Bond Series

American Century Variable Portfolios                             Manager

American Century VP Capital Appreciation                         American Century Investment Management, Inc.

American Century VP Income & Growth

American Century VP International

American Century VP Value

Federated Insurance Series                                       Manager

Federated American Leaders Fund II                               Federated Investment Management Company

Federated High Income Bond Fund II                               Federated Investment Management Company

Federated Prime Money Fund II                                    Federated Investment Management Company

Federated International Small Company Fund II                    Federated Global Investment Management Corporation

Dreyfus Variable Investment Fund                                 Manager

Appreciation Portfolio(Initial Class)                            The Dreyfus Corporation

Small Cap Portfolio(Initial Class)

Dreyfus Stock Index Fund(Initial Class)                          Manager

                                                                 The Dreyfus Corporation

                                                                 Sub-Investment Adviser:  Mellon Equity Associates

The Dreyfus Socially Responsible Growth Fund, Inc.               Manager

(INITIAL CLASS)                                                  The Dreyfus Corporation

                                                                 Sub-Investment Adviser: NCM Capital Management Group, Inc.

J.P. Morgan Series Trust II                                      Manager

JPMorgan U.S. Disciplined Equity Portfolio                       J.P. Morgan Investment Management Inc.

JPMorgan Small Company Portfolio

Franklin Templeton Variable Insurance Products Trust             Manager

Templeton Foreign Securities Fund (Class 2)                      Templeton Investment Counsel, LLC

(formerly Templeton International Securities Fund)

Franklin Small Cap Fund (Class 2)                                Franklin Advisers, Inc.

Franklin Real Estate Fund (Class 2)                              Franklin Advisers, Inc.

Templeton Developing Markets Securities Fund (Class 2)           Templeton Asset Management Ltd.

Calamos Advisors Trust                                           Manager

Calamos Convertible Portfolio                                    Calamos Asset Management, Inc.

AIM Variable Insurance Funds                                     Manager

AIM V.I. Dent Demographic Trends Fund(Series I Shares)           A I M Advisors, Inc.

AIM V.I. New Technology Fund (Series I Shares)

AIM V.I. Premier Equity Fund (Series I Shares)

Seligman Portfolios, Inc.                                        Manager

Seligman Capital Portfolio                                       J. & W. Seligman & Co. Incorporated

Seligman Communications and Information Portfolio

The accompanying prospectuses for the Funds describe these portfolios. The value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds. You bear the entire investment risk of amounts allocated to the Variable Account. Another choice available for allocation of premiums is our Fixed Account. The Fixed Account is part of Kansas City Life's general account. It pays interest at declared rates guaranteed to equal or exceed 3%.

This Prospectus provides basic information about the Contract and the Variable Account that you should know before investing. The Statement of Additional Information contains more information about the Contract and the Variable Account. The date of the Statement of Additional Information is the same as this Prospectus and is incorporated by reference. We show the Table of Contents for the Statement of Additional Information on page 40 of this Prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing or calling us at the address or phone number shown above.

The Securities and Exchange Commission maintains a web site that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission. The address of the site is http://www.sec.gov.

If you already have a variable annuity contract, you should consider whether or not purchasing another contract as a replacement for an existing contract is advisable.

This Prospectus and the accompanying Fund prospectuses provide important information you should have before deciding to purchase a Contract. Please keep for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

An investment in the Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is the Contract federally insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves certain risks including the loss of Premium Payments (principal).

The date of this Prospectus is May 1, 2002

PROSPECTUS CONTENTS

DEFINITIONS
Annuitant	The person on whose life the Contract's annuity benefit is based.
Beneficiary	The person you designate to receive any proceeds payable under the Contract at your death or the death of the Annuitant.
Cash Surrender Value	The Contract Value less any applicable surrender charge, indebtedness and premium taxes payable.
Contract Date	The date from which Contract Months, Years, and Anniversaries are measured.
Contract Value	The sum of the Variable Account Value and the Fixed Account Value.
Contract Year	Any period of twelve months starting with the Contract Date or any contract anniversary.
Fixed Account	An account that is one option we offer for allocation of your premiums. It is part of our general account and is not part of or dependent on the investment performance of the Variable Account.
Fixed Account Value	Measure of value accumulating in the Fixed Account.
Issue Age	The Annuitant's age on his/her last birthday as of or on the Contract Date.
Life Payment Option	A payment option based upon the life of the Annuitant.
Maturity Date	The date when the Contract terminates and we either pay the proceeds under a payment option or pay you the Cash Surrender Value in a lump sum. The latest Maturity Date is the later of the contract anniversary following the Annuitant's 85th birthday and the tenth contract anniversary. (Certain states and Qualified Contracts may place additional restrictions on the maximum Maturity Date.)
Non-Life Payment Option	A payment option that is not based upon the life of the Annuitant.
Non-Qualified Contract	A Contract that is not a "Qualified Contract."
Proceeds	The total amount we are obligated to pay.
Owner	The person entitled to exercise all rights and privileges provided in the Contract. The terms "you" and "your" refer to the Owner.
Qualified Contract	A Contract issued in connection with plans that qualify for special federal income tax treatment under sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.
Subaccount	The divisions of the Variable Account. The assets of each Subaccount are invested in a portfolio of a designated Fund.
Valuation Day	Each day on which both the New York Stock Exchange and Kansas City Life are open for business.
Valuation Period	The interval of time beginning at the close of business on one Valuation Day and ending at the close of business on the next Valuation Day.
Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.
Written Notice	A written request or notice in a form satisfactory to us that is signed by the Owner and received at the Home Office.

HIGHLIGHTS

THE CONTRACT

         Who Should Invest. The Contract is designed for investors seeking long-term tax-deferred accumulation of funds. The goal for this accumulation is generally retirement, but may be for other long-term investment purposes. The tax-deferred feature of the Contract is most attractive to investors in high federal and state marginal income tax brackets. We offer the Contract as both a Qualified Contract and a Non-Qualified Contract. (See "FEDERAL TAX STATUS," page 31.)

         The tax advantages typically provided by a variable annuity are already available with tax-qualified plans, including IRAs and Roth IRAs. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, including the costs and benefits of the Contract (including the annuity payment options), before you purchase the Contract in a tax-qualified plan. There should be reasons other than tax deferral for acquiring an annuity contract within a qualified plan.

         The Contract. The Contract is an individual flexible premium deferred variable annuity. In order to purchase a Contract, you must complete an application and submit it to us through a licensed Kansas City Life representative, who is also a registered representative of Sunset Financial Services, Inc. ("Sunset Financial"). You must pay the minimum initial premium. The maximum Issue Age is 80. (See "Purchasing a Contract," page 18.)

We offer another variable annuity contract that has a different death benefit and different contract features. However, this contract also has different charges that would affect your Subaccount performance and Contract Values. To obtain more information about this other contract, contact our Home Office or your registered representative.

         Free-Look Period. You have the right to cancel your Contract and receive a refund if you return the Contract within 10 days (or longer as required by state law) after you receive it. The amount returned to you will vary depending on your state. (See "Free-Look Period," page 18.)

         Premiums. The minimum amount that we will accept as an initial premium is a single premium of $5,000 or annualized payments of $600. Subsequent premiums may not be less than $50 and you may pay them at any time during the Annuitant's lifetime and before the Maturity Date. (See "Purchasing a Contract," page 18.)

         Premium Allocation. You direct the allocation of premium payments among the Subaccounts of the Variable Account and/or the Fixed Account. In the Contract application, you specify the percentage of a premium you want allocated to each Subaccount and/or to the Fixed Account. We will invest the assets of each Subaccount in a corresponding Portfolio of a designated Fund. The Contract Value, except for amounts in the Fixed Account, will vary according to the investment performance of the Subaccounts. We will credit interest to amounts in the Fixed Account at a guaranteed minimum rate of 3% per year. We may declare a higher current interest rate.

The sum of your allocations must equal 100%. We have the right to limit the number of Subaccounts to which you allocate premiums (not applicable to Texas Contracts). We will never limit the number to less than 12. You can change the allocation percentages at any time by sending Written Notice. You can make changes in your allocation by telephone if you have provided proper authorization. (See “Telephone, Facsimile, Electronic Mail and Internet Authorizations,” page 25.) The change will apply to the premium payments received with or after receipt of your notice.

We will allocate the initial premium to the Federated Prime Money Fund II Subaccount for a 15-day period in states that:

  require premium payments to be refunded under the free-look provision; or
  require the greater of premium payments or Contract Value to be refunded under the free-look provision.

At the end of that period, we will allocate the amount in the Federated Prime Money Fund II Subaccount to the Subaccounts and Fixed Account according to your allocation instructions. (See “Allocation of Premiums,” page 18.)

         Transfers. After the free look period and before the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account. Certain restrictions apply. The first six transfers during a Contract Year are free. After the first six transfers, we will assess a $25 transfer processing fee. (See "Transfer Privilege," page 20.)

         Full and Partial Surrender. You may surrender all or part of the Cash Surrender Value (subject to certain limitations) any time before the earlier of:

  the date that the Annuitant dies; or
  the Maturity Date.

Death Benefit. If the Annuitant dies before the Maturity Date, the Beneficiary will receive a death benefit. The death benefit is equal to the greater of:

  premiums paid, adjusted for any surrenders (including applicable surrender charges) less any indebtedness; and
  the Contract Value on the date we receive proof of Annuitant’s death.

If you die before the Maturity Date, the Contract Value (or, if the Owner is also the Annuitant, the death benefit) must generally be distributed to the Beneficiary within five years after the date of the Owner’s death. (See “Death Benefit Before Maturity Date,” page 23.)

Death Proceeds are taxable and generally are included in the income of the recipient as follows:

  If received under a payment option, they are taxed in the same manner as annuity payments.
  If distributed in a lump sum, they are taxed in the same manner as a full surrender.

CHARGES AND DEDUCTIONS

The following charges and deductions apply to the Contract:

         Surrender Charge (Contingent Deferred Sales Charge). We do not deduct a charge for sales expenses from premiums at the time they are paid. However, we will deduct a surrender charge for surrenders or partial surrenders during the first seven Contract Years. Subject to certain restrictions, the first surrender up to 10% of the Contract Value per Contract Year will not be subject to a surrender charge. (See "Surrender Charge," page 26.)

For the first three Contract Years, the surrender charge is 7% of the amount surrendered. In the fourth, fifth, and sixth Contract Year, the surrender charge is 6%, 5%, and 4%, respectively. In the seventh Contract Year, the surrender charge is 2%. In the eighth Contract Year and after, there is no surrender charge. The total surrender charges on any Contract will never exceed 8 1/2% of the total premiums paid. (See “Transfers from Fixed Account,” page 26.)

         Annual Administration Fee. We will deduct an annual administration fee of $30 from the Contract Value for administrative expenses at the beginning of each Contract Year. We will waive this fee for Contracts with Contract Values of $50,000 or more. (See "Administrative Charges," page 28.)

         Transfer Processing Fee. The first six transfers of amounts in the Subaccounts and the Fixed Account each Contract Year are free. We assess a $25 transfer processing fee for each additional transfer during a Contract Year. (See "Transfer Processing Fee," page 28.)

         Asset-Based Administration Charge. We deduct a daily asset-based administration charge for expenses we incur in administration of the Contract. Prior to the Maturity Date, we deduct the charge from the assets of the Variable Account at an annual rate of 0.15%. (See "Administrative Charges," page 28.)

         Mortality and Expense Risk Charge. We deduct a daily mortality and expense risk charge to compensate us for assuming certain mortality and expense risks. Prior to the Maturity Date , we deduct this charge from the assets of the Variable Account at an annual rate of 1.25% (approximately .70% for mortality risk and .55% for expense risk). (See "Mortality and Expense Risk Charge," page 28.)

         Premium Taxes. If state or other premium taxes are applicable to a Contract, we will deduct them either upon surrender or when we apply the proceeds to a payment option. (See "Premium Taxes," page 28.)

         Investment Advisory Fees and Other Expenses of the Funds. The funds deduct investment advisory fees on a daily basis and incur other expenses. The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Subaccount invests. This means that these charges are deducted before we calculate Subaccount Values. Expenses of the Funds are not fixed or specified in the Contract and actual expenses may vary. See the prospectuses for the Funds for specific information about these fees. (See "Investment Advisory Fees and Other Expenses of the Funds" page 29.)

For information concerning compensation paid for the sale of Contracts, see “Distribution of the Contracts.”

ANNUITY PROVISIONS

         Maturity Date. On the Maturity Date we will apply the proceeds to the payment option you choose. If you choose a Life Payment Option, the amount of proceeds will be the full Contract Value. If you elect a payment option other than a Life Payment Option or if you elect to receive a lump sum payment, we will apply the Cash Surrender Value. (See "PAYMENT OPTIONS," page 29.)

Payment Options. The payment options are:

  Interest Payments (Non-Life Payment Option)
  Installments of a Specified Amount (Non-Life Payment Option)
  Installments for a Specified Period (Non-Life Payment Option)
  Life Income (Life Payment Option)
  Joint and Survivor Income (Life Payment Option)

Payments under these options do not vary based on Variable Account performance. (See “PAYMENT OPTIONS,” page 29.)

FEDERAL TAX STATUS

Under existing tax law there generally should be no federal income tax on increases in the Contract Value until a distribution under the Contract occurs. A distribution includes an actual distribution of funds such as surrender or annuity payment. However, a distribution also includes certain changes in the Contract such as a pledge or assignment. Generally, all or part of any distribution is taxable as ordinary income. In addition, a penalty tax may apply to certain distributions made prior to the Owner’s reaching age 59½ . Special tax rules apply to Qualified Contracts. Governing federal tax statutes may be amended, revoked, or replaced by new legislation. Changes in interpretation of these statutes may also occur. We encourage you to consult your own tax adviser before making a purchase of the Contract. (See “FEDERAL TAX STATUS,” page 31.)

TABLE OF EXPENSES

Contract Owner Transaction Expenses

         Sales Charge Imposed on Premiums                     None

         Surrender Charge (Contingent Deferred Sales Charge)

         Note:  Subject to certain  restrictions,  up to 10% of the Contract  Value will not be subject to a surrender charge each Contract Year. (See "Surrender Charge ," page 27.)

          Contract Year in Which      Surrender Charge as
             Surrender Occurs         Percentage of Amount
                                          Surrendered
                    1                          7%
                    2                          7
                    3                          7
                    4                          6
                    5                          5
                    6                          4
                    7                          2
               8 and after                     0

        Transfer Processing Fee             No  fee  for  first  six  transfers  in  Contract   Year;  $25  for  each
                                            additional transfer during a Contract Year.

Annual Administration Fee                   $30 per  Contract  Year -- Waived if  Contract  Value is equal to or greater than $50,000.

Variable Account Annual Expenses

(as a percentage of Variable Account assets)

Mortality and Expense Risk Charge                     1.25%

         Asset-Based Administration Charge            0.15%

         Total Variable Account Annual Expenses       1.40%

                                                         MFS       MFS Research  MFS Total      MFS         MFS     MFS Bond
                                                       Emerging       Series     Return      Utilities   Strategic   Series
                                                        Growth                     Series     Series       Income
                                                        Series                                             Series
MFS(R)Variable Insurance TrustSM Annual Expenses
(as a percentage of average net assets)
Management Fees (Investment Advisory Fees)              0.75%          0.75%       0.75%       0.75%       0.75%      0.60%
Other Expenses 1/                                       0.12%          0.15%       0.14%       0.18%       0.37%      0.40%
                                                        -----          -----       -----       -----       -----      -----
Total Annual Fund Expenses 1/                           0.87%          0.90%       0.89%       0.93%       1.12%      1.00%
Expense Reimbursement 2/                                 _NA_          _NA_         _NA_       _NA_       (0.20%)    (0.25%)
                                                         ----          ----         ----       ----       -------    -------
Net Annual Fund Expenses 1/                             0.87%          0.90%       0.89%       0.93%       0.92%      0.75%

                                                                 Am Cent VP      Am Cent VP        Am Cent VP     Am Cent VP
                                                                  Capital      Income & Growth   International     Value
                                                                Appreciation
American Century Variable Portfolios Annual Expenses (as a
percentage of average net assets)
Management Fees (Investment Advisory Fees)                         1.00%            0.70%            1.26%             0.99%
Other Expenses 3/                                                  0.00%            0.00%            0.00%             0.00%
                                                                   -----            -----            -----             -----
Total Annual Fund Expenses3/                                       1.00%            0.70%            1.26%             0.99%

                                                                 Federated     Federated High   Federated Prime   Federated
                                                                  American       Income Bond     Money Fund II  International
                                                              Leaders Fund II      Fund II                      Small Company
                                                                                                                    Fund II

Federated Insurance Series Annual Expenses (as a percentage
of average net assets)
Management Fees (Investment Advisory Fees)                         0.75%            0.60%            0.50%          1.25%
Rule 12b-1 Fees 4/                                                   NA               NA               NA           0.25%
Shareholder Services Fee 4/                                        0.25%            0.25%            0.25%          0.25%
Other Expenses                                                      0.12%          0.16%              0.16%        3.79%5/
                                                                   ------          ------            ------        -------
Total Annual Fund Expenses 4/                                      1.12%            1.01%            0.91%          5.54%
Waiver of Fund Expenses 4/                                        (0.25%)          (0.25%)          (0.25%)        (3.89%)
                                                                  -------          -------          -------        -------
Net Annual Fund Expenses 4/                                        0.87%            0.76%            0.66%          1.65%

                                                               Dreyfus      Dreyfus Small
                                                            Appreciation    Cap Portfolio
                                                             Portfolio -      - Initial
                                                           Initial Shares      Shares
Dreyfus Variable Investment Fund Annual Expenses (as a
percentage of average net assets)
Management Fees (Investment Advisory Fees)                      0.75%           0.75%
Other Expenses                                                  0.03%           0.04%
                                                                -----           -----
Total Annual Fund Expenses                                      0.78%           0.79%

                                                                      Dreyfus Stock
                                                                       Index Fund -
                                                                         Initial
                                                                          Shares
Dreyfus Stock Index Fund Annual Expenses (as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                                0.25%
Other Expenses                                                            0.01%
                                                                          -----
Net Annual Fund Expenses                                                  0.26%

                                                                       The Dreyfus
                                                                        Socially
                                                                       Responsible
                                                                      Growth Fund,
                                                                     Inc. - Initial
                                                                         Shares
The Dreyfus Socially Responsible Growth Fund, Inc. Annual Expenses
(as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                                0.75%
Other Expenses                                                            0.03%
                                                                          -----
Net Annual Fund Expenses                                                  0.78%

                                                                 JPMorgan U.S.      JPMorgan Small Company
                                                              Disciplined Equity          Portfolio
                                                                   Portfolio
J.P.   Morgan   Series  Trust  II  Annual   Expenses (as  a
percentage of average net assets)
Management Fees (Investment Advisory Fees)                           0.35%                  0.60%
Other Expenses                                                       0.50%                  0.55%
                                                                     -----                  -----
Total Annual Fund Expenses                                           0.85%                  1.15%

                                                              Templeton      Franklin     Franklin Real      Templeton
                                                               Foreign       Small Cap       Estate          Developing
                                                             Securities     Fund (Class       Fund             Markets
                                                             Fund (Class      2) 6/7/    (Class 2) 7/8/   Securities Fund
                                                               2) 6/7/                                      (Class 2) 7/
Franklin Templeton Variable Insurance Products Trust
Annual Expenses (as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                      0.69%          0.53%          0.56%            1.25%
Rule 12b-1 Fees                                                 0.25%          0.25%          0.25%            0.25%
Other Expenses                                                  0.22%          0.31%          0.03%            0.32%
                                                                -----          -----          -----            -----
Total Annual Fund Expenses                                      1.16%          1.09%          0.84%            1.82%
Management Fee Reduction                                       (0.01%)        (0.08%)          N/A              N/A
                                                                                               ---              ---
Net Annual Fund Operating Expense                               1.15%          1.01%          0.84%            1.82%

                                                                           Calamos
                                                                         Convertible
                                                                          Portfolio
Calamos Advisors Trust Annual Expenses (as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                                  0.75%
Other Expenses                                                              0.53%
                                                                            -----
Total Annual Fund Expenses                                                  1.28%
Expense Reimbursement                                                      (0.28)%
                                                                           -------
Net Annual Fund Expenses9/                                                  1.00%

                                                       AIM V.I. Dent     AIM V.I. New    AIM V.I. Premier
                                                     Demographic Fund     Technology       Equity Fund
                                                     (Series I Shares)   Fund (Series    (Series I Shares)
                                                                          I Shares)
AIM Variable Insurance Funds Annual Expenses (as
a percentage of average net assets)
Management Fees (Investment Advisory Fees)                 0.85%            1.00%              0.60%
Other Expenses                                             0.59%            0.49%              0.25%
                                                           -----            -----              -----
Total Annual Fund Expenses                                 1.44%            1.49%              0.85%
Waiver of Fund Expenses                                   (0.14)%           (0.19)%             N/A%
                                                          -------           ------             ----
Net Annual Fund Expenses                                   1.30%10/         1.30%10/           0.85%

                                                                        Seligman Capital     Seligman Communications
                                                                           Portfolio        and Information Portfolio
Annual Expenses (as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                                   0.40%                    0.75%
Rule 12b-1 Fees                                                              0.24%                    0.25%
Other Expenses                                                               0.30%                    0.18%
                                                                             -----                    -----
Total Annual Fund Expenses                                                   0.94%                    1.18%
Waiver of Fund Expenses                                                     (0.10)%11/                  N/A11/
                                                                            -----                     -----
Net Annual Fund Expenses                                                     0.84%11/                 1.18%11/

Premium taxes, currently ranging up to 3.5%, may be applicable, depending on various states’ laws.

The above tables are intended to assist you in understanding the costs and expenses that you will bear, directly or indirectly. The tables reflect expenses of the Variable Account as well as of the Funds. The Contract Owner transaction expenses, annual administration fee, and Variable Account annual expenses are based on charges described in the Contract. The annual expenses for the Funds are expenses for the most recent fiscal year, except as noted below. For a more complete description of the various costs and expenses, see “CHARGES AND DEDUCTIONS” on page 29 of this Prospectus and the prospectuses for the underlying Funds that accompany it.

1/	Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal:
          0.86% for Emerging Growth Series    0.92% for Utilities Series

          0.89% for Research Series           0.90% for Strategic Income Series

          0.88% for Total Return Series       0.75% for Bond Series
2/	MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year:
             0.15% for Strategic Income Series      0.15% for Bond Series
These contractual fee arrangements will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the series.
3/	The investment adviser to American Century Variable Portfolios pays all the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses. For the services provided to the American Century VP Capital Appreciation Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the fund, 0.95% of the next $500 million and 0.90% over $1 billion. For the services provided to the American Century VP Income and Growth Fund, the manager receives an annual fee of .70%. For the services provided to the American Century VP International Fund, the manager receives an annual fee of 1.50% of the first $250 million of the average net assets of the fund, 1.20% of the next $250 million and 1.10% over $500 million. For the services provided to the American Century VP Value Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the fund, 0.95% of the next $500 million and 0.90% $1 billion.
4/	The Fund did not pay or accrue the shareholder services fee on the Rule 12b-1 fee during the fiscal year ended December 31, 2001. The Fund has no present intention of paying or accruing the shareholder service fee during the fiscal year ending December 31, 2002. Accordingly, while the shareholder service fee is reflected as a deduction in the Fee Table, the fee is offsett by the "Waiver of Fund Expenses."
5/	The Adviser voluntarily reimbursed certain operating expenses of the Fund. The total other expenses paid by the Fund (after the voluntary reimbursement) was 1.55% for the fiscal year ended December 31, 2001.
6/	For Templeton Foreign Securities Fund and Franklin Small Cap Fund, the managers had agreed in advance to make estimated reductions of 0.01% and 0.08%, respectively, of their fees to reflect reduced services resulting from the Funds' investment in a Franklin Templeton money fund. These reductions are required by the Funds' Board of Trustees and an order by the Securities and Exchange Commission. Without these reductions, the total annual fund operating expenses are estimated to be 1.16% and 1.09%, respectively.
7/	The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.
8/	The Fund administration fee is paid indirectly through the management fee.
9/	Pursuant to a written agreement the investment manager has voluntarily undertaken to waive fees and/or reimburse portfolio expenses so that the Total Annual Fund Expenses are limited to 1.00% of the portfolio's average net assets. The fee waiver and/or reimbursement is binding on the investment manager through May 31, 2003.
10/	The Fund's advisor has contractually agreed to waive advisory fees or reimburse expenses of Series I to the extent necessary to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 Plan fees, if any, interest, taxes, dividend expenses on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to 1.30%.
11/	The manager of Seligman Capital Portfolio and Seligman Communications and Information Portfolio has voluntarily agreed to reimburse "Other Expenses" of each Portfolio to the extent they exceed 0.40% per annum of average daily net assets. Previously, the manager reimbursed "Other Expenses" that exceeded 0.20% per annum of average daily net assets.

Examples

The following information regarding expenses assumes that the entire Contract Value is in the Variable Account.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

1. If the Contract is surrendered or is paid out under a Non-Life Payment Option at the end of the applicable time period:

      Subaccount                                        1 Year       3 Years    5 Years    10 Years
         MFS                 Research Series            $88.79       $142.32     $178.21    $271.35
                         Emerging Growth Series         $88.51       $141.48     $176.78    $268.36
                           Total Return Series          $88.69       $142.04     $177.73    $270.35
                               Bond Series              $87.38       $138.12     $171.06    $256.31
                         Strategic Income Series        $88.97       $142.88     $179.16    $273.33
                            Utilities Series            $89.07       $143.16     $179.63    $274.32

   AMERICAN CENTURY         VP CAPITAL APPREC           $89.72       $145.12     $182.94    $281.23
                          VP INCOME AND GROWTH          $86.91       $136.71     $168.67    $251.25
                            VP INTERNATIONAL            $92.15       $152.34     $195.13    $306.44
                                VP VALUE                $89.63       $144.84     $182.47    $280.25

      FEDERATED         AMERICAN LEADERS FUND II        $88.51       $141.48     $176.78    $268.36
                        HIGH INCOME BOND FUND II        $87.48       $138.40     $171.54    $257.32
                        PRIME MONEY PRIME FUND II       $86.54       $135.58     $166.75    $247.17
                       INTERNATIONAL SMALL COMPANY      $95.78       $163.07     $213.10    $342.92
                                 FUND II

       DREYFUS                APPRECIATION              $87.66       $138.96     $172.50    $259.34
                                SMALL CAP               $87.76       $139.24     $172.97    $260.35
                               STOCK INDEX              $82.78       $124.24     $147.33    $205.45
                       SOCIALLY RESPONSIBLE GROWTH      $87.66       $138.96     $172.50    $259.34

     J.P. MORGAN         U.S. DISCIPLINED EQUITY        $88.32       $140.92     $175.83    $266.36
                              SMALL COMPANY             $91.12       $149.29     $189.99    $295.86

  FRANKLIN TEMPLETON     FOREIGN SECURITIES FUND        $91.12       $149.29     $189.99    $295.86
                                 CLASS 2
                         FRANKLIN SMALL CAP FUND        $89.82       $145.40     $183.41    $282.21
                                (CLASS 2)
                        FRANKLIN REAL ESTATE FUND       $88.22       $140.64     $175.36    $265.36
                                (CLASS 2)
                      TEMPLETON DEVELOPING MARKETS      $97.36       $167.70     $220.83    $358.35
                        SECURITIES FUND (CLASS 2)
       CALAMOS                 CONVERTIBLE              $89.72       $145.12     $182.94    $281.23

         AIM          V.I. DENT DEMOGRAPHIC TRENDS      $92.52       $153.45     $196.99    $310.25
                                  FUND
                        V.I. NEW TECHNOLOGY FUND        $92.52       $153.45     $196.99    $310.25
                        V.I. PREMIER EQUITY FUND        $88.32       $140.92     $175.83    $266.36

       SELIGMAN        CAPITAL PORTFOLIO (CLASS 2)      $88.22       $140.64     $175.36    $265.36
                           COMMUNICATIONS AND           $91.40       $150.12     $191.40    $298.76
                      INFORMATION PORTFOLIO (CLASS
                                   2)

2. If the Contract is not surrendered or is paid out under a Life Payment Option at the end of the applicable time period:

      Subaccount                                   1 Year      3 Years      5 Years     10 Years
         MFS               Research Series         $24.20      $74.44       $127.25      $271.35
                       Emerging Growth Series      $23.90      $73.54       $125.75      $268.36
                         Total Return Series       $24.10      $74.14       $126.75      $270.35
                             Bond Series           $22.70      $69.93       $119.72      $256.31
                       Strategic Income Series     $24.40      $75.04       $128.25      $273.33
                          Utilities Series         $24.50      $75.34       $128.75      $274.32

   AMERICAN CENTURY       VP International         $27.79      $85.19       $145.08      $306.44
                       VP Capital Appreciation     $25.20      $77.44       $132.24      $281.23
                              VP Value             $25.10      $77.14       $131.74      $280.25
                        VP Income And Growth       $22.20      $68.42       $117.20      $251.25

      FEDERATED       AMERICAN LEADERS FUND II     $23.90      $73.54       $125.75      $268.36
                      HIGH INCOME BOND FUND II     $22.80      $70.23       $120.22      $257.32
                      PRIME MONEY PRIME FUND II    $21.80      $67.21       $115.17      $247.17
                         INTERNATIONAL SMALL       $31.67      $96.70       $164.02      $342.92
                           COMPANY FUND II

       DREYFUS              APPRECIATION           $23.00      $70.83       $121.23      $259.34
                              SMALL CAP            $23.10      $71.14       $121.73      $260.35
                             STOCK INDEX           $17.78      $55.04        $94.71      $205.45
                        SOCIALLY RESPONSIBLE       $23.00      $70.83       $121.23      $259.34
                               GROWTH

     J.P. MORGAN       U.S. DISCIPLINED EQUITY     $23.70      $72.94       $124.75      $266.36
                            SMALL COMPANY          $26.70      $81.92       $139.67      $295.86

  FRANKLIN TEMPLETON   FOREIGN SECURITIES FUND     $26.70      $81.92       $139.67      $295.86
                               CLASS 2
                       FRANKLIN SMALL CAP FUND     $25.30      $77.74       $132.73      $282.21
                              (CLASS 2)
                        FRANKLIN REAL ESTATE       $23.60      $72.64       $124.24      $265.36
                           FUND (CLASS 2)
                        TEMPLETON DEVELOPING       $33.36      $101.67      $172.16      $358.35
                       MARKETS SECURITIES FUND
                              (CLASS 2)

       CALAMOS               CONVERTIBLE           $25.20      $77.44       $132.24      $281.23

         AIM            V.I. DENT DEMOGRAPHIC      $28.19      $86.38       $147.04      $310.25
                             TRENDS FUND
                      V.I. NEW TECHNOLOGY FUND     $28.19      $86.38       $147.04      $310.25
                      V.I. PREMIER EQUITY FUND     $23.70      $72.94       $124.75      $266.36

       SELIGMAN       CAPITAL PORTFOLIO (CLASS     $23.60      $72.64       $124.24      $265.36
                                 2)
                         COMMUNICATIONS AND        $27.00      $82.81       $141.15      $298.76
                        INFORMATION PORTFOLIO
                              (CLASS 2)

The examples above assume that we assess no transfer charges or premium taxes. The annual administration fee is $30.00 for Contracts with a Contract Value less than $50,000 at the beginning of the Contract Year. There is no administration fee for Contracts with a Contract Value greater than or equal to $50,000 at the beginning of the Contract Year. As of 12/31/99, the average Contract Value is equal to $33,052 with an average administration fee equal to $24.24. This translates the annual administrative fee into an assumed .073% charge on a $1,000 investment for the purposes of the examples.

You should not consider the assumed expenses in the examples to represent past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% annual rate of return is hypothetical and you should not view it as a representation of past or future annual returns. Actual returns may be greater or less than the assumed amount.

The various Funds themselves provided the expense information regarding the Funds. The Funds and their investment advisers are not affiliated with us. While we have no reason to doubt the accuracy of these figures provided by these non-affiliated Funds, we have not independently verified the figures.

CONDENSED FINANCIAL INFORMATION

Condensed financial information containing the Accumulation Unit Value listing appears at the end of this prospectus.

KANSAS CITY LIFE, THE VARIABLE ACCOUNT AND THE FUNDS

KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri on

May 1, 1895. Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.

We are regulated by the Department of Insurance of the State of Missouri as well as by the insurance departments of all other states and jurisdictions in which we do business. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions. We also file the forms for the Contract described in this Prospectus with insurance officials in each state and jurisdiction in which Contracts are sold.

We are a member of the Insurance Marketplace Standards Association (“IMSA”) and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

KANSAS CITY LIFE VARIABLE ANNUITY SEPARATE ACCOUNT

We established the Kansas City Life Variable Annuity Separate Account as a separate investment account under Missouri law on January 23, 1995. This Variable Account supports the Contracts and may be used to support other variable annuity insurance contracts and for other purposes as permitted by law. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and is a “separate account” within the meaning of the federal securities laws. We have established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts. The Subaccounts available under the Contract invest in shares of corresponding fund portfolios. The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus. We own the assets in the Variable Account.

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account. We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct. We are obligated to pay all benefits provided under the Contracts.

THE FUNDS

Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act. However, the SEC does not supervise their management, investment practices or policies. Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts. The investment objectives of each of the Portfolios is described below.

Certain Subaccounts invest in Portfolios that have similar investment objectives and/or policies. Therefore, before choosing Subaccounts, carefully read the individual prospectuses for the Funds along with this Prospectus.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other funds. There can be no assurance that the investment results of any of the Funds will be comparable to the investment results of any other funds, even if the other fund has the same investment adviser or manager.

MFS® Variable Insurance TrustSM

         MFS Emerging Growth Series (Manager: MFS Investment Management®). The Emerging Growth Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital. The Series' policy is to invest primarily (i.e., at least 65% of its assets under normal circumstances) in common stocks of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies).

         MFS Research Series (Manager: MFS Investment Management®). The Research Series seeks to provide long-term growth of capital and future income. The Series' assets are allocated to selected economic sectors and then to industry groups within those sectors.

         MFS Total Return Series (Manager: MFS Investment Management®). The Total Return Series seeks to provide above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

         MFS Utilities Series (Manager: MFS Investment Management®). The Utilities Series seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities). The Series will seek to achieve its objective by investing, under normal circumstances, at least 65% of its assets in equity and debt securities of both domestic and foreign (including emerging market) companies in the utilities industry.

         MFS Strategic Income Series (Manager: MFS Investment Management®, formerly known as, MFS Global Governments Series). The Global Governments Series seeks income and capital appreciation. The Series invests, under normal market conditions, at least 65% of its total assets in U.S. government securities, foreign government securities, corporate bonds, mortgage-backed securities, asset-backed securities, and derivative securities.

         MFS Bond Series (Manager: MFS Investment Management®). The Bond Series seeks primarily to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect Shareholders' capital. Up to 20% of the Series' total assets may be invested in lower-rated or non-rated debt securities commonly known as "junk bonds."

American Century Variable Portfolios

         American Century VP Capital Appreciation Portfolio (Manager: American Century Investment Management, Inc.). The investment objective of American Century VP Capital Appreciation is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in common stocks that are considered by the investment adviser to have better-than-average prospects for appreciation.

         American Century VP Income & Growth (Manager: American Century Investment Management, Inc.). American Century VP Income & Growth seeks dividend growth, current income, and capital appreciation. The fund will seek to achieve its investment objective by investing in common stocks.

         American Century VP International (Manager: American Century Investment Management, Inc.). The investment objective of American Century VP International Portfolio is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation. International investment involves special risk considerations. These include economic and political conditions, expected inflation rates and currency swings.

         American Century VP Value (Manager: American Century Investment Management, Inc.). American Century VP Value seeks long-term capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.

Federated Insurance Series

         Federated American Leaders Fund II (Manager: Federated Investment Management Company). The primary investment objective of the Federated American Leaders Fund II is to achieve long-term growth of capital. The Fund's secondary objective is to provide income. The Fund pursues its investment objectives by investing, primarily common stock of "blue-chip" companies, which are generally top-quality, established growth companies.

         Federated High Income Bond Fund II (Manager: Federated Investment Management Company). The investment objective of the Federated High Income Bond Fund II is to seek high current income. The Fund endeavors to achieve its objective by investing primarily in lower-rated corporate debt obligations commonly referred to as "junk bonds."

         Federated International Small Company Fund II (Manager: Federated Global Investment Management Corp). The investment objective is to provide long-term growth of capital. The Fund pursues its investment objective by investing primarily in equity securities of foreign companies that have a market capitalization at the time of purchase of $5.0 billion or less.

         Federated Prime Money Fund II (Manager: Federated Investment Management Company). The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity. The Fund pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less.

Dreyfus Variable Investment Fund

         Appreciation Portfolio (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Fayez Sarofim & Co.). The portfolio seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal. To pursue these goals the portfolio invests in common stocks focusing on "blue chip" companies with total market values of more than $5 billion at the time of purchase.

         Small Cap Portfolio (Manager: The Dreyfus Corporation). The portfolio seeks to maximize capital appreciation. To pursue this goal, the portfolio primarily invests in small-cap companies with the total market values of less than $2 billion at the time of purchase. The portfolio may continue to hold the securities of companies as their market capitalizations grow and thus, at any given time, a substantial portion of the portfolio holdings may have market capitalizations in excess of $2 billion. The investments may include common stocks, preferred stocks, and convertible stocks, including those issued in initial public offerings.

Dreyfus Stock Index Fund (Manager: The Dreyfus Corporation; Index Sub-Investment Advisor: Mellon Equity Associates).

        The fund seeks to match the total return of the Standard & Poor’s 500 Composite Stock Price Index. To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500® in proportion to their weighting in the index. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of securities. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the fund.

The Dreyfus Socially Responsible Growth Fund, Inc. (Manager: The Dreyfus Corporation; Sub-Investment Adviser: NCM Capital Management Group, Inc.).

        The fund seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund invests primarily in the common stock of companies that, in the opinion of the fund’s management, meet traditional investment standards, and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

JPMorgan Series Trust II

         JPMorgan U.S. Disciplined Equity Portfolio (Manager: J.P. Morgan Investment Management Inc.). JPMorgan U.S. Disciplined Equity Portfolio seeks to provide a high total return from a portfolio comprised of selected equity securities. The Portfolio invest at least 80% of the value of its Assets in large-and medium capitalization U.S. Companies. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

         JPMorgan Small Company Portfolio (Manager: J.P. Morgan Investment Management Inc.). The investment objective of JPMorgan Small Company Portfolio is to provide a high total return from a portfolio of equity securities of small companies. The Portfolio invests at least 80% of the value of its assets in the common stock of small and medium sized U.S. companies, typically represented by the Russell 2000 Index. "Assets" mean net assets, plus the amount of borrowings for investment purposes.

Franklin Templeton Variable Insurance Products Trust

         Templeton Foreign Securities Fund (Class 2) (Manager: Templeton Investment Counsel, LLC.). The Fund's investment goal is long-term capital growth. Under normal market conditions, the Fund will invests at least 80% of its net assets in the equity securities of companies located outside the United States, including those in emerging markets.

         Franklin Small Cap Fund (Class 2) (Manager: Franklin Advisers, Inc.). The Fund's investment goal is long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of its net assets in the equity securities of U.S. small capitalization (small cap) companies. For this Fund, small cap companies are those companies with market cap values not exceeding (i) $1.5 billion; or (ii) the highest market cap value in the Russell 2000 Index; whichever is greater, at the time of purchase.

         Franklin Real Estate Securities Fund (Class 2) (Manager: Franklin Advisers, Inc). The Fund's principal investment goal is capital appreciation. Its secondary goal is to earn current income. Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of companies operating in the real estate sector.

         Templeton Developing Markets Securities Fund (Class 2) (Manager: Templeton Asset Management Ltd.). The Fund's investment goal is long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets in emerging market equity securities.

Calamos Advisors Trust

         Calamos Convertible Portfolio (Manager: Calamos Asset Management, Inc.). Calamos Convertible Portfolio seeks current income as its primary objective with capital appreciation as its secondary objective. The Portfolio invests primarily in a diversified portfolio of convertible securities. These convertible securities may be either debt securities (bonds) or preferred stock that are convertible into common stock, and may be issued by both U.S. and foreign companies.

AIM Variable Insurance Funds

         AIM V.I. Dent Demographic Trends Fund (Series I Shares) (Manager: A I M Advisors, Inc.). The investment objective is long-term growth of capital. The Fund seeks to meet its objective by investing in securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends.

         AIM V.I. New Technology Fund (Series I Shares) (Manager: A I M Advisors, Inc.). The investment objective is long-term growth of capital. The Fund seeks to meet its objective by investing at least 65% of its total net assets in equity securities of technology and science companies.

         AIM V.I. Premier Equity Fund (Series I Shares) (Manager: A I M Advisors, Inc., formerly known as, AIM V.I. Value Fund). The investment objective is to achieve long-term growth of capital. Income is a secondary objective. The Fund seeks to meet its objectives by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities or relative to the equity market generally.

Seligman Portfolios, Inc.

         Seligman Capital Portfolio (Manager: J. & W. Seligman & Co. Incorporated). The objective is capital appreciation. The Portfolio invests primarily in the common stock of medium-sized U.S. companies.

         Seligman Communications and Information Portfolio (Manager: J. & W. Seligman & Co. Incorporated). The Portfolio's objective is capital gain. The Portfolio seeks to achieve this objective by investing at least 80% of its net assets, exclusive of government securities, short-term notes, and cash and cash equivalents, in securities of companies operating in the communications, information and related industries. The Portfolio generally invests at least 65% of its total assets in securities of companies engaged in these industries.

There is no assurance that the Funds will achieve their stated objectives and policies.

See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund. These important documents contain more detailed information regarding all aspects of the Funds. Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of premium payments or transfers among the Subaccounts.

We (or our affiliates) may receive significant compensation from a Fund’s 12b-1 fees or from a Fund’s investment adviser (or its affiliates) in connection with administration, distribution, or other services provided with respect to the Funds and their availability through the Contracts. The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue. These percentages differ, and some Funds or their advisers (or affiliates) may pay us (or our affiliates) more than others. Currently, these percentages range from 0.15% to 0.25%.

We cannot guarantee that each Fund or portfolio will always be available for the Contracts, but in the event that a Fund or portfolio is not available, we will take reasonable steps to secure the availability of a comparable fund. Shares of each Fund are purchased and redeemed at net asset value, without a sales charge.

RESOLVING MATERIAL CONFLICTS

The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.

We don’t currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a portfolio are no longer available for investment or for any other reason in our sole discretion, or we decide that further investment in any portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company. The substituted fund may have different fees and expenses than the replaced fund. Substitutions may be made with respect to existing investments or the investment of future premiums or both. We will not substitute any shares attributable to a Contract’s interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrants or for any reason in our sole discretion. We will determine on what basis we might make any new Subaccounts available to existing Contract Owners. We may close Subaccounts to allocation of premiums or Contract Value, or both, at any time in our sole discretion.

If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change. If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:

  operate the Variable Account as a management investment company under the 1940 Act;
  de-register it under that Act if registration is no longer required; or
  combine it with other Kansas City Life separate accounts.

VOTING RIGHTS

We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds. As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts. We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.

To obtain voting instructions from you, before a meeting you will be sent voting instruction material, a voting instruction form and any other related material. Your votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares. We will determine the number of votes attributable to a Subaccount by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount. The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote. We will vote shares held by a Subaccount for which we have no instructions and any shares held in our General Account in the same proportion as those shares for which we do receive voting instructions.

If required by state insurance officials, we may disregard voting instructions when it would require us to vote shares in a manner that would:

  cause a change in sub-classification or investment objectives of one or more of the Portfolios;
  approve or disapprove an investment advisory agreement; or
  require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report. We may change how we calculate the weight given to pass-through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.

DESCRIPTION OF THE CONTRACT

The Contract is a variable annuity that provides accumulation of Variable Account Value based on the performance of Subaccounts within the Kansas City Life Variable Annuity Separate Account. You may also allocate a portion of your premiums to our Fixed Account. We provide options such as dollar cost averaging, portfolio rebalancing and the Systematic Partial Surrender Plan. The Contract offers only fixed annuity payment options.

Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus. This prospectus provides a general description of the Contracts. Your actual Contract and any endorsements are the controlling documents. If you would like a copy of your Contract and endorsements, contact our Home Office.

PURCHASING A CONTRACT

The maximum Issue Age for which we issue a Contract is 80. However, for Qualified Contracts with an Issue Age of 70½ or greater, tax laws may require that distributions begin immediately. (See “Premium Taxes,” page 28.) We may issue Contracts above the maximum Issue Age under certain circumstances. We may issue Contracts in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code.

The minimum initial premium that we accept is a single premium of $5,000 or annualized payments of $600. You may pay additional premium payments at any time while the Annuitant is alive and before the Maturity Date. These payments must be at least $50. We may limit the number and amount of additional premium payments (where permitted).

REPLACEMENT OF CONTRACTS

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract. You should replace your existing insurance only when you determine that the Contract is better for you. The charges and benefits of your existing insurance may be different from a Contract purchased from us. You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new surrender charge period.

You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender. Also, because we will not issue the Contract until we have received an initial premium from your existing insurance company, the issuance of the Contract may be delayed.

FREE-LOOK PERIOD

You may cancel your Contract for a refund during your “free-look” period. The free look period applies for the 10 days after you receive the Contract. When we receive the returned Contract at our Home Office, we will cancel the Contract. The amount that we will refund will vary according to state requirements. Most states allow us to refund Contract Value. In those states, we will return an amount equal to the Contract Value. We will determine the amount of the Contract Value as of the earlier of:

  the date the returned Contract is received by us at our Home Office; or
  the date the returned Contract is received by the Kansas City Life representative who sold you the Contract.

A few states require a return of the greater of premium payments or Contract Value. In these states, we will refund the greater of:

(a)	the premiums paid under the Contract; and
(b)	the Contract Value as of the earlier of:
  the date we receive the returned Contract at our Home Office; or
  the date the Kansas City Life representative who sold the Contract receives the returned Contract.

Some states permit only the return of premiums even if this amount is less than what we would have returned otherwise.

In all states we will also refund the $30 annual administration fee, if it was deducted prior to the return of the Contract.

ALLOCATION OF PREMIUMS

At the time of application, you select how we will allocate premiums among the Subaccounts and the Fixed Account. You can change the allocation percentages at any time by sending Written Notice to us. You may also change your allocation by telephone if you have provided proper authorization. (See “Telephone, Facsimile, Electronic Mail and Internet Authorizations,” page 25.)

Our procedures for allocation of premiums during the free-look period vary by state, based on the amount that each state requires to be refunded if the Contract is returned within the free-look period:

  or Contracts sold to residents of states that allow refund of Contract Value we will immediately allocate premiums according to the allocation you requested; and
  for contracts sold to residents of states that require either the refund of premiums paid or the refund of the greater of Contract Value or premiums paid, we will allocate premiums received during a 15-day period following the Contract Date to the Federated Prime Money Fund II Subaccount for that 15-day period. At the end of this 15-day period, we will allocate the amount in the Federated Prime Money Fund II Subaccount according to your allocation instructions.

We will allocate the initial premium within two business days of when we receive the premium at our Home Office. In order to allocate the premium in this time frame, you must properly complete the application and it must include all the information necessary to process it, including payment of the initial premium. If the application is not properly completed, we will retain the premium for up to five business days while we attempt to complete the application. If the application is not complete at the end of the 5-day period, we will inform you of the reason for the delay. We will also return the initial premium immediately, unless you specifically consent to our keeping the premium until the application is complete. Once the application is complete, we will allocate the initial premium within two business days.

We will allocate subsequent premiums at the end of the Valuation Period in which we receive the premium payment.

The values of the Subaccounts will vary with their investment experience, so that you bear the entire investment risk with respect to the Variable Account Value. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.

VARIABLE ACCOUNT VALUE

The Variable Account Value reflects the following:

  the investment experience of the selected Subaccounts;
  premiums paid;
  surrenders;
  transfers;
  charges assessed in connection with the Contract; and
  Contract indebtedness.

There is no guaranteed minimum Variable Account Value. Since a Contract’s Variable Account Value on any future date depends upon a number of factors, it cannot be predetermined.

         Calculation of Variable Account Value. We calculate the Variable Account Value on each Valuation Date. Its value will be the sum of the values attributable to the Contract in each of the Subaccounts. We will determine the amount for each Subaccount by multiplying the Subaccount's unit value on the Valuation Date by the number of Subaccount accumulation units allocated to the Contract. The value of a Subaccount may increase, decrease, or remain the same.

         Determination of Number of Accumulation Units. We will convert any amounts allocated to a Subaccount into accumulation units of that Subaccount. We determine the number of accumulation units credited to the Contract by dividing the dollar amount allocated to the Subaccount by the unit value for that Subaccount at the end of the Valuation Period during which the amount was allocated.

We will increase the number of accumulation units in any Subaccount at the end of the Valuation Period by:

  any premiums allocated to the Subaccount during the current Valuation Period; and
  transfers to the Subaccount from another Subaccount or from the Fixed Account during the current Valuation Period.

We will decrease the number of accumulation units in any Subaccount at the end of the Valuation Period by:

  amounts transferred from the Subaccount to another Subaccount or the Fixed Account; and
  amounts surrendered (including applicable charges) during the current Valuation Period.

The number of units in any Subaccount will also be reduced at the beginning of each Contract Year by a pro rata share of the $30 annual administration fee.

         Net Investment Factor. We will calculate a net investment factor on each Valuation Day. A Subaccount's net investment factor measures the investment performance of an accumulation unit in that Subaccount during a Valuation Period. The net investment factor is the ratio of the Subaccount's current value to the immediately preceding Valuation Day's value, less the daily mortality and expense charge and the daily asset-based administration charge. The formula for the net investment factor equals:

X - Z

Y

where "X" equals the sum of:

(1)	the net asset value per accumulation unit held in the Subaccount at the end of the current Valuation Day; plus
(2)	the per accumulation unit amount of any dividend or capital gain distribution on shares held in the Subaccount during the current Valuation Day; less
(3)	the per accumulation unit amount of any capital loss distribution on shares held in the Subaccount during the current Valuation Day; less
(4)	the per accumulation unit amount of any taxes or any amount set aside during the Valuation Day as a reserve for taxes.

“Y” equals the net asset value per accumulation unit held in the Subaccount as of the end of the immediately preceding Valuation Day; and

“Z” equals the charges we deduct from the Subaccount on a daily basis. These charges equal a total of 1.40% on an annual basis and consist of two separate charges. The two charges are the asset-based administration charge (0.15%) and the mortality and expense risk charge (1.25%).

         Determination of Unit Value. We arbitrarily set the value of an accumulation unit for each of the Subaccounts at $10 when the first investments were bought. The accumulation unit value for each subsequent Valuation Period is equal to:

A x B

"A" is equal to the Subaccount's accumulation unit value for the end of the immediately preceding Valuation Day; and

"B" is equal to the net investment factor for the current Valuation Day.

This accumulation unit value may increase or decrease from day to day based on investment results.

TRANSFER PRIVILEGE

After the free-look period and before the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account. Transfers are subject to the following restrictions:

  the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
  we will treat a transfer request that would reduce the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
  we have no limit on the number of transfers that you can make between Subaccounts or to the Fixed Account. However, you can make only one transfer from the Fixed Account each Contract Year. (See “Transfers from Fixed Account,” page 26, for restrictions); and
  we have the right, where permitted, to suspend or modify this transfer privilege at any time.

We will make a transfer on the date that we receive Written Notice requesting the transfer. You may also make transfers by telephone if you have provided proper authorization. (See “Telephone, Facsimile, Electronic Mail and Internet Authorizations,” page 25.)

The first six transfers during each Contract Year are free. We will charge a $25 transfer processing fee for all transfers during a Contract Year in addition to the six free ones. For the purpose of charging the fee, we will consider each request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that request. We will deduct the transfer processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

An excessive number of transfers, including short-term "market timing" transfers, may adversely affect the performance of the underlying Fund in which a Subaccount invests. If, in our sole opinion, a pattern of excessive transfers develops, we reserve the right not to process a transfer request. We also reserve the right not to process a transfer request when the sale or purchase of shares of a Fund is not reasonably practicable due to actions taken or limitations imposed by the Fund.

DOLLAR COST AVERAGING PLAN

The Dollar Cost Averaging Plan is an optional feature available with the Contract. If you elect this plan, it enables you to automatically transfer amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts. The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time. We do not guarantee that the Dollar Cost Averaging Plan will result in a gain.

Transfers under this plan occur on a monthly basis for a period you choose, ranging from 3 to 36 months. To participate in this plan you must transfer at least $250 from the Federated Prime Money Fund II Subaccount each month. You may allocate the required amounts to the Federated Prime Money Fund II Subaccount through initial and subsequent premium payments or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts or from the Fixed Account. Restrictions apply to transfers from the Fixed Account.

You may elect this plan at the time of application by completing the authorization. You may also elect it at any time after the Contract is issued by completing the election form. Dollar cost averaging transfers will start on the next monthly anniversary day following the date we receive your request or on the date you request.

Once elected, we will process transfers from the Federated Prime Money Fund II Subaccount monthly until:

  we have completed the number of designated transfers;
  the value of the Federated Prime Money Fund II Subaccount is completely depleted; or
  you send us Written Notice instructing us to cancel the monthly transfers.

There is no transfer charge for participation in the Dollar Cost Averaging Plan and transfers made under the Dollar Cost Averaging Plan won’t count toward the six free transfers allowed each Contract Year. We have the right to cancel this feature at any time with notice to you. We do not impose a charge for participating in this plan.

PORTFOLIO REBALANCING PLAN

The Portfolio Rebalancing Plan is an optional feature available with the Contract. Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value. We will do this on a quarterly basis at three month intervals from the monthly anniversary day on which the Portfolio Rebalancing Plan begins. The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix. The plan automatically adjusts your portfolio mix to be consistent with your current premium allocation instructions. If you make a change to your premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new premium allocation.

The redistribution will not count as a transfer permitted under the Contract each Contract Year. If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the monthly anniversary day the Dollar Cost Averaging Plan ends. If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution. We do not impose a charge for participating in this plan

You may elect this plan at the time of application by completing the authorization. You may also elect it at any time after the Contract is issued by completing the election form. Portfolio rebalancing will terminate when:

  you request any transfer unless you authorize a new allocation; or
  the day we receive Written Notice instructing us to cancel the plan.

PARTIAL AND FULL CASH SURRENDERS

         Partial Surrenders. You may surrender part of the Cash Surrender Value at any time before the Annuitant's death and before the Maturity Date. We will surrender the amount requested from the Contract Value on the date we receive Written Notice for the surrender. We will deduct any applicable surrender charge from the amount surrendered or from the remaining Contract Value, according to your instructions. If the remaining Contract Value is less than the surrender charge, we will reduce the amount surrendered . We will make the surrender from each Subaccount and the Fixed Account based on your instructions.

Subject to certain restrictions, we will not apply a surrender charge on the first partial surrender of up to 10% of the Contract Value per Contract Year. (See “Surrender Charge ,” page 27.)

         Systematic Partial Surrender Plan. The Systematic Partial Surrender Plan enables you to authorize an automatic regular payment of a partial surrender amount. If you wish to participate in the plan, you should instruct us to surrender a particular dollar amount from the Contract on a monthly, quarterly, semi-annual or annual basis. The minimum payment under this plan is $100. We will make the surrender from each Subaccount and the Fixed Account based on your instructions.

Subject to certain restrictions, we will not apply a surrender charge on the first amounts paid out under the Systematic Partial Surrender Plan of up to 10% of the Contract Value each Contract Year . (See “Surrender Charge ,” page 27.)

You may discontinue participation in the Systematic Partial Surrender Plan at any time by sending us Written Notice.

Certain federal income tax consequences may apply to partial and systematic partial surrenders. You should consult your tax adviser before requesting a partial or systematic partial surrender. (See “FEDERAL TAX STATUS,” page 31.)

         Full Surrender. You may request a surrender of the Contract for its Cash Surrender Value at any time before the Annuitant's death and before the Maturity Date. The Cash Surrender Value will equal the Contract Value less:

  any applicable surrender charge;
  any indebtedness;
  any premium taxes payable; and
  any withholding taxes.

We will determine the Cash Surrender Value on the date we receive Written Notice of surrender and the Contract. We will pay the Cash Surrender Value in a lump sum unless you request payment under a payment option.

Subject to certain restrictions, we will not apply a surrender charge on up to 10% of the Contract Value when you surrender the Contract. (See “Surrender Charge ,” page 27.)

Certain federal income tax consequences may apply to a surrender of the Contract. You should consult your tax adviser before requesting a surrender. (See “FEDERAL TAX STATUS,” page 31.)

         Restrictions on Distributions from Certain Contracts. Certain restrictions apply to surrenders and partial surrenders from Contracts used as funding vehicles for Internal Revenue Code Section 403(b) retirement plans. Section 403(b)(11) of the Internal Revenue Code of 1986, as amended, restricts the distribution under Section 403(b) annuity contracts of:

  elective contributions made in years beginning after December 31, 1988;
  earnings on those contributions; and
  earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distributions of those amounts may only occur upon the:

  death of the employee;
  attainment of age 59 1/2;
  separation from employment;
  disability; or
  financial hardship.

In addition, income attributable to elective contributions may not be distributed in the case of hardship.

CONTRACT TERMINATION

We may terminate the Contract and pay you the Cash Surrender Value if all of these events simultaneously exist prior to the Maturity Date:

  you have not paid premiums for at least two years;
  the Contract Value is less than $2,000; and
  total premiums paid under the Contract, less any partial surrenders, is less than $2,000.

We will mail a termination notice to you and to the holder of any assignment of record at least six months before we terminate the Contract. We have the right to automatically terminate the Contract on the date specified in the notice, unless we receive an additional premium payment before the termination date specified or the Contract Value has increased to the amount required. This additional premium payment must be for at least the required minimum amount.

CONTRACT LOANS

If your Contract is a 403(b) (TSA) Qualified Contract, you have the option of taking a Contract loan at any time after the first Contract Year. You may obtain a loan by submitting Written Notice. The only security we require is an assignment of the Contract to us. We allow only one loan per Contract Year.

We will show the current loan amount and any withdrawals for unpaid interest on your annual report.

         Amount of Loan Available. You may borrow up to the lesser of:

(1)     $50,000, reduced by the excess (if any) of the highest outstanding loan balance during the one-year period ending on the day before the loan is made over the outstanding loan balance on the day loan is made;

(2)     the greater of 50% of the Cash Surrender Value of the Contract or $10,000; or

(3)     the Cash Surrender Value less any outstanding loans, determined as of the date of the loan.

At any time you make a new loan, the sum of all prior loans, loan interest outstanding, and the current loan applied for, may not exceed the applicable limit described above. Each loan must be at least $2,500.

         Loan Account. When you make a loan, we will withdraw an amount equal to the loan from the Fixed Account and Variable Account and transfer this amount to the loan account. The loan account is part of the Fixed Account. If you do not specify allocation instructions in your loan application, we will withdraw the loan pro rata from all Subaccounts having values and from the Fixed Account. Amounts transferred to the loan account do not participate in the investment experience of the Fixed Account and the Subaccounts from which they were withdrawn.

         Interest Credited on Loaned Amount. We will pay interest on amounts in the loan account at the minimum guaranteed effective annual interest rate of 3.0% per year. We may apply different interest rates to the loan account than the Fixed Account. Any interest we credit on loaned amounts will remain in the Fixed Account.

         Loan Interest Charged. On each Contract anniversary, we will charge accrued interest on a Contract loan at the maximum rate of 8% per year. We may establish a lower rate for any period during which the Contract loan is outstanding. Interest is payable at the end of each Contract Year and on the date the loan is repaid.

If we do not receive the loan interest payment by the contract anniversary, we will transfer the accrued loan interest from the Fixed Account and Subaccounts to the loan account on a pro rata basis.

         Repayment of Loan. You must specifically identify any loan repayment as such in order to ensure that it will be applied correctly. Each loan repayment will result in a transfer of an amount equal to the loan repayment from the loan account to the Fixed Account and/or Subaccounts. We will use your current premium allocation schedule to allocate the loan repayment, unless you provide specific instructions to allocate the loan repayment differently. Each loan repayment must be at least $25.

You must repay principal and interest in substantially equal monthly payments over a five-year period. You are allowed a 31-day grace period from the installment due date. If a monthly installment is not received within the 31-day grace period, federal tax laws require us to make a deemed distribution of the entire amount of the outstanding principal, interest due, and any applicable charges under this Contract, including any surrender charge. This deemed distribution may be subject to income and penalty tax under the Code and may adversely affect the treatment of the Contract under Internal Revenue Code section 403(b).

         Indebtedness. Indebtedness means all unpaid Contract loans and loan interest. We will deduct any outstanding indebtedness from the Contract proceeds. We will terminate your Contract if your total indebtedness exceeds the Cash Surrender Value of the Contract. We will mail notice to you at least 31 days before such termination.

         ERISA Plans. If your 403(b) (TSA) Qualified Contract is part of a plan subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), you should consult a qualified legal adviser about compliance with ERISA requirements prior to requesting a Contract loan. Any loan under this Contract may also be subject to the rules of the plan it is part of.

DEATH BENEFIT BEFORE MATURITY DATE

         Death of Annuitant. If the Annuitant dies before the Maturity Date, we will pay the death benefit under the Contract to the Beneficiary.

The death benefit is equal to the greater of:

  the guaranteed death benefit less any indebtedness; or
  the Contract Value less any indebtedness on the date we receive proof of the Annuitant's death.

On the Contract Date, the guaranteed death benefit is equal to the initial premium payment. Thereafter, any subsequent premium payment increases the guaranteed minimum death benefit by the amount of the payment. Any partial surrender will decrease the guaranteed death benefit by the same percentage that the surrender decreases the Contract Value.

We will pay the proceeds to the Beneficiary in a lump sum unless you or the Beneficiary elect a payment option. If the Annuitant is an Owner, we are required to distribute the proceeds in accordance with the rules described below in “Death of Owner” for the death of an Owner before the Maturity Date.

No death benefit is payable if the Annuitant dies on or after the Maturity Date.

         Death of Owner. If an Owner dies before the Maturity Date, federal tax law requires (for a Non-Qualified Contract) that we distribute the Contract Value (or if an Owner is the Annuitant, the proceeds payable upon the Annuitant's death) to the Beneficiary within five years after the date of the Owner's death. If an Owner dies on or after the Maturity Date, we must distribute any remaining payments at least as rapidly as under the payment option in effect on the date of such Owner's death.

These distribution requirements will be considered satisfied as to any portion payable to the benefit of the Beneficiary if:

  the proceeds are distributed over the life of that Beneficiary (or a period not exceeding the Beneficiary's life expectancy);
  the distributions begin within one year of the Owner's death; and
  the Beneficiary is a natural person(i.e. not a legal entity such as a corporation or trust).

If the deceased Owner’s spouse is the designated Beneficiary, the Contract may be continued with such surviving spouse as the new Owner. In this situation, if the Beneficiary wants to leave the Contract in force and the death benefit due to the Beneficiary is greater than the Contract Value, we will increase the Contract Value to equal the death benefit. We will base this increase on the Contract Value on the date we are notified of the death of the Owner. If the Contract has joint Owners, the surviving joint Owner will be the Beneficiary, unless otherwise specified in the application. Joint Owners must be husband and wife as of the Contract Date.

If an Owner is not an individual, the Annuitant, as determined in accordance with Section 72(s) of the Internal Revenue Code, will be treated as an Owner for purposes of these distribution requirements. Any change in or death of the Annuitant will be treated as the death of an Owner.

Other rules may apply to a Qualified Contract.

PROCEEDS ON MATURITY DATE

The Maturity Date is the latest date when proceeds under the Contract are payable. The proceeds available on the Maturity Date vary depending upon how you elect to receive the proceeds:

  we will apply the Contract Value (less any indebtedness and any applicable premium taxes) if you elect to receive the proceeds under a Life Payment Option; and
  we will apply the Cash Surrender Value (less any applicable premium taxes) if you elect to receive the proceeds as a lump sum payment or as a Non-Life Payment Option.

You select the Maturity Date, subject to the following restrictions. The latest Maturity Date is the later of:

  the Contract anniversary following the Annuitant's 85th birthday; or
  the tenth Contract anniversary.

For Qualified Contracts, distributions may be required to begin at age 70½. Certain states limit the maximum Maturity Date.

You may change the Maturity Date subject to these limitations:

  we must receive your Written Notice at least 30 days before the current Maturity Date;
  you must request a Maturity Date that is at least 30 days after receipt of the Written Notice; and
  the requested Maturity Date must be not later than any earlier Maturity Date required by law.

On the Maturity Date, we will apply the proceeds under the Life Annuity with Ten Year Certain Payment Option, unless you have chosen to receive the proceeds under another payment option or in a lump sum. (See “Payment Options,” page 27.)

PAYMENTS

We will usually pay any partial surrender, full surrender, or death benefit within seven days of receipt of a Written Notice. We must also receive proof of death to pay a death benefit. We may postpone payments if:

  the New York Stock Exchange is closed, other than customary weekend and holiday closings or trading on the exchange is restricted as determined by the SEC; or
  the SEC permits by an order the postponement for the protection of Contract Owners; or
  the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account’s net assets not reasonably practical.

If you have made a recent premium or loan payment by check or draft, we may defer payment until such check or draft has been honored.

         Generations Legacy Account. We pay Proceeds through the Generations Legacy Account. The Generations Legacy Account is an interest-bearing checking account at Generations Bank, an affiliate of Kansas City Life. We will forward a checkbook to the Owner or beneficiary within 7 calendar days of a scheduled payout. Interest accrues daily and is paid monthly in the Generations Legacy Account. A Contract Owner or beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account. Generations bank is a member of the Federal Deposit Insurance Corporation (FDIC). Each account is insured up to the limit established by the FDIC.

We will pay Proceeds through the Generations Legacy Account when the Proceeds are paid to an individual.

MODIFICATIONS

We may modify the Contract, subject to providing notice to you. We may only make modification if it is necessary to:

  make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which we are subject;
  assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or variable annuity contracts (except that your consent may be required by some states);
  reflect a change in the operation of the Variable Account; or
  provide additional Variable Account and/or fixed accumulation options.

We also have the right to modify the Contract as necessary to attempt to prevent the Contract Owner from being considered the owner of the assets of the Variable Account.

In the event of any such modification, we will issue an endorsement to the Contract (if required) which will reflect the changes.

REPORTS TO CONTRACT OWNER

We will mail you a report containing key information about the Contract at least annually. The report will include the Contract Value and Cash Surrender Value of your Contract and any further information required by any applicable law or regulation. We will show the information in the report as of a date no more than two months prior to the date of mailing.

TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS

You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:

  transfer of Contract Value;
  change in Premium allocation;
  change in dollar cost averaging;
  change in portfolio rebalancing; or
  Contract loan

We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.

We will employ reasonable procedures to confirm that instructions communicated to us are genuine. If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.

The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.

We accept written requests transmitted by facsimile, but reserve the right to require you to send us the original written request.

Electronic mail requests that are received before 3:00 CST at customerservice@kclife.com will be processed on the applicable Valuation Day. If an incomplete request is received, we will notify you as soon as possible by return e-mail. Your request will be honored as of the Valuation Day when all required information is received.

Request can also be made by accessing your account on the Internet at www.kclife.com. Changes will be processed on the applicable Valuation Day. If any of the fields are left incomplete, the request will not be processed and you will receive an error message. Your request will be honored as of the Valuation Day when all required information is received. You will receive a confirmation in the mail of the changes made with in 5 days of your request.

Telephone, facsimile, electronic mail systems and the website may not always be available. Any telephone, facsimile, electronic mail system or internet connection, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.

THE FIXED ACCOUNT

You may allocate some or all of the premiums and transfer some or all of the Variable Account Value to the Fixed Account. You may also make transfers from the Fixed Account, but restrictions may apply. (See “Transfers from Fixed Account,” page 24.) The Fixed Account is part of our General Account and pays interest at declared rates guaranteed for each calendar year. We guarantee that this rate will be at least 3%. We guarantee the amount of premiums paid plus guaranteed interest and less applicable deductions.

Our general account supports our insurance and annuity obligations. Since the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount. All assets in the general account are subject to our general liabilities from business operations.

The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

We guarantee to credit the Fixed Account Value with a minimum 3% effective annual interest rate. We intend to credit the Fixed Account Value with current rates in excess of 3% minimum, but are not obligated to do so. Current interest rates are influenced by, but don’t necessarily correspond to, prevailing general market interest rates. We will determine current rates in our discretion. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out (“LIFO”) method. We may change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 3%. We may also shorten the period for which the interest rate applies to less than a year (except for the year in which such amount is received or transferred).

CALCULATION OF FIXED ACCOUNT VALUE

Fixed Account Value is equal to:

  amounts allocated or transferred to the Fixed Account; plus interest credited; less
  amounts deducted, transferred, or surrendered.

TRANSFERS FROM FIXED ACCOUNT

We allow one transfer each Contract Year from the Fixed Account. The amount transferred from the Fixed Account may not exceed 25% of the unloaned Fixed Account Value on the date of transfer (unless the balance after the transfer is less than $250, in which case we will transfer the entire amount.)

DELAY OF PAYMENT

We have the right to defer payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date we receive Written Notice for a partial surrender, full surrender, or transfer. If we do not make the payment within 30 days after we receive the documentation required to complete the transaction, we will add 3% interest to the amount paid from the date we receive documentation. Some states may require that we pay interest on periods of delay less than 30 days and some states may require us to pay an interest rate higher than 3% when we delay payment proceeds.

CHARGES AND DEDUCTIONS

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)

         General. We do not deduct a charge for sales expense from premiums at the time you pay them. However, within certain time limits described below, we will deduct a surrender charge (contingent deferred sales charge) from the Contract Value when you surrender the contract, make a partial surrender, or if you elect a Non-Life Payment Option. The purpose of the surrender charge is to reimburse us for some of the expenses we incur in distributing the Contracts. If the surrender charges are not enough to cover sales expenses, we will bear the loss. If the amount of such charges proves more than enough, we will keep the excess. We do not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts. We will make up any shortfall from our general assets, which may include amounts we derive from the mortality and expense risk charge.

         Charge for Partial Surrender or Surrender. If you take a partial or full surrender of the Contract, the surrender charge will be as follows:

          Contract Year in Which      Surrender Charge as
             Surrender Occurs         Percentage of Amount
                                          Surrendered
                    1                          7%
                    2                          7
                    3                          7
                    4                          6
                    5                          5
                    6                          4
                    7                          2
               8 and after                     0

We will not deduct a surrender charge if the surrender occurs after seven full Contract Years.

In no event will the total surrender charges we assess under a Contract exceed 8½% of the total premiums paid.

If you surrender the Contract, we will deduct the surrender charge from the Contract Value in determining the Cash Surrender Value. For a partial surrender, we will deduct the surrender charge from the amount surrendered or from Contract Value remaining after the amount requested is surrendered, according to your instructions.

         Amounts Not Subject to Surrender Charge. Your first partial surrender during a Contract Year will not be subject to a surrender charge to the extent that the amount you surrender under the plan is not in excess of 10% of the Contract Value. We limit this 10% free partial surrender to the first partial surrender per Contract Year, even if the amount you surrender is less than 10% of the Contract Value. We will assess a surrender charge on any amounts surrendered in excess of 10% and any additional surrenders which occur after the first partial surrender in a Contract Year. The 10% free partial surrender is not cumulative from year to year.

If you make a full surrender of the Contract the surrender charge does not apply to 10% of the Contract Value provided you have not already received credit for the 10% free partial surrender during that Contract Year. If you have not already received the free 10% partial surrender in that Contract Year, then only 90% of the Contract Value is subject to a surrender charge upon a full surrender.

If you have elected to participate in the Systematic Partial Surrender Plan (see “Systematic Partial Surrender Plan,” page 19), your 10% free partial withdrawal may apply to payments under this plan as long as you have not already received your free partial withdrawal for that Contract Year. You are limited to one election of the Systematic Partial Surrender Plan per Contract Year without being subject to the surrender charge. (This limitation applies even if the amount surrendered during that Contract Year is less than 10% of the Contract Value.) In the Contract Year in which you elect to participate in the plan, we will calculate the 10% limitation based on the Contract Value at the time of election. In each subsequent Contract Year in which you continue to participate in the Plan, we will calculate the 10% limitation based on the Contract Value as of the beginning of that year. We will notify you if the total amount to be surrendered in a subsequent Contract Year will exceed 10% of the Contract Value as of the beginning of such Contract Year. Unless you instruct us to reduce the surrender amount for that year so that it does not exceed the 10% limit, we will continue to process surrenders for the designated amount. Once the amount of the surrender exceeds the 10% limit, we will deduct the applicable surrender charge from the remaining Contract Value. After the seventh Contract year, when the surrender charge reaches zero, we will no longer apply a surrender charge.

         Nursing Home Waiver. If you meet the requirements described below for the Nursing Home Waiver, we will pay out the full Contract Value without applying any surrender charges. In order to be eligible for this waiver:

  we must receive satisfactory proof that you are admitted to a licensed nursing home;
  the Contract Value must be paid out in equal amounts over at least a three-year period; and
  you must be confined for at least 90 days before we will waive the surrender charges.

This waiver may not be available in all states.

TRANSFER PROCESSING FEE

The first six transfers during each Contract Year are free. We will assess a transfer processing fee of $25 for each additional transfer during such Contract Year. For the purpose of assessing the fee, we will consider each written or telephone request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer. We will deduct the transfer processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

ADMINISTRATIVE CHARGES

         Annual Administration Fee. At the beginning of each Contract Year we will deduct an annual administration fee of $30 (or less if required by applicable state law) from the Contract Value. The purpose of this fee is to reimburse us for administrative expenses relating to the Contract. We will waive this fee for Contracts with Contract Values of $50,000 or more at the beginning of the applicable Contract Year. We will deduct the charge from each Subaccount and the Fixed Account based on the proportion that the value in each account bears to the total Contract Value. This fee does not apply after the Maturity Date.

         Asset-Based Administration Charge. We will deduct a daily asset-based administration charge from the assets of the Variable Account equal to an annual rate of .15%. The purpose of this charge is to reimburse us for costs associated with administration of the Contract amounts allocated to the Variable Account. This charge does not apply after the Maturity Date.

MORTALITY AND EXPENSE RISK CHARGE

We will deduct a daily mortality and expense risk charge from the assets of the Variable Account. This charge will be equal to an annual rate of 1.25% (approximately 0.70% for mortality risk and 0.55% for expense risk). This translates to a daily rate of 0.0034247%. The purpose of this charge is to compensate us for assuming mortality and expense risks. This charge does not apply after the Maturity Date.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when we established the guarantees in the Contract. Because of these guarantees, we provide each payee with the assurance that longevity will not have an adverse effect on the annuity payments received. The mortality risk we assume also includes a guarantee to pay a death benefit if the Annuitant dies before the Maturity Date. The expense risk we assume is the risk that the annual administration fee, asset-based administration charge, and transfer processing fee may be insufficient to cover actual future expenses.

If the mortality and expense risk charge is not enough to cover the actual cost of the mortality and expense risks we undertake, we will bear the loss. If the amount of such charges proves more than enough, we will keep the excess and this amount will be available for any proper corporate purpose including financing of distribution expenses.

PREMIUM TAXES

Various states and other governmental entities levy a premium tax, currently ranging up to 3.5%, on annuity contracts issued by insurance companies. Premium tax rates may change from time to time by legislative and other governmental action. In addition, other governmental units within a state may levy such taxes.

If premium taxes are applicable, we will deduct them upon surrender or when we apply the Contract proceeds to a payment option or a lump sum payment.

REDUCED CHARGES FOR ELIGIBLE GROUPS

We may reduce the surrender charges and/or administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:

  nature of the association and its organizational framework;
  method by which sales will be made to the members of the class;
  facility with which premiums will be collected from the associated individuals;
  association's capabilities with respect to administrative tasks;
  anticipated persistency of the Contract;
  size of the class of associated individuals;
  number of years the association has been in existence; and
  any other such circumstances which justify a reduction in sales or administrative expenses.

Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.

OTHER TAXES

We do not currently assess a charge against the Variable Account for federal income taxes. We may make such a charge in the future if income or gains within the Variable Account result in any federal income tax liability to us. We may also deduct charges for other taxes attributable to the Variable Account.

INVESTMENT ADVISORY FEES AND OTHER EXPENSES OF THE FUNDS

The funds deduct investment advisory fees and other expenses. The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Subaccount invests. This means that these charges are deducted before we calculate Subaccount Values. These charges are not directly deducted from your Contract Value. See the prospectuses for the Funds for more information about the investment advisory fees and other expenses.

PAYMENT OPTIONS

The Contract offers a variety of ways, in addition to a lump sum, for you to receive proceeds payable under the Contract. Payment options are available for use with various types of proceeds, such as surrender, death or maturity. We summarize these payment options below. All of these options are forms of fixed-benefit annuities which don’t vary with the investment performance of a separate account.

The Contract ends on the Maturity Date and we will pay the proceeds to the payee under the payment option selected. The amount we apply to the payment option will vary depending upon which payment option you select. If you elect a Life Payment Option (Options 4 and 5 described below), we will apply the full Contract Value to that option. If you elect a Non-Life Payment Option (Options 1, 2, and 3 described below) or you have elected to receive a lump sum payment, we will apply the Cash Surrender Value. If you have not filed an election of a payment option with us on the Maturity Date, we will pay the Contract proceeds as a life annuity with payments guaranteed for ten years.

You may also apply Contract proceeds under a payment option prior to the Maturity Date. If you elect a Life Payment Option we will apply the full Contract Value. If you elect a Non-Life Payment Option or a lump sum payment we will apply the Cash Surrender Value.

The Beneficiary may also apply a death benefit (upon the Annuitant’s death) under a payment option.

We will deduct any premium tax applicable from proceeds at the time payments start. In order for us to pay proceeds under a payment option or a lump sum, the Contract must be surrendered.

We describe the payment options available below. The term “payee” means a person who is entitled to receive payment under that option.

If we have options or rates available on a more favorable basis than those guaranteed at the time a payment option is elected, the more favorable benefits will apply.

Election of Options

You may elect, revoke or change an option at any time before the Maturity Date while the Annuitant is living. If the payee is not the Owner, we must provide our consent for the election of a payment option. If an election is not in effect at the Annuitant’s death or if payment is to be made in one sum under an existing election, the Beneficiary may elect one of the options after the Annuitant’s death.

An election of a payment option and any revocation or change must be made by Written Notice. You may not elect an option if any periodic payment under the election would be less than $50. Subject to this condition, we will make payments annually or monthly at the end of such period.

Description of Options

         Option1: Interest Payments. We will make guaranteed interest payments to the payee annually or monthly as elected. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year. We may pay additional interest annually. The proceeds and any unpaid interest may be withdrawn in full at any time.

         Option 2: Installments of a Specified Amount. We will make annual or monthly payments until the proceeds plus interest are fully paid. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year. We may pay additional interest. The present value of any unpaid installments may be withdrawn at any time.

         Option 3: Installments for a Specified Period. We will pay the proceeds in equal annual or monthly payments for a specified number of years. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year. We may also pay additional interest. The present value of any unpaid installments may be withdrawn at any time.

         Option 4: Life Income. We will pay an income during the payee's lifetime. A minimum guaranteed payment period may be chosen. Another form of minimum guaranteed payment period is the installment refund option under which we will make payments until the total income payments received equal the proceeds applied.

         Option 5: Joint and Survivor Income. We will pay an income during the lifetime of two persons and will continue to pay an income as long as either person is living. A minimum guaranteed payment period of ten years may be chosen.

         Choice of Options: You may choose an option by written notice during the Annuitant's lifetime. If an option for payment of proceeds is not in effect at the Annuitant's death, the beneficiary may make a choice.

YIELDS AND TOTAL RETURNS

YIELDS

From time to time, we may advertise or include in sales literature yields, effective yields and total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Each Subaccount may, from time to time, advertise or include in sales literature performance relative to certain performance rankings and indices compiled by independent organizations. More detailed information as to the calculation of performance information, as well as comparisons with unmanaged market indices, appears in the Statement of Additional Information.

Effective yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolio of the Funds. The Funds’ performance reflects the Funds’ expenses. (See the prospectuses for the Funds.)

The yield of the Federated Prime Money Fund II Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Subaccount (except the Federated Prime Money Fund II Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

TOTAL RETURNS

         Standard Subaccount Average Annual Total Return. The average annual total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time, each beginning with a period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which standard subaccount average annual total return quotations are provided. Standard subaccount average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes).

         Adjusted Historic Portfolio Average Annual Total Returns. In addition to the standard version described above, other total return performance information computed on two different bases may be used in advertisements. For periods prior to the date the Variable Account commenced operations, performance information for Contracts funded by the Subaccounts will be calculated based on the performance of the Funds' Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds' Portfolios, with the level of Contract charges that were in effect at the inception of the Subaccounts for the Contracts. Adjusted Historic Portfolio Average Annual Total Return information may be presented, computed on the same basis as described above, except deductions will not include the surrender charge. In addition, we may from time to time disclose standard subaccount average annual total return in non-standard formats and cumulative total return for Contracts funded by Subaccounts.

We will only disclose other total returns if we also disclose the standard average annual total returns for the required periods. For additional information regarding the calculation of performance data, please refer to the Statement of Additional Information.

BENCHMARKS AND RATINGS

We are a member of the Insurance Marketplace Standards Association (“IMSA”) and as such may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds or certain other investment accounts with investment objectives similar to each of the Subaccounts. Lipper Analytical Services, Inc. (“Lipper”), Morningstar, Inc. (“Morningstar”), and the Variable Annuity Research Data Service (“VARDS”) are independent services that monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper’s and Morningstar’s rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, Morningstar and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS and Morningstar prepare risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. Performance data published by CDA/Weisenberger also may be used in advertisements and sales literature.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio’s investment experience is positive.

FEDERAL TAX STATUS

INTRODUCTION

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money -generally for retirement purposes. If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

TAXATION OF NON-QUALIFIED CONTRACTS

         Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any annual increases in the excess of the Contract Value. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

         Withdrawals. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract Value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

         Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

  made on or after the taxpayer reaches age 59 1/2;
  made on or after the death of an Owner;
  attributable to the taxpayer's becoming disabled; or
  made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax.

         Annuity Payments. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

         Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

         Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain Maturity Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange should consult a tax adviser as to the tax consequences.

         Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

         Multiple Contracts. All Non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

         Further Information. We believe that the Contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF QUALIFIED CONTRACTS

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

Individual Retirement Accounts (IRAs), as defined in Sections 219 and 408 of the Code, permit individuals to make annual contributions of up to the lesser of $3,000 (or $3,500 if you are over age 50) or the amount of compensation includible in the individual’s gross income. The contributions may be deductible in whole or in part, depending on the individual’s income. Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply.

SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $7,000 (as increased for cost of living adjustments). The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59½ are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning in the year in which the conversion was made.

Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract. A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply.

Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee’s retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59½, separation from service, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. A 10% penalty tax generally applies to distributions made before age 59½, unless certain exceptions apply.

         Other Tax Issues. Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules.

Distributions from Qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect not have tax withheld from distributions.

“Eligible rollover distributions” from section 401(a) plans and section 403(b) tax sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, except certain distributions such as distributions required by the Code, certain distributions of after tax contributions or distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the Owner chooses a “direct rollover” from the plan to another tax-qualified plan 403(b) plan, governmental 457 plan or IRA.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Contract Owners currently receive. We make no guarantee regarding the tax status of any Contact and do not intend the above discussion as tax advice.

DISTRIBUTION OF THE CONTRACTS

We will offer the Contracts to the public on a continuous basis and we do not anticipate discontinuing the offering of the Contracts. However, we have the right to discontinue the offering. Applications for Contracts are solicited by agents appointed by us who are licensed by applicable state insurance authorities to sell our variable annuity contracts and who are also registered representatives of Sunset Financial Services, Inc. (“Sunset Financial”), one of our wholly-owned subsidiaries, or of broker-dealers who have entered into written sales agreements with Sunset Financial. The registered representatives are registered with the National Association of Securities Dealers, Inc. (the “NASD”) and the states in which they do business. Sunset Financial was incorporated in the state of Washington on April 23, 1964 and the address is 3200 Capitol Blvd. South, Olympia, WA 98501-3396. Sunset Financial is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates and is a member of the NASD.

Sunset Financial acts as the Principal Underwriter, as defined in the 1940 Act, of the Contracts for the Variable Account pursuant to an Underwriting Agreement between Kansas City Life and Sunset Financial. Sunset Financial is not obligated to sell any specific number of Contracts. Sunset Financial’s principal business address is P.O. Box 219365, Kansas City, Missouri 64121-9365. Sunset Financial will receive commissions of up to 4.2%. Additional amounts may be paid in certain circumstances.

Underwriting commissions of the following amounts were paid to Sunset Financial for sale of the Contracts:$1,969,297 in 1999 and $2,531.099 in 2000, and $143,560.23 in 2001.

Sunset Financial does not retain any override as distributor for the Contracts. However, Sunset Financial’s operating and other expenses are paid for by Kansas City Life. Also, Sunset Financial receives 12b-1 fees from Franklin Templeton Fund.

Because registered representatives of Sunset Financial are also agents of Kansas City Life, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers, such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

When policies are sold through other broker-dealers that have entered into selling agreements with Sunset Financial Services, the commission that will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Kansas City Life’s representatives. Selling firms may retain a portion of commissions. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. The broker-dealers will be compensated as provided in the selling agreements, and Sunset Financial Services, Inc. will reimburse Kansas City Life for such amounts and for certain other direct expenses in connection with marketing the Contracts through other broker-dealers.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the Contact owners or the Variable Account.

LEGAL PROCEEDINGS

Kansas City Life and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, Kansas City Life believes that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or Kansas City Life.

COMPANY HOLIDAYS

We are closed on the following holidays: New Year’s Day, President’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. We will recognize holidays that fall on a Saturday on the previous Friday. We will recognize holidays that fall on a Sunday on the following Monday.

FINANCIAL STATEMENTS

The following financial statements for Kansas City Life are included in the Statement of Additional Information:

  balance sheets as of December 31, 2001 and 2000; and
  related statements of income, stockholders’ equity and cash flows for each of years in the three-year period ended December 31, 2001.

The following reports for the Variable Account are included in the Statement of Additional Information:

  statements of net assets for the year ended December 31, 2001, and related statement of operations for the year ended December 31, 2001 and statements of changes in net assets for each of the years in the two-year period ended December 31, 2001.

Kansas City Life’s financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life’s financial statements only as an indication of Kansas City Life’s ability to meet its obligations under the Contracts. You should not consider them as having an effect on the investment performance of the assets held in the Variable Account.

CONDENSED FINANCIAL INFORMATION

The unit values and the number of accumulation units for each Subaccount for the periods shown are as follows:

                                 No. of                      No. of                         No. of
                              Units as Of                  Units as of                    Units as of
                                          Unit Value as of               Unit Value as of               Unit Value as of
                                12-31-01  12-31-01  1-1-01   12-31-00   12-31-00   1-1-00  12-31-99    12-31-99  1-1-99
            MFS
   Emerging Growth Series      1,377,606   17.73     25.74  1,305,640     27.03    34.34    959,024      34.34   19.52
      Research Series          1,139,247   16.25     19.97  1.076,208     20.93    22.00    854,627      22.00   18.15
    Total Return Series         813,241    18.09     18.20   681,939      18.30    15.75    663,964      15.75   15.71
      Utilities Series         1,199,579   18.96     24.71  1,096,546     25.37    23.78    779,090      23.78   18.78
  Strategic Income Series        45,118    11.12     10.84    45,710      10.77    10.39    37,881       10.39   10.89
        Bond Series             318,363    13.26     12.46   234,751      12.37    11.42    248,885      11.42   11.84

      American Century
  VP Capital Appreciation       438,956    10.63     13.91   390,944      14.98    13.79    201,336      13.79    8.55
     VP Income & Growth         488,090     6.32     6.81    299,942      6.99      7.84    127,360      7.84     N/A
      VP International          610,610    14.55     20.65   566,179      20.84    25.75    351,829      25.75   16.30
          VP Value              383,125     7.64     6.74    177,783      6.87      5.75    119,093      5.75     N/A

         Federated
  American Leaders Fund II      803,723    18.95     12.06   887,788      20.06    19.49    880,408      19.49   18.91
  High Income Bond Fund II      539,719    11.85     11.85   593,275      11.85    13.19    725,350      13.19   13.12
    Prime Money Fund II         913,702    12.34     12.06  1,116,955     12.06    11.55   1,637,233     11.54   11.19
International Small Company      36,797     5.68     8.21     22,605      8.23      N/A       N/A         N/A     N/A
          Fund II

          Dreyfus
        Appreciation            921,942    13.56     14.94   990,125      15.16    15.29    850,787      15.29   14.07
         Small Cap             1,212,035    13.75     14.26  1,195,417     14.86    13.05   1,022,402     13.05   10.87
      Stock Index Fund         1,833,590   13.42     15.05  1,779,126     15.50    17.15   1,478,541     17.15   14.55
Socially Responsible Growth     129,288    26.84     33.80   128,985      35.16    39.60    46,470       39.60    N/A
         Fund, Inc.

        J.P. Morgan
  U.S. Disciplined Equity       208,516    14.06     15.72   187,119      16.18    18.27    64,227       18.28    N/A
         Portfolio
  Small Company Portfolio       136,287    13.45     14.03   113,029      14.83    16.80    15,815       16.80    N/A

     Franklin Templeton
  Foreign Securities Fund       100,204    17.49     21.09    91,151      21.12    22.10    42,265       22.10    N/A
          Class 2
  Franklin Small Cap Fund       101,690     6.50     7.26     56,941      7.77      N/A       N/A         N/A     N/A
         (Class 2)
 Franklin Real Estate Fund       72,838    11.36     10.59     891        10.68     N/A       N/A         N/A     N/A
         (Class 2)
    Templeton Developing         14,670     7.53     8.29     6,136       8.31      N/A       N/A         N/A     N/A
  Markets Securities Fund
         (Class 2)

          Calamos
   Convertible Portfolio       1,102,523   11.94     12.51   765,350      12.73    12.08    175,917       12.08    N/A

            AIM
   V.I. Dent Demographic        394,589     4.90     6.68    159,391      7.31      N/A       N/A          N/A     N/A
        Trends Fund
  V.I. New Technology Fund      253,770     3.01     5.04     87,053      5.82      N/A       N/A          N/A     N/A
  V.I. Premier Equity Fund      235,650     7.18     8.04     88,258      8.33      N/A       N/A          N/A     N/A

          Seligman
Capital Portfolio (Class 2)     446,571     6.49     7.18    166,517      7.85      N/A       N/A          N/A     N/A
     Communications and         318,950     6.32     5.78    123,595      6.10      N/A       N/A          N/A     N/A
   Information Portfolio
         (Class 2)

                            No. of Units                      No. of                         No. of
                                as Of                       Units as Of                   Units as Of
                                           Unit Value as of              Unit Value as of              Unit Value as of
                              12-31-98   12-31-98  1-1-98    12-31-97    12-31-97   1-1-97  12-31-96  12-31-96  1-1-96
           MFS
  Emerging Growth Series       772,321     19.57    14.82    518,578       14.79     12.17   253,083    12.31    10.65
     Research Series           770,593     18.23    15.01    516,667       14.99     12.51   190,114    12.64    10.49
   Total Return Series         525,904     15.73    14.23    292,413       14.20     11.81   79,175     11.88    10.56
     Utilities Series          476,246     18.63    15.96    204,977       16.00     12.21   32,814     12.32    10.58
 Strategic Income Series       32,531      10.83    10.16     36,847       10.17     0.39    22,139     10.44    10.39
       Bond Series             228,058     11.83    11.29     94,899       11.23     10.29   58,082     10.34    10.29

     American Century
 VP Capital Appreciation       209,506     8.59     8.84     200,605       8.90      9.15    147,134    9.33     9.91
    VP Income & Growth           N/A        N/A      N/A       N/A          N/A       N/A      N/A       N/A      N/A
     VP International          318,032     15.71    13.49    188,540       13.41     11.37   77,422     11.47    10.24
         VP Value                N/A        N/A      N/A       N/A          N/A       N/A      N/A       N/A      N/A

        Federated
 American Leaders Fund II      671,781     18.89    16.33    341,341       16.29     12.43   94,537     12.48     10.50
 High Income Bond Fund II      629,345     13.10    12.94    348,642       12.93     11.52   88,100     11.52
                                                                                                                 10.23
   Prime Money Fund II         732,947     11.19    10.81    141,386       10.81     10.45   53,502     10.45
                                                                                                                 10.12
   International Small           N/A                           N/A          N/A       N/A      N/A       N/A      N/A
     Company Fund II

         Dreyfus
       Appreciation            522,930     14.08    11.07    154,014       10.97      N/A      N/A       N/A      N/A
        Small Cap              916,842     10.95    11.45    349,294       11.50      N/A      N/A       N/A      N/A
     Stock Index Fund          866,145     14.56    11.57    355,380       11.52      N/A      N/A       N/A      N/A
 The Socially Responsible        N/A        N/A      N/A       N/A          N/A       N/A      N/A       N/A      N/A
    Growth Fund, Inc.

       J. P. Morgan
 U.S. Disciplined Equity         N/A        N/A      N/A       N/A          N/A       N/A      N/A       N/A      N/A
        Portfolio
 Small Company Portfolio         N/A        N/A      N/A       N/A          N/A       N/A      N/A       N/A      N/A

    Franklin Templeton
 Foreign Securities Fund         N/A        N/A      N/A       N/A          N/A       N/A      N/A       N/A      N/A
         Class 2
 Franklin Small Cap Fund         N/A        N/A      N/A       N/A          N/A       N/A      N/A       N/A      N/A
        (Class 2)
Franklin Real Estate Fund        N/A        N/A      N/A       N/A          N/A       N/A      N/A       N/A      N/A
        (Class 2)
   Templeton Developing          N/A        N/A      N/A       N/A          N/A       N/A      N/A       N/A      N/A
 Markets Securities Fund
        (Class 2)

           AIM
  V.I. Dent Demographic          N/A        N/A      N/A       N/A          N/A       N/A      N/A       N/A      N/A
       Trends Fund
 V.I. New Technology Fund        N/A        N/A      N/A       N/A          N/A       N/A      N/A       N/A      N/A
 V.I. Premier Equity Fund        N/A        N/A      N/A       N/A          N/A       N/A      N/A       N/A      N/A

      Seligman
 Capital Portfolio (Class 2)     N/A        N/A      N/A       N/A          N/A       N/A      N/A       N/A      N/A
    Communications and                                         N/A          N/A       N/A      N/A       N/A      N/A
  Information Portfolio
        (Class 2)

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

To order a copy of the Statement of Additional Information you must complete and mail the form below, or you may call
(800) 616-3670 to order a copy.

To: Kansas City Life Insurance Company

Variable Administration Department

P.O. Box 219364

Kansas City, Missouri 64121-9364

Please mail a copy of the Statement of Additional Information for the Kansas City Life Variable Annuity Separate Account to:

Name:________________________________________________________________________________________Address:______________________________________________________________________________________

City______________________ State _________ Zip____________

Signature of Requestor:__________________________________________________________________________

Date:_____________________

PART B

STATEMENT OF ADDITIONAL INFORMATION

Kansas City Life Insurance Company
3520 Broadway
P.O. Box 219364
Kansas City, Missouri 64121-9364
(800) 616-3670

Statement Of Additional Information
Kansas City Life Variable Annuity Separate Account
Individual Flexible Premium Deferred Variable Annuity Contract

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the flexible premium deferred variable annuity contract (the “Contract”) we offer. This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds. The Prospectus is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2002.

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

ADDITIONAL CONTRACT PROVISIONS

The Contract

The entire Contract is made up of the contract and the application. The statements made in the application are deemed representations and not warranties. We cannot use any statement to deny a claim or to void the Contract unless it is in the application and we attach a copy of the application to the Contract at issue.

Incontestability

We will not contest the Contract after it has been in force during the Annuitant's lifetime for two years from the Contract Date of the Contract.

Misstatement of Age or Sex

If the age or sex of the Annuitant has been misstated, the amount that we will pay is the amount that the proceeds would have purchased at the correct age and sex.

If we make an overpayment because of an error in age or sex, the overpayment plus interest at 3% (compounded annually) will be a debt against the Contract. If you do not repay this amount, we will reduce future payments accordingly.

If an underpayment is made because of an error in age or sex, we will calculate any annuity payments at the correct age and sex and we will adjust future payments. We will pay the underpayment with interest at 3% (compounded annually) in a single sum.

Non-Participation

The Contract is not eligible for any dividends and will not participate in our surplus earnings.

Tax Status of the Contracts

Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

        Diversification Requirements. The Internal Revenue Code ("Code") requires that the investments of each investment division of the separate account underlying the contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that the Variable Account, through each Portfolio of the Funds, will satisfy these diversification requirements.

         Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of an Owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contract does not give an Owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent an Owner from being treated as the owner of the separate account assets supporting the Contract.

         Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract. Specifically, section 72(s) requires that: (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

CALCULATION OF YIELDS AND TOTAL RETURNS

From time to time, we may disclose yields, total returns, and other performance data pertaining to the Contracts for a Subaccount. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC.

Because of the charges and deductions imposed under a Contract, the yield for the Subaccounts will be lower than the yield for their respective Portfolios. The calculations of yields, total returns, and other performance data do not reflect the effect of any premium tax that may be applicable to a particular Contract. Premium taxes currently range from 0% to 3.5% of premium based on the state in which the Contract is sold.

Federated Prime Money Fund II Subaccount Yields

From time to time, advertisements and sales literature may quote the current annualized yield of the Federated Prime Money Fund II Subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Federated Prime Money Fund II or on its portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one unit of the Federated Prime Money Fund II Subaccount at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

The net change in account value reflects:

(1)	net income from the Federated Prime Money Fund II attributable to the hypothetical account; and
(2)	charges and deductions imposed under the Contract which are attributable to the hypothetical account.

The charges and deductions include the per unit charges for the hypothetical account for:

(1)	the annual administration fee,
(2)	the asset-based administration charge, and
(3)	the mortality and expense risk charge.

For purposes of calculating current yields for a Contract, an average per unit administrative fee is used based on the $30 annual administration fee deducted at the beginning of each Contract Year and an assumed account size equal to the subaccount’s average account size. Current Yield will be calculated according to the following formula:

Current Yield = ((NCS - ES)/UV) X (365/7)
Where:
NCS = the net change in the value of the Portfolio (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one subaccount unit.
ES = per unit expenses attributable to the hypothetical account for the seven-day period.
UV = the unit value for the first day of the seven-day period.
365/7
Effective Yield = (1 + ((NCS-ES)/UV)) - 1
Where:
NCS = the net change in the value of the Portfolio (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one subaccount unit.
ES = per unit expenses attributable to the hypothetical account for the seven-day period.
UV = the unit value for the first day of the seven-day period.

Because of the charges and deductions imposed under the Contract, the yield for the Federated Prime Money Subaccount will be lower than the yield for the Federated Prime Money Fund II.

The current and effective yields on amounts held in the Federated Prime Money Fund II Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Federated Prime Money Fund II Subaccount's actual yield is affected by:

  changes in interest rates on money market securities;
  average portfolio maturity of the Federated Prime Money Fund II;
  the types and quality of portfolio securities held by the Federated Prime Money Fund II; and
  the Federated Prime Money Fund II's operating expenses.

Yields on amounts held in the Federated Prime Money Fund II Subaccount may also be presented for periods other than a seven-day period.

The current and effective yields for the Federated Prime Money Fund II subaccount for the seven-day period ended December 31, 2001 were 0.33%.

Other Subaccount Yields

From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Federated Prime Money Fund II Subaccount) for a Contract for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by the Subaccount during a 30-day or one-month period that is assumed to be generated each period over a 12-month period.

The yield is computed by:

(1)	dividing the net investment income of the Portfolio attributable to the Subaccount units less Subaccount expenses for the period; by
(2)	the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; by
(3)	compounding that yield for a six-month period; and by
(4)	multiplying that result by two. Expenses attributable to the Subaccount include the annual administration fee, asset-based administration charge, and mortality and expense risk charge.

The yield calculation assumes an annual administration fee of $30 per year per Contract deducted at the beginning of each Contract Year. For purposes of calculating the 30-day or one-month yield, an average annual administration fee per dollar of Contract value in the Account is used to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period.

The 30-day or one-month yield is calculated according to the following formula:

Yield = 2 X (((NI - ES)/(U X UV)) + 1)6 - 1)
Where:
NI = net income of the Portfolio for the 30-day or one-month period attributable to the Subaccount's units.
ES = expenses of the Subaccount for the 30-day or one-month period.
U = the average number of units outstanding.
UV = the unit value at the close of the last day in the 30-day one-month period.

Because of the charges and deductions imposed under the Contracts, the yield for the Subaccount will be lower than the yield for the corresponding Funds Portfolio.

The yield on the amounts held in the Subaccounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Subaccount’s actual yield is affected by the types and quality of portfolio securities held by the corresponding Portfolio and its operating expenses.

Yield calculations do not take into account the surrender charge under the Contract equal to 2% to 7% of the amount surrendered during the first seven Contract years. Subject to certain restrictions, a surrender charge will not be imposed upon surrender or on the first partial surrender in any Contract year on an amount up to 10% of the Contract Value as of the beginning of the Contract Year.

Standard Subaccount Average Annual Total Returns

From time to time, sales literature or advertisements may also quote standard subaccount average annual total returns for the Subaccounts for various periods of time.

When a Subaccount has been in operation for one, five and 10 years, respectively, the standard subaccount average annual total return for these periods will be provided. Standard subaccount average annual total returns for other periods of time may, from time to time, also be disclosed.

Standard subaccount average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month-end practicable, considering the type and media of the communication that will be stated in the communication.

We will calculate standard subaccount average annual total returns using Subaccount unit values which we calculate on each valuation day based on:

  the performance of the Subaccount's underlying Portfolio;
  the deductions for the annual administration fee;
  asset-based administration charge; and
  mortality and expense risk charge.

The calculation assumes that the annual administration fee is $30 per year per Contract deducted at the beginning of each Contract year. For purposes of calculating average annual total return, an average per dollar annual administration fee attributable to the hypothetical account for the period is used based on an account size equal to the subaccount's average account size. The calculation also assumes surrender of the Contract at the end of the period for the return quotation. Standard subaccount average annual total returns will therefore reflect a deduction of the surrender charge for any period less than eight years.

The total return will then be calculated according to the following formula:

TR = ((ERV/P)1/N) - 1
Where:
TR = the standard subaccount average annual total return net of Subaccount recurring charges.
ERV = the ending redeemable value (net of any applicable surrender charge) of the hypothetical account at the end of the period.
P = a hypothetical initial payment of $1,000.
N = the number of years in the period.

The standard subaccount average annual total returns for the Subaccounts for the period of each Subaccount's operations during 2001 are presented below.

Standard Subaccount Average Annual Total Returns

                                                                         One Year    Three Year      Since
                                                                       Return From   Return From   Inception     Subaccount
          Fund                                                         1/1/2001 to   1/1/1999 to   Return to     Inception
         Manager                          Subaccount                    12/31/2001   12/31/2001   12/31/2001        Date
           MFS                         EMERGING GROWTH                   -39.20%       -5.37%        9.96%      Sept 6, 1995
                                           RESEARCH                      -28.00%       -5.89%        7.85%      Sept 6, 1995
                                         TOTAL RETURN                     -8.30%        2.45%       10.03%      Sept 6, 1995
                                          UTILITIES                      -30.70%       -1.62%       11.20%      Sept 6, 1995
                                   STRATEGIC INCOME SERIES                -4.19%       -1.32%        1.63%      Sept 6, 1995
                                             BOND                         -0.56%        1.59%        4.20%      Sept 6, 1995

      AMER. CENTURY                VP CAPITAL APPRECIATION               -34.25%        4.99%        0.67%      Sept 6, 1995
                                      VP INCOME & GROWTH                 -16.20%       -4.65%       -6.98%      May 1, 1999
                                       VP INTERNATIONAL                  -35.26%       -4.66%        6.20%      Sept 6, 1995
                                           VP VALUE                       3.21%         5.85%        3.70%      May 1, 1999

        FEDERATED                  AMERICAN LEADERS FUND II              -12.40%       -2.10%       10.86%      Sept 6, 1995
                                   HIGH INCOME BOND FUND II               -7.28%       -5.41%        2.69%      Sept 6, 1995
                                     PRIME MONEY FUND II                  -5.10%        1.05%        2.93%      Sept 6, 1995
                             INTERNATIONAL SMALL COMPANY FUND II         -36.02%         NA         -38.49%    Aug. 29, 2000

         DREYFUS                         APPRECIATION                    -17.07%       -3.43%        6.83%      May 1, 1997
                                     SMALL CAPITALIZATION                -14.15%        5.53%        7.37%      May 1, 1997
                                         STOCK INDEX                     -19.71%       -4.84%        6.54%      May 1, 1997
                                     SOCIALLY RESPONSIBLE                -29.22%       -7.03%       -10.17%     May 1, 1999

       J.P. MORGAN            U.S. DISCIPLINED EQUITY PORTFOLIO          -19.46%       -5.89%       -9.31%      May 1, 1999
                                   SMALL COMPANY PORTFOLIO               -15.89%        1.85%        2.17%      May 1, 1999

   FRANKLIN TEMPLETON       INTERNATIONAL SECURITIES FUND CLASS 2        -23.19%       -3.02%       -6.32%      May 1, 1999
                                   SMALL CAP FUND (CLASS 2)              -22.52%        8.36%       -32.67%    Aug. 29, 2000

                                  REAL ESTATE FUND (CLASS 2)              -1.32%        6.07%        3.52%     Aug. 29, 2000
                              DEVELOPING MARKETS SECURITIES FUND         -15.95%       -4.97%       -23.70%    Aug. 29, 2000
                                          (CLASS 2)

         CALAMOS                         CONVERTIBLE                     -13.00%         NA          4.24%      May 1, 1999

 AIM VARIABLE INSURANCE       V.I. DENT DEMOGRAPHIC TRENDS FUND          -37.77%         NA         -45.62%    Aug. 29, 2000
          FUNDS
                                   V.I. NEW TECHNOLOGY FUND              -52.01%       -14.77%      -62.58%    Aug. 29, 2000
                                   V.I. PREMIER EQUITY FUND              -20.06%       -4.56%       -26.95%    Aug. 29, 2000

  SELIGMAN PORTOFOLIOS,          CAPITAL PORTFOLIO (CLASS 2)             -23.37%        5.85%       -34.85%    Aug. 29, 2000
          INC.
                                COMMUNICATIONS AND INFORMATION            -3.92%        3.04%       -33.99%    Aug. 29, 2000
                                     PORTFOLIO (CLASS 2)

Other Total Returns

         Adjusted Historic Portfolio Average Annual Total Return. From time to time, sales literature or advertisements may also quote total returns for periods prior to the date the Variable Account began operations. Such performance information will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.

Such Adjusted Historic Portfolio Average Annual Total Return information (including deduction of the surrender charge) is as follows:

Adjusted Historic Portfolio Average Annual Total Returns (Net of Surrender Charge)

                                                                                                    For the        From
                                                                           For the  For the 3-year   5-year     Inception of
                                                                           1-year    Period Ended  Period Ended  Series Fund
                        Portfolio                                       Period Ended   12/31/01      12/31/01      Ended
                                                                          12/31/01                                12/31/01
                                                           Inception Date

        MFS                     EMERGING GROWTH             July 25, 1995  -39.20%      -5.37%        6.54%       10.30%
                                   RESEARCH                 July 28, 1995  -28.00%      -5.89%        4.13%        7.89%
                                 TOTAL RETURN               Jan. 3, 1995   -8.30%        2.45%        7.73%       11.18%
                                   UTILITIES                Jan. 3, 1995   -30.70%      -1.62%        7.96%       12.72%
                            STRATEGIC INCOME SERIES         June 14, 1994  -4.19%       -1.32%        0.30%        2.50%
                                     BOND                   Oct. 24, 1995  -0.56%        1.59%        4.08%        4.20%

   AMER. CENTURY            VP CAPITAL APPRECIATION         Nov. 20, 1987  -34.25%       4.99%        1.51%        7.16%
                             VP INCOME AND GROWTH            Nov.1, 1997   -16.20%      -4.65%          NA         4.07%
                               VP INTERNATIONAL              May 1, 1994   -35.26%      -4.66%        3.75%        5.18%
                                   VP VALUE                  May 1, 1996    3.21%        5.85%        9.18%       10.29%

     FEDERATED             AMERICAN LEADERS FUND II         Feb.10, 1994   -12.40%      -2.10%        7.66%       11.42%
                           HIGH INCOME BOND FUND II         March 1, 1994  -7.28%       -5.41%        -0.41%       3.22%
                              PRIME MONEY FUND II           Nov.11, 1994   -5.10%        1.05%        2.38%        3.09%
                      INTERNATIONAL SMALL COMPANY FUND II    May 1, 2000   -36.02%        NA            NA        -31.14%

      DREYFUS                    APPRECIATION               April 5, 1993  -17.07%      -3.43%        8.27%       12.12%
                             SMALL CAPITALIZATION           Aug. 31, 1990  -14.15%       5.53%        5.57%       27.43%
                                  STOCK INDEX              Sept. 29, 1989  -19.71%      -4.84%        7.78%       10.71%
                             SOCIALLY RESPONSIBLE           Oct. 1, 1993   -29.22%      -7.03%        5.75%       10.90%

    J.P. MORGAN        U.S. DISCIPLINED EQUITY PORTFOLIO    Jan. 3, 1995   -19.46%      -5.89%        5.35%       11.11%
                            SMALL COMPANY PORTFOLIO         Jan. 3, 1995   -15.89%       1.85%        3.90%        9.98%

 FRANKLIN TEMPLETON  INTERNATIONAL SECURITIES FUND CLASS 2   May 1, 1992   -23.19%      -3.02%        2.20%        8.08%
                            SMALL CAP FUND (CLASS 2)        Nov. 1, 1995   -22.52%       8.36%        7.92%       11.37%
                          REAL ESTATE FUND (CLASS 2)        Jan. 24, 1989  -1.32%        6.07%        3.47%        8.64%
                      DEVELOPING MARKETS SECURITIES FUND    March 4, 1996  -15.95%      -4.97%       -13.88%      -12.94%
                                   (CLASS 2)

      CALAMOS                     CONVERTIBLE                May 1, 1999   -13.00%        NA            NA         4.24%

    AIM VARIABLE       V.I. DENT DEMOGRAPHIC TRENDS FUND    Dec 29, 1999   -37.77%        NA            NA        -29.05%
  INSURANCE FUNDS
                           V.I. NEW TECHNOLOGY FUND         Oct. 18, 1993  -52.01%      -14.77%       -3.02%       4.83%
                           V.I. PREMIER EQUITY FUND          May 5, 1993   -20.06%      -4.56%        7.12%       11.77%

      SELIGMAN            CAPITAL PORTFOLIO (CLASS 2)       June 21, 1988  -23.37%       5.85%        11.60%      12.25%
 PORTOFOLIOS, INC.
                        COMMUNICATIONS AND INFORMATION      Oct. 11, 1994  -3.92%        3.04%        12.24%      15.62%
                              PORTFOLIO (CLASS 2)

From time to time, sales literature or advertisements may also quote Adjusted Historic Portfolio Average Annual Total Returns that do not reflect the surrender charge. These are calculated in exactly the same way as the Adjusted Historic Portfolio Average Annual Total Returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts surrendered.

Such Adjusted Historic Portfolio Average Annual Total Return information (not including deduction of the surrender charge) is as follows:

Adjusted Historic Portfolio Average Annual Total Returns (No Surrender Charge Deducted)

                                                                                                                       From
                                                                                                     For the     Inception of
                                                       Inception Date For the 1-year    For the       5-year     Series Fund
                                                                       period ended  3-year period  period ended    ended
                       Portfolio                                         12/31/01    ended 12/31/01   12/31/01     12/31/01

         MFS                   EMERGING GROWTH          July 25,1995     -34.49%         -3.29%         7.53%         10.72%
                                   RESEARCH             July 28,1995     -22.42%         -3.83%         5.10%         8.30%
                                 TOTAL RETURN            Jan. 3,1995      -1.19%         4.69%          8.73%         11.56%
                                  UTILITIES              Jan. 3,1995     -25.32%         0.54%          8.96%         13.11%
                           STRATEGIC INCOME SERIES      June 14,1994      3.24%          0.84%          1.22%         2.74%
                                     BOND               Oct. 24,1995      7.15%          3.82%          5.04%         4.62%

    AMER. CENTURY          VP CAPITAL APPRECIATION      Nov. 20,1997     -29.15%         7.29%          2.45%         7.16%
                             VP INCOME AND GROWTH        Nov.1,1997       -9.70%         -2.56%           NA          5.23%
                               VP INTERNATIONAL          May 1,1994      -30.24%         -2.57%         4.71%         5.43%
                                   VP VALUE              May 1,1996       11.22%         8.17%          10.19%        11.00%

      FEDERATED            AMERICAN LEADERS FUND II      Feb.10,1994      -5.61%         0.04%          8.66%         11.68%
                           HIGH INCOME BOND FUND II     March 1,1994      -0.08%         -3.34%         0.51%         3.46%
                             PRIME MONEY FUND II         Nov.11,1994      2.26%          3.26%          3.33%         3.36%
                         INTERNATIONAL SMALL COMPANY     May 1, 2000     -31.06%           NA             NA         -27.82%
                                   FUND II

       DREYFUS                   APPRECIATION           April 5,1993     -10.63%         -1.31%         9.27%         12.12%
                             SMALL CAPITALIZATION       Aug. 31,1990      -7.49%         7.84%          6.55%         27.43%
                                 STOCK INDEX            Sept. 29,1989    -13.48%         -2.76%         8.78%         10.71%
                             SOCIALLY RESPONSIBLE       Oct. 1, 1993     -23.72%         -4.99%         6.73%         10.90%

     J.P. MORGAN           U.S. DISCIPLINED EQUITY      Jan. 3, 1995     -13.21%         -3.83%         6.32%         11.49%
                                  PORTFOLIO
                           SMALL COMPANY PORTFOLIO       Jan. 3,1995      -9.37%         4.09%          4.86%         10.37%

  FRANKLIN TEMPLETON    INTERNATIONAL SECURITIES FUND    May 1,1992      -17.24%         -0.89%         3.14%         8.08%
                                   CLASS 2
                           SMALL CAP FUND (CLASS 2)     Nov. 1, 1995     -16.50%         10.73%         8.92%         11.81%
                          REAL ESTATE FUND (CLASS 2)    Jan. 24, 1989     6.34%          8.39%          4.43%         8.64%
                        DEVELOPING MARKETS SECURITIES   March 4, 1996     -9.43%         -2.88%        -13.08%       -12.40%
                                FUND (CLASS 2)

       CALAMOS                   CONVERTIBLE             May 1,1999       -6.25%           NA             NA          6.82%

     AIM VARIABLE        V.I. DENT DEMOGRAPHIC TRENDS   Dec. 29, 1999    -32.94%           NA             NA         -26.35%
   INSURANCE FUNDS                   FUND
                           V.I. NEW TECHNOLOGY FUND     Oct. 18, 1993    -48.29%        -12.90%         -2.12%        4.83%
                           V.I. PREMIER EQUITY FUND      May 5, 1993     -13.86%         -2.46%         8.11%         11.77%

SELIGMAN PORTOFOLIOS,    CAPITAL PORTFOLIO (CLASS 2)    June 21, 1988    -17.42%         8.17%          12.63%        12.25%
         INC.
                        COMMUNICATIONS AND INFORMATION  Oct. 11, 1994     3.54%          5.30%          13.28%        15.92%
                             PORTFOLIO (CLASS 2)

We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

CTR = (ERV/P) - 1
Where:
CTR = The cumulative total return net of Subaccount recurring charges for the period.
ERV = The ending redeemable value of the hypothetical investment at the end of the period.
P = A hypothetical single payment of $1,000.

Effect of the Annual Administration Fee on Performance Data

The Contract provides for a $30 annual administration fee (waived for Contracts with a Contract Value of at least $50,000 at the beginning of the Contract Year) to be deducted annually at the beginning of each Contract Year, from the Subaccounts and the Fixed Account based on the proportion that the value of each such account bears to the total Contract Value. For purposes of reflecting the annual administration fee in yield and total return quotations, the annual charge is converted into a per-dollar per-day charge based on the average Contract Value in the Variable Account of all Contracts on the last day of the period for which quotations are provided. The per-dollar per-day average charge will then be adjusted to reflect the basis upon which the particular quotation is calculated.

TERMINATION OF PARTICIPATION AGREEMENTS

The participation agreements pursuant to which the Funds sells their shares to the Variable Account contain provisions regarding termination. The following summarizes those provisions:

MFS Variable Insurance Trust. This agreement provides for termination: (1) on six months’ advance written notice by any party; (2) at Kansas City Life’s option if shares of the Fund are not reasonably available to meet the requirements of the Contracts or are not “appropriate funding vehicles” for the Contracts, as reasonably determined by Kansas City Life; (3) at the option of the Fund or Massachusetts Financial Services Company (“MFS”), the Fund’s investment adviser, upon institution of certain proceedings against Kansas City Life; (4) at Kansas City Life’s option upon institution of certain enforcement proceedings against the Fund; (5) at the option of Kansas City Life, the Fund or MFS upon receipt of any necessary regulatory approvals and/or the vote of Contract Owners to substitute the shares of another investment company for shares of the Fund; (6) by the Fund or MFS upon written notice to Kansas City Life upon a determination that Kansas City Life has suffered a material adverse change in its business, operations, financial condition, or prospects; (7) by Kansas City Life upon written notice to the Fund and MFS upon a determination that the Fund or MFS has suffered a material adverse change in its business, operations, financial condition, or prospects; (8) at any party’s option upon another party’s material breach of any provision of the agreement; or (9) upon assignment of the agreement, unless made with the written consent of all parties.

American Century Variable Portfolios, Inc. This agreement provides for termination: (1) on six months’ advance written notice by any party; (2) at Kansas City Life’s option if the Fund’s shares are not available for any reason to meet the requirements of the Contracts; (3) at the option of either Kansas City Life, the Fund, or American Century Investment Management, Inc. upon institution of certain proceedings against any person marketing the Contracts, the Variable account, Kansas City Life, the Fund, or American Century Investment Management, Inc.; (4) upon termination of the advisory agreement between the Fund and American Century Investment Management, Inc.; (5) upon vote of Contract Owners to substitute the shares of another investment company for the shares of the Fund, or similar regulatory approval; (6) upon assignment of the agreement, unless made with written consent of all parties, (7) upon a determination that continuing to perform under the agreement would violate applicable federal or state law, rule, regulation, or judicial order; (8) at the option of Kansas City Life if the Fund fails to meet the requirements of applicable diversification requirements; (9) upon a determination that a party has experienced a material adverse change in its business operations or financial condition, or is the subject of substantial adverse publicity; or (10) as a result of any other breach by a non-affiliated party.

Federated Insurance Series.This agreement provides for termination: (1) on 180 days advance written notice by any party; (2) at Kansas City Life’s option if the Fund’s shares are not reasonably available to meet the requirements of the Contracts; (3) at the option of the Fund or Federated Securities Corp., the Fund’s distributor (the “Distributor”) upon institution of certain proceedings against Kansas City Life or its agent; (4) at Kansas City Life’s option upon institution of certain proceedings against the Fund or the Distributor; (5) upon vote of Contract Owners to substitute the shares of another investment company for the shares of the Fund, or similar regulatory approval; (6) in the event any of the Fund’s shares are not registered, issued or sold in accordance with applicable law, or such law precludes the use of such shares to fund the Contracts; (7) by any party upon a determination by a majority of the Fund’s trustees, or a majority of its disinterested trustees, that an irreconcilable conflict exists; (8) at the option of Kansas City Life if the Fund fails to meet the requirements of applicable diversification requirements; or (9) by any party upon another party’s failure to cure a material breach of the agreement within 30 days after written notice thereof.

Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund and The Dreyfus Socially Responsible Growth Fund, Inc. This agreement provides for termination as to any of the Funds: (1) on 180 days’ advance written notice by any party; (2) at Kansas City Life’s option if the Fund’s shares are not available for any reason to meet the requirements of the Contracts; (3) at the option of the Fund or The Dreyfus Corporation upon institution of certain proceedings against Kansas City Life; (4) at Kansas City Life’s option upon institution of certain enforcement proceedings against the Fund; (5) upon termination of the Investment Advisory Agreement between the Fund and The Dreyfus Corporation or its successors unless Kansas City Life specifically approves the selection of a new Fund investment adviser; (6) upon a determination that shares of the Fund or the variable products are not registered, issued or sold in conformity with federal or state laws or that Fund shares may no longer be used as an investment medium for variable products; (7) at the option of the Fund or The Dreyfus Corporation upon a determination that Kansas City Life has suffered a material adverse change in its business, operations, financial condition, or prospects; (8) at Kansas City Life’s option a determination that the Fund or The Dreyfus Corporation has suffered a material adverse change in its business, operations, financial condition, or prospects; (9) at either party’s option upon the other party’s material breach of any provision of the Agreement and failure to remedy the breach within 30 days; or (10) upon assignment of the agreement, unless made with the written consent of all parties; (11) at the option of the Fund upon a determination by its Board in good faith that it is no longer advisable and in the best interests of shareholders of that Fund to continue to operate pursuant to this agreement; (12) at the option of the Fund if the Contracts cease to qualify as annuity contracts or life insurance policies, as applicable, under the Internal Revenue Code, or if the Fund reasonably believes that the Contracts may fail to qualify; or (13) if the Fund fails to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or fails to manage and invest in a manner that complies with the requirements of Section 817(h) of the Internal Revenue Code.

J.P. Morgan Series Trust II. This agreement provides for termination: (1) on 180 days’ notice by any party; (2) by Kansas City Life if shares of any Series are not available to meet the requirements of the Contracts; (3) by Kansas City Life upon the institution of formal proceedings against the Fund by the SEC, NASD or any other regulatory body; (4) by the Fund, upon the institution of formal proceedings against Kansas City Life by the SEC, NASD, or any other regulatory body; (5) by the Fund upon determination that Kansas City Life has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity; (6) upon termination of the Investment Advisory Agreement between the Fund and its investment adviser or its successors unless Kansas City Life specifically approves the selection of the new Fund investment adviser; (7) upon a determination that the Fund’s shares are not registered, issued or sold in accordance with applicable federal law or that Fund shares may no longer be used as an investment medium for Contracts; (8) by the Fund upon a determination by its Board in good faith that it is no longer advisable and in the best interests of shareholders of that Fund to continue to operate pursuant to this agreement; (9) by the Fund if the Contracts cease to qualify as annuity contracts or life insurance policies, as applicable, under the Code, or if the Fund reasonably believes that the Contracts may fail to so qualify; (10) by either party, upon the other party’s failure to cure a breach of any material provision within 30 days after written notice thereof; (11) by the Fund, if the Contracts are not registered, issued or sold in accordance with applicable federal and/or state law; (12) upon assignment of this agreement, unless made with the written consent of the non-assigning party; (13) by Kansas City Life upon a determination that the Fund has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity; (14) if the Fund fails to qualify as a regulated investment company under Subchapter M of the Code or fails to comply with the requirements of Section 817(h) of the Code.

Franklin Templeton Variable Insurance Products Trust. This agreement provides for termination: (1) by any party in its entirety or with respect to one, some or all Portfolios for any reason by sixty (60) days advance written notice delivered to the other parties, and shall terminate immediately in the event of its assignment, as that term is used in the 1940 Act; or (2) immediately by Franklin Templeton Variable Insurance Products Trust or Franklin Templeton Distributors, Inc. by written notice if (a) Kansas City Life notifies the Trust or the Underwriter that the exemption from registration under Section 3(c) of the 1940 Act no longer applies, or might not apply in the future, to the unregistered accounts, or that the exemption from registration under Section 4(2) or Regulation D promulgated under the 1933 Act no longer applies or might not apply in the future, to interests under the unregistered contracts; or (b) either one or both of the Trust or the Underwriter respectively, shall determine, in their sole judgment exercised in good faith, that Kansas City Life has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this agreement or are the subject of material adverse publicity; or (c) Kansas City Life gives written notice specified in Section 3.3 of the agreement and at the same time gives such notice there was no notice of termination outstanding under any other provision of this agreement; provided, however, that any termination under this provision shall be effective forty-five (45) days after the notice specified in Section 3.3 of the agreement was given; or (d) upon Kansas City Life’s assignment of this agreement without prior written approval.

Calamos Advisors Trust. This agreement provides for termination: (1) on six months’ advance written notice by any party; (2) by Kansas City Life if the Fund’s shares are not available to meet the requirements of the Contracts; (3) by Kansas City Life upon a determination that shares of the Fund are not registered, issued or sold in accordance with applicable state and/or federal securities laws or such law precludes the use of such shares to fund the Contracts; (4) by the Fund, Calamos Advisors Trust or Calamos Financial Services, Inc. upon institution of certain proceedings against Kansas City Life or any affiliate; (5) by Kansas City Life upon the institution of certain proceedings against the Fund, Calamos Advisors Trust or Calamos Financial Services, Inc.; (6) by Kansas City Life in the event that the Fund, Calamos Advisors Trust or Calamos Financial Services, Inc. ceases to qualify or Kansas City Life reasonably believes it/they may fail to qualify as a regulated investment company under Subchapter M or fails to comply with Section 817(h) diversification requirements; (7) by the Fund, Calamos Advisors Trust or Calamos Financial Services, Inc. if the Contracts fail to meet the qualifications specified in the agreement; (8) by the Fund, Calamos Advisors Trust or Calamos Financial Services, Inc. if it is determined that Kansas City Life has suffered a material and adverse change in its business, operations, financial condition, insurance company rating or prospects or is the subject of material adverse publicity; (9) by Kansas City Life if it is determined that the Fund, Calamos Advisors Trust or Calamos Financial Services, Inc. has suffered a material adverse change in its business, operations, financial condition or prospects or is the subject of material adverse publicity; (10) by Kansas City Life (as one party) or by the Fund, Calamos Advisors Trust or Calamos Financial Services, Inc. (as one party) upon the other party’s material breach of any provision of this agreement upon 30 days written notice and opportunity to cure.

AIM Variable Insurance Funds.This agreement (as to a Fund) provides for termination: (1) at the option of any party, with or without cause, upon six (6) months advance written notice to the other parties, or, if later, upon receipt of any required exemptive relief from the SEC, unless otherwise agreed to in writing by the parties; (2) at the option of AIM Variable Insurance Funds upon institution of formal proceedings against Kansas City Life Insurance Company or its affiliates by the NASD, the SEC, any state insurance regulator or any other regulatory body regarding Kansas City Life’s obligations under the agreement or related to the sale of the Contracts, the operation of each account, or the purchase of shares, if, in each case, AIM Variable Insurance Funds reasonably determines that such proceedings, or the facts on which such proceedings would be based, have a material likelihood of imposing material adverse consequences on the Fund with respect to which the agreement is to be terminated; (3) at the option of Kansas City Life upon institution of formal proceedings against AIM Variable Insurance Funds, its principal underwriter, or its investment adviser by the NASD, the SEC, or any state insurance regulator or any other regulatory body regarding AIM Variable Insurance Funds’ obligations under this agreement or related to the operation or management of AIM Variable Insurance Fund or the purchase of AIM Variable Insurance Funds, if, in each case, Kansas City Life reasonably determines that such proceedings, or the facts on which such proceedings would be based, have a material likelihood of imposing material adverse consequences on Kansas City Life, or the subaccount corresponding to the Fund with respect to which the agreement is to be terminated; (4) at the option of any party in the event that (a) the Fund’s shares are not registered and, in all material respects, issued and sold in accordance with any applicable federal or state law, or (b) such law precludes the use of such shares as an underlying investment medium of the contracts issued or to be issued by Kansas City Life; (5) upon termination of the corresponding subaccount’s investment in the Fund; (6) at the option of Kansas City Life if the Fund ceases to qualify as a regulated investment company under Subchapter M of the Code or under successor or similar provisions, or if Kansas City Life reasonably believes that the Fund may fail to so qualify; (7) at the option of Kansas City Life if the Fund fails to comply with Section 817(h) of the Code or with successor or similar provisions, or if Kansas City Life reasonably believes that the Fund may fail to so comply; (8) at the option of AIM Variable Insurance Funds if the contracts issued by Kansas City Life cease to qualify as annuity contracts or life insurance contracts under the Code (other than by reason of the Fund’s noncompliance with Section 817(h) or Subchapter M of the Code) or if interests in an account under the contracts are not registered, where required, and, in all material respects, are not issued or sold in accordance with any applicable federal or state law; (9) upon another party’s material breach of any provision of this agreement.

Seligman Portfolios, Inc. This agreement provides for termination: (1) for any reason by six months’ advance written notice delivered to the other party; (2) by Kansas City Life by written notice to the Fund based upon the Kansas City Life’s determination that shares of the Fund are not reasonably available to meet the requirements of the contracts; (3) by Kansas City Life by written notice to the Fund in the event shares of any of the Portfolios are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as the underlying investment media of the contracts issued or to be issued by Kansas City Life; (4) by the Fund in the event that formal administrative proceedings are instituted against Kansas City Life by the NASD, the SEC, the Insurance Commissioner or like official of any state or any other regulatory body regarding Kansas City Life’s duties under this agreement or related to the sale of the contracts, the operation of any account, or the purchase of the Fund’s shares; provided, however, that the Fund determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of Kansas City Life to perform its obligations under this agreement; (5) by Kansas City Life in the event that formal administrative proceedings are instituted against the Fund by the NASD, the SEC, or any state securities or insurance department or any other regulatory body; provided, however, that Kansas City Life determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Fund to perform its obligations under this agreement; (6) by Kansas City Life by written notice to the Fund with respect to any Portfolio in the event that such Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M or fails to comply with the Section 817(h) diversification requirements or if Kansas City Life reasonably believes that such Portfolio may fail to so qualify or comply; (7) by the Fund by written notice to Kansas City Life, if the Fund shall determine, in its sole judgment exercised in good faith, that Kansas City Life has suffered a material adverse change in its business, operations, financial condition, or prospects since the date of this agreement or is the subject of material adverse publicity; (8) by Kansas City Life by written notice to the Fund, if Kansas City Life shall determine, in its sole judgment exercised in good faith, that the Fund has suffered a material adverse change in its business, operations, financial condition or prospects since the date of this agreement or is the subject of material adverse publicity; (9) by Kansas City Life upon any substitution of the shares of another investment company or series thereof for shares of a portfolio of the Fund in accordance with the terms of the contracts, provided that Kansas City Life has given at least 45 days prior written notice to the Fund of the date of substitution; (10) by either party in the event that the Fund’s Board of Directors determines that a material irreconcilable conflict exists; (11) at the option of either party upon another party’s failure to cure a material breach of any provision of this agreement within 30 days after written notice thereof.

SAFEKEEPING OF ACCOUNT ASSETS

We hold the title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from our Account assets and from the assets in any other separate account.

Records are maintained of all purchases and redemption’s of Portfolio shares held by each of the Subaccounts.

Our officers and employees are covered by an insurance company blanket bond issued by Fidelity and Deposit Company of Maryland to Kansas City Life in the amount of $5,000,000. The bond insures against dishonest and fraudulent acts of officers and employees.

STATE REGULATION

We are subject to regulation and supervision by the Department of Insurance of the State of Missouri, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. A copy of the Contract form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Contracts are sold. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.

RECORDS AND REPORTS

We will retain all records and accounts relating to the Variable Account. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Contract Owners semi-annually at the Owner’s last known address of record.

LEGAL MATTERS

All matters relating to Missouri law pertaining to the Contracts, including the validity of the Contracts and Kansas City Life’s authority to issue the Contracts, have been passed upon by C. John Malacarne, General Counsel of Kansas City Life. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws.

EXPERTS

The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2001 and 2000, and for the years then ended, and the statement of net assets of Kansas City Life Variable Annuity Separate Account as of December 31, 2001 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, have been included herein in reliance upon the reports of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Ernst & Young LLP
One Kansas City Place
Kansas City, MO 64105

The consolidated financial statements of Kansas City Life Insurance Company for the year ended December 31, 1999, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL SECTION

To Our Stockholders

        Management prepared the following consolidated financial statements and all other financial information included in this Annual Report and is responsible for its integrity, consistency and objectivity. In preparing these statements, management necessarily made certain estimates and judgments and selected accounting principles in conformity with generally accepted accounting principles in the United States appropriate in the circumstances.
        The Company maintains a system of internal accounting controls and procedures to provide reasonable assurance, at an appropriate cost, that its assets are protected and that its financial transactions are properly authorized and recorded. Qualified personnel in the Company maintain and monitor these internal controls on an ongoing basis.
        The Audit Committee of the Board of Directors, composed solely of outside directors, meets as required, not less than annually, with the independent auditors, management and the internal auditors. Each has free and separate access to the Committee. The Committee reviews audit procedures, scope and findings, and the adequacy of the Company's financial reporting.
        The independent auditors, KPMG LLP, are elected by the Board of Directors to audit the financial statements and render an opinion thereon.

/s/Tracy W. Knapp
Tracy W. Knapp
Senior Vice President, Finance

Contents:

MANAGEMENT'S DISCUSSION
and analysis of financial condition and results of operations

Operating Results

        Net income per share rose 11 percent in 2000 but then declined 39 percent in 2001 to $2.49 a share. Operating revenues, which exclude the volatility of realized investment gains and losses, were level last year but declined 2 percent this year. Operating profit margins averaged 9.5 percent over the last three years while return on equity averaged 7.31 percent during the same period.

        These results are best analyzed by reviewing each of the Company's operating segments. However, corporate-wide factors, including investment and operating expense performance, are discussed first.

        Net investment income declined 2 percent after remaining unchanged in 2000. The investment portfolio's book value, net of borrowings, rose 2 percent this year as its net yield declined 22 basis points. The investments' book value declined 1 percent last year as its net yield rose slightly. Interest margins for the interest sensitive products were maintained this year but narrowed slightly last year. Ninety percent of this year's new investments were securities and 7 percent were mortgages. Last year mortgages comprised 15 percent of new investments. Net realized investment losses equaled $15.7 million in 2001 and $3.9 million in 2000, compared to a $2.9 million realized gain in 1999. The increased losses the past two years reflected the downturn in the economy and general volatility in the financial markets. The table to the right reflects the gross realized gains and losses incurred the past three years.

        The securities portfolio, which represents 73.2 percent of the Company's investments, is broadly diversified in terms of the number of issues, industries and sectors represented. The percentage of investment grade securities in the portfolio increased slightly over the past two years to 92 percent currently. Delinquencies and defaults represent 0.7 percent of the portfolio. Various measures have been taken to manage the portfolio's credit and interest rate risks as discussed in the Market and Interest Rate Risk Analysis Section later in this Discussion. Kansas City Life reviews its securities' values on an ongoing basis. Several factors are analyzed in evaluating securities including an analysis of the company, its industry, valuation levels and subsequent developments. Based upon these inputs, the Company wrote down the value of several securities whose impairment in value was considered to be other than temporary.

        The mortgage portfolio, which represents 14.9 percent of total investments, is primarily comprised of commercial loans on industrial warehouses and office buildings. The loans are generally dispersed geographically, but no loans have been placed in the Northeast and one-third of the properties are located in California. None of these mortgages has been restructured nor has there been any delinquent loans or loans in foreclosure over the past two years. The portfolio's estimated fair value exceeds its carrying value by $8.8 million.

        Real estate investments represent 3.3 percent of the investment portfolio. They consist principally of office buildings, shopping center joint ventures and industrial warehouses that are both completed and in the development stage. These properties' carrying value is below their estimated fair value. Real estate sales generated $2.0 million in net gains this year and $4.3 million last year.

                                 2001     2000       1999
                                       (Thousands)
Gross gains resulting from:
  Sales of securities         $  17,971    7,526    9,482
  Securities called                 359    2,104      745
  Mortgage reserve release            -    2,970    1,500
  Sales of real estate and
    joint ventures                2,559    4,395    3,928

     Total gross gains           20,889   16,995   15,655

Gross losses resulting from:
  Sales of securities           (16,132) (13,545)  (8,904)
  Write-downs of securities     (18,054)  (7,628)  (1,754)
  Securities called              (2,548)    (403)  (2,157)
  Sales of real estate and
     joint ventures                (511)     (80)    (244)

     Total gross losses         (37,245) (21,656) (13,059)

Related deferred policy
  acquisition costs                 608      790      264
Net realized gains (losses)   $ (15,748)  (3,871)   2,860

        This year's operating expenses were significantly impacted by litigation against the Company. Over the past several years, life insurers have faced extensive claims, including class action lawsuits, alleging improper marketing practices. Sunset Life is the defendant in such a class action suit regarding its sales practices. The Company increased its litigation provision for a potential settlement in this suit by $16.3 million late in the year based upon information then available. The practices in question occurred considerably before Sunset's operations were merged into Kansas City Life during 1999.

        Home office operating expenses, excluding the above increase in legal reserves and related legal fees, declined 1 percent this year and 3 percent last year. This pattern continues the Company's long-standing commitment to improving efficiency and controlling its operating costs.

        The Company's effective income tax rate declined slightly from 29.7 percent in 1999 to 28.4 percent for 2000. The rate dropped considerably to 5.1 percent for the current year due to two occurrences. Pretax earnings declined for the year while tax credits arising from investments in affordable housing properties remained unchanged. Additionally, $4.3 million in income tax allowances were released as IRS audits were completed, thus lowering taxes.

        The following describes the financial performance of each of the Company's four reportable operating segments: the Parent Company, divided between its individual and group insurance operations, and each of its life insurance affiliates. Refer also to the Segment Information Note to the Consolidated Financial Statements.

Kansas City Life Insurance Company - Individual Insurance

        Interest sensitive products contribute approximately half of the Parent Company's individual direct insurance premiums, variable products generate approximately one-third of the total and traditional products 15 percent. Universal life and annuity products provide 85 percent of total premiums. These products are marketed through a nationwide general agency distribution system. The average policy size has risen the past several years as variable products have become increasingly important to the mix of business. This segment, which includes the banking and brokerage operations, accounts for approximately three-fourths of consolidated sales and net income, and 42 percent of consolidated insurance revenues.

        Variable products have increasingly dominated the segment's sales mix over the past few years. However, the lagging stock market made interest sensitive products more appealing to the consumer this year. Sales, in terms of new annualized premiums, declined 7 percent this year after rising 1 percent last year. Variable sales rose 11 percent in 2000 but this growth largely was offset by declining interest sensitive sales. This year the reverse occurred. Variable sales declined by a third as interest sensitive sales, principally annuities, nearly doubled. Variable sales constituted half of the segment's sales this year, while interest sensitive sales accounted for 40 percent.

        Current year insurance revenues, including renewal receipts, were 3 percent below those of two years ago. Contract charges, associated with the interest sensitive and variable businesses, were level over this period. Two factors restrained growth. First, surrender charges declined, reflecting reduced surrender activity as discussed below. Second, policy charges on variable products were adversely impacted by declining accumulated values due to the depressed stock market. Life premiums decreased 12 percent over the period, reflecting the decline of traditional life business.

        Policy surrender rates on universal life business improved in 2001 after holding steady the previous two years. Surrender rates in the flexible annuity line deteriorated last year but improved considerably this year as market interest rates fell. Surrender rates rose in the variable line the past two years reflecting the difficult stock market. Changes in surrender rates have little bottom line impact in the year they occur, but they directly affect the Company's future earning power.

        Net income declined 29 percent this year after rising 3 percent a year ago. Net margins averaged 11.9 percent in 1999 and 2000 before dropping to 9.3 percent this year. Much of the decline in earnings and margins this year reflects increased realized investment losses in the segment, which rose from $300,000 last year to $14.1 million this year. These losses were cushioned somewhat by the release of tax allowances as mentioned previously. Also, both 1999 and 2000 benefited by $4.0 million from unlocking, or changing, deferred acquisition cost assumptions to reflect the emergence of actual profit margins, which were better than assumed. However, unlocking these assumptions benefited pretax earnings just $0.6 million this year.

Kansas City Life Insurance Company - Group Insurance

        Kansas City Life markets group life, dental and disability coverages as well as claim administration services. Dental coverage provides two-thirds of the segment's revenues. Group products are marketed through the Company's sales force and appointed group agents. The group market is sizable and offers a significant avenue for growth. However, this market is extremely competitive, so achieving profitable sales growth is challenging. Kansas City Life has taken significant steps the past several years in an effort to increase the segment's profitability. First, the stop loss line was discontinued in late 1999. Second, the long-term disability line was reinsured late that year as well. The Company continues to offer long-term disability coverage, but 80 percent of the business is reinsured. Third, all existing life waiver of premium business was reinsured this year. The group segment provides one-eighth of consolidated sales and nearly one-fourth of the Company's insurance revenues.

        Group sales rose 28 percent this year largely due to the addition of a significant block of dental business that caused dental sales to rise 37 percent. The dental line accounted for 83 percent of group sales. The segment's sales declined 8 percent last year due to the discontinuation of the stop loss line as noted above. Excluding stop loss, group sales rose 4 percent in 2000, again largely due to dental.

        Group's insurance revenues rose 2 percent this year and 5 percent a year ago. However, excluding the stop loss and long-term disability lines of business, revenues rose 7 percent and 12 percent in 2001 and 2000, respectively, due largely to growth in the dental line.

        The segment's earnings trend mirrored its claims ratio experience. Group's overall claims ratio a year ago was its best in five years as virtually every product line's experience improved. Thus earnings rebounded from 1999's loss to an $831,000 profit for 2000. However, the segment recorded a $692,000 loss this year as claims ratios deteriorated, principally in the dental line of business.

Sunset Life Insurance Company of America

        Sunset markets proprietary interest sensitive products, both universal life and flexible annuities, and term insurance as well as Kansas City Life's variable products to individuals through a personal producing general agency sales force. Sunset's operations were integrated into the corporate headquarters during 1999 in order to improve the affiliate's efficiency. Sunset generates 4 percent of consolidated sales, as well as 9 percent of corporate insurance revenues.

        Sunset experienced double-digit sales declines the past two years. This decline was partially due to transitioning to new marketing management in late 1999 and the challenges this entails. Kansas City Life's Chief Marketing Officer was added to Sunset's management team this year in order to lend his marketing expertise to the affiliate. The new marketing initiative being implemented during the coming year at Kansas City Life will include Sunset as well.

        Insurance revenues declined over the past two years, reflecting the sales results noted above and substantial surrender rates in the flexible annuity line of business over the past several years. However, surrender activity in the line improved considerably this year as market interest rates fell and policy conservation efforts were heightened.

        Net income was level last year but fell to a $1.5 million net loss this year due to the increase in the litigation allowance noted earlier and legal costs related to the lawsuit. However, Sunset recorded a sizable benefit to earnings from the unlocking of deferred acquisition cost assumptions arising from the reinsurance of 80 percent of its life insurance business. Excluding costs related to the lawsuit, and net of the one-time unlocking benefit, net income rose 4 percent to $9.2 million.

SELECTED FINANCIAL DATA
(Thousands, except per share data)

                                         2001           2000        1999       1998       1997

Revenues:
  Insurance                        $   251,140        253,619      255,595    259,559     244,695

  Investment income, net               202,374        207,135      207,682    202,402     197,345
  Other                                 13,923         16,024       13,956     14,671       9,998
    Operating revenues                 467,437        476,778      477,233    476,632     452,038
  Realized investment gains (losses)   (15,748)        (3,871)       2,860     11,426      14,505
    Total revenues                 $   451,689        472,907      480,093    488,058     466,543

Net income                         $    29,922         49,083       45,045     48,512      44,861

Per common share:
  Net income, basic and diluted    $      2.49           4.08         3.66       3.92        3.63

  Cash dividends                   $      1.08           1.00          .96        .90         .88

  Stockholders' equity             $     47.04          44.28        40.86      46.58       42.84

Assets                             $ 3,764,589      3,646,261    3,621,284  3,577,414   3,439,452
Net return on invested assets             7.34%        7.56         7.52       7.34        7.56
Life insurance in force            $26,644,910     26,938,904   26,747,316 26,641,664  26,595,709

The above is not covered by the Reports of Independent Auditors.
Per share data has been adjusted for a two-for-one stock split in June 1999.

Old American Insurance Company

        Old American sells final expense policies to the senior market through a Planned Production Agency distribution channel. This marketing concept offers exclusive sales territories, sales lead financing and proprietary products to the sales agents and has generated a core of dedicated agents. However, Old American faces two principal challenges: to grow this agency force and to compete effectively in an intensely competitive marketplace. The Company strengthened its underwriting efforts four years ago. This improved earnings, but also dampened sales growth over this period. Old American generates 7 percent of consolidated sales and one-fourth of consolidated insurance revenues and net income.

        Sales declined slightly over the past two years and total insurance revenues declined 2 percent over this period. While the recruitment and development of new agencies continues to be a significant challenge, this year the recruitment of new agents reached its highest level in five years.

        Old American's net income rose by more than half over the past two years. Improved mortality experience, increased operating efficiency and realized investment gains contributed to the rising earnings.

Market and Interest Rate Risk Analysis

        Kansas City Life holds a diversified portfolio of investments that includes cash, bonds, preferred stocks, mortgage-backed securities, commercial mortgages and real estate. Each of these investments is subject, in varying degree, to market risks that can affect their ability to earn a competitive return and the return affects their fair value. The majority of these assets are debt instruments of corporations or U.S. Government Sponsored Enterprises (GSE) and are considered fixed income investments. Thus the primary market risks affecting the Company are interest rate and credit risks.

        Coupon and dividend income represents the greatest portion of an investment's total return for most fixed income instruments. As interest rates fall, the coupon and dividend streams of older, higher-paying investments become relatively more valuable than newer, lower-yielding opportunities. Therefore the market value of the older, high-paying investments increases. The opposite effect occurs when interest rates rise. The fair market price of such investments is inversely related to market interest rates.

        Interest rates fell during 2001, causing Kansas City Life's investment portfolio to increase in value. Early this year the Federal Reserve Open Market Committee began lowering short-term interest rates to stimulate the economy, which in turn helped the valuations of short-term bonds. However, long-term interest rates (10 years and beyond) remained high, finishing the year at levels almost identical to those prevailing at the beginning of the year. Last year end, the book value of the securities exceeded its market value by $71.0 million. With the decline in short-term rates, book value exceeded market value by $38.4 million at year's end.

        Due to the complex nature of interest rate movements and their uneven effects on the value of fixed income investments, the Company uses sophisticated computer programs to help predict changes in the value of the portfolio. Assuming that changes occur equally over the entire term structure of interest rates or yield curve, it is estimated that a 100 basis point increase in rates would translate to a $90.7 million loss of market value for the $2.2 billion securities portfolio. Conversely, a 100 basis point rate decrease translates to a $88.1 million increase in market value. This relationship is generally termed duration, a mathematical measurement of the sensitivity of investment cash flow to small changes in market rates. Convexity, a term that applies to the skew in the securities' value changes for similar changes, both positive and negative, in interest rates, decreased slightly from last year and is now relatively flat. This is due to an increased concentration in mortgage-backed securities.

        Market changes rarely follow a linear pattern in one direction for any length of time. Within any diversified portfolio, an investor will likely find embedded options, both puts and calls, that change the structure of the cash flow stream. Mortgage-backed securities are particularly sensitive to interest rate changes. As long-term interest rates fall, homeowners become more likely to refinance their mortgage or move up to a larger home, causing a prepayment of the outstanding mortgage principal, which must then be reinvested at a lower rate. Should interest rates rise suddenly, prepayments expected by investors may cease, extending the maturity of a mortgage pool by many years. This represents a further interest rate risk to investors.

        The table on the next page details the nature of expected cash flows from the securities portfolio, including the cash flows from mortgage-backed securities pools and callable corporate bonds, and commercial mortgages. Calls and prepayments represent the principal amount expected to return to the Company if all options embedded in the portfolio are economically exercised, based on spot interest rates prevailing on December 31, 2001. Total principal equals invested cash scheduled to return in each year, including maturities, calls, sinking funds and prepayments.

        The majority of the Company's investments are exposed to varying degrees of credit risk--the risk that the value of the investment may decline due to deterioration in the financial strength of the issuer, and that the timely payment of principal or interest might not occur.

        Over the past three years, credit defaults in the marketplace have increased significantly. The increase in the default rate may be attributed to several factors, including the economic slowdown experienced by the U.S. economy the past two years, the increased use of leverage by corporate issuers, fraud, and adverse legal judgments against corporations, among others. A default by a rated issuer usually involves some loss of principal to the investor. Such loss can be mitigated by timely sales of affected securities or by active involvement in a restructuring process, which preserves the value of the underlying entity. However, there can be no assurance that the efforts of an investor will lead to favorable outcomes in a bankruptcy or restructuring.

        The Company mitigates this risk by diversifying the investment portfolio across a broad range of issuers, investment sectors and security types, by limiting the amount that it invests in any particular entity and by investing substantial amounts of the portfolio in instruments carrying a security lien against tangible asset collateral. Pledged collateral that retains its value increases bondholder recovery amounts in the case of bankruptcy or restructuring. With the exception of certain GSE's, there is no exposure to any single issuer in an amount greater than 0.7 percent of assets on a book value basis. Further, no single issuer represents more than 0.5 percent of assets unless that issuer collateralizes its securities with liens against tangible property.

        Kansas City Life currently owns $117.0 million of foreign bonds. Since these are denominated in U.S. dollars, there is no direct exposure to foreign currency risk. There is an indirect exposure to exchange markets to the extent that the issuers of these securities can obtain dollars to fully fund their obligations. There is no material foreign exposure in the Company's mortgage or real estate holdings.

        As interest rates rise, policyholders become more likely to surrender policies or to borrow against cash values, often to meet sudden needs in an inflationary environment or to invest in higher yielding opportunities elsewhere. This risk of disintermediation may force the Company to liquidate parts of its portfolio at a time when the fair market value of fixed income investments is falling. If interest rates fall, the Company may also be forced to invest new cash receipts at levels below the minimum guaranteed rates payable to policyholders, eroding profit margins. Due to its strong cash flow, the Company can usually adapt to small sudden changes in interest rates, or even large changes that occur over longer periods of time. Extreme sudden market volatility, however, poses the greatest risk and a number of steps are taken to quantify and mitigate this risk.

EXPECTED CASH FLOWS
(Millions)

                                                                                        There-  Total     Fair
                                           2002     2003    2004     2005       2006    after  Principal  Value

Corporate bonds currently callable       $    2       6        1        8          9       45      71     70
  Average interest rate                   12.53% 10.54     9.77     7.61      11.84     6.98    8.06
Mortgage-backed securities and CMO's        166      43       37       29         22      133     430    422
  Average interest rate                    6.99%  7.04     6.93     6.89       6.83     6.83    6.92
All other securities                        140     157       70      122         64      996   1 549  1 521
  Average interest rate                    5.12%  7.07     8.05     8.25       7.51     7.32    7.30
     Securities                             308     206      108      159         95    1 174   2 050  2 013

Average interest rate                      6.18%  7.17     7.69     7.97       7.78     7.26    7.25

Commercial mortgages                         77      32       23       28         32      251     443    435
  Average interest rate                    8.42%  8.08     7.70     7.84       7.90     7.84    7.87
     Total                                $ 385     238      131      187        127    1 425   2 493  2 448
       Average interest rate               6.63%  7.29     7.69     7.95       7.81     7.39    7.36

The table shows expected cash flows from principal repayments of bonds in the form of maturities, calls, sinking funds and prepayments as well as principal repayments of commercial mortgages.

        Although the Company has rarely used derivatives due to a number of factors, including pricing, liquidity, and the net value to the Company’s business position, corporate policy would permit the purchase or sale of certain derivatives contracts, mainly in the form of caps, floors, swaps or options. Such contracts would work mainly as volatility insurance, to provide value in periods of extreme interest rate movement. Thus their value is largely a function of the likelihood of a rapid, dramatic market change. Kansas City Life conducts numerous probability-based computer simulations to test the effects on profitability of these market shifts, and to determine the value of derivatives hedging. As a policy, the Company does not trade such instruments for speculative purposes, and only enters into derivatives contracts to hedge a specific, identifiable risk for a specific period of time under specific conditions.

Changes in Accounting Standards

        FAS No. 141, "Business Combinations," and FAS No. 142, "Goodwill and Other Intangible Assets," will be adopted by the Company on January 1, 2002, and are not anticipated to have a significant impact on Kansas City Life's reported results. These Standards impact companies' accounting for business combinations and for the purchased goodwill and other intangible assets that arise from those combinations or are acquired otherwise. The purchase method of accounting is mandated and positive goodwill is no longer amortized annually. Instead it is tested for impairment annually and written off only to the extent it is determined to be impaired. Unallocated negative goodwill is to be recognized as an extraordinary gain.

Critical Accounting Policies

        The calculation of life insurance policy reserves is dependent upon estimates of future mortality experience. These estimates require judgments based upon the Company's past experience. If the actual mortality experience in a period varies from that assumed, the cushioning impact of the reserves released in relation to the death claims incurred will vary and may negatively impact the period's earnings. Much of the volatility in the Company's earnings over time is normally due to changes in mortality experience.

        Policy acquisition costs, principally agent commissions and other selling, selection and issue costs, are capitalized as incurred and amortized against earnings over the expected future profits of the business. Profit expectations are based upon estimates of future interest spreads, mortality margins, operating expenses and surrender experience. These estimates involve judgment and are compared to actual experience on an ongoing basis. If it is determined that the assumptions should be revised as to the profit expectations for the business, the assumptions are unlocked, or changed, with the impact of the change flowing through the current period's earnings.

        The review process to determine other than temporary declines in the value of the investment portfolio has been discussed previously.

Liquidity and Capital Resources

        Kansas City Life generated strong cash flows over the past three years. Funds provided by operations averaged $54.8 million annually and the Company funded $2.4 billion in new investments over the same period. Assets and liabilities' maturities and yields are matched and cash flow testing is performed to ensure funds will be available as needed to meet future policyholder obligations.

        The above excludes net proceeds from the variable line of business since these proceeds are largely partitioned into separate accounts and are not held in the Company's general investments. These separate accounts equaled $305.3 million this year end.

        Funds were borrowed over the three years but these were primarily in support of investment strategies. The Company maintains a number of short-term credit lines with the capacity to borrow additional capital for liquidity purposes. The Company also has agreements with banks to borrow additional funds under reverse repurchase agreements. Kansas City Life has additional borrowing capacity through its membership affiliation with the Federal Home Loan Bank. At year's end, outstanding balances under this agreement totaled $95.0 million, an amount that funds a portfolio of mortgage-backed securities. The Company currently has the capacity to add $84.7 million in borrowings with no additional capital commitment.

        Kansas City Life's statutory equity exceeds the minimum capital deemed necessary to support its insurance business, as determined by the risk based capital calculations and guidelines established by the National Association of Insurance Commissioners. The maximum stockholder dividends that can be paid in 2002 without prior approval of the Missouri Director of Insurance is $42.1 million.

        Stockholder equity per share, or book value, equaled $47.04 this year end, a 6 percent increase for the year. Book value, excluding the volatile effects of unrealized investment gains and losses, equaled $49.04 a share, 2 percent above a year ago. This January the Board of Directors extended the stock repurchase program through 2002 to potentially purchase up to one million of the Company's shares on the open market. This would represent 8 percent of the shares outstanding. No shares were purchased under this program this year.

CONSOLIDATED INCOME STATEMENT
(Thousands, except per share data and parenthetical comments)

                                                     2001        2000       1999

REVENUES
Insurance revenues:
  Premiums:
    Life insurance                            $     97,959      99,195     104,086
    Accident and health                             45,811      44,641      42,636
  Contract charges                                 107,370     109,783     108,873
Investment revenues:
  Investment income, net                           202,374     207,135     207,682
  Realized investment gains (losses), net          (15,748)     (3,871)      2,860
Other                                               13,923      16,024      13,956

      TOTAL REVENUES                               451,689     472,907     480,093

BENEFITS AND EXPENSES
Policyholder benefits                              275 645     276 840     281 172
Amortization of deferred acquisition costs          27,765      26 828      31 261
Insurance operating expenses                       116,739     100,735     103,597

TOTAL BENEFITS AND EXPENSES                        420,149     404,403     416,030

Income before Federal income taxes                  31,540      68,504      64,063

Federal income taxes:
  Current                                            9,116      15,633      21,172
  Deferred                                          (7,498)      3,788      (2,154)

                                                     1,618      19,421      19,018

NET INCOME                                    $     29,922      49,083      45,045

Basic and diluted earnings per share:

  Net income                                         $2.49        4.08        3.66

See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED BALANCE SHEET

                                                                                  2001         2000
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at fair value (amortized cost $2,098,175,000;
     $1,998,319,000 - 2000)                                                $    2,062,193    1,934,157
    Held to maturity, at amortized cost (fair value $80,463,000)                        -       80,572
  Equity securities available for sale, at fair value
     (cost $70,159,000; $100,866,000 - 2000)                                       67,759       94,269
  Mortgage loans, net                                                             433,095      396,731
  Real estate, net                                                                 61,777       44,443
  Real estate joint ventures                                                       33,320       34,185
  Policy loans                                                                    112,995      116,024
  Short-term investments                                                          127,984       54,171
  Other investments                                                                10,999            -

    TOTAL INVESTMENTS                                                           2,910,122    2,754,552
Cash                                                                                4,365       13,391
Accrued investment income                                                          37,457       41,028
Receivables, net                                                                    4,532        3,688
Property and equipment, net                                                        19,013       20,701
Deferred acquisition costs                                                        243,606      244,960
Value of purchased insurance in force                                              80,361       87,833
Reinsurance recoverables                                                          141,141      135,378
Deferred income taxes                                                               7,591        8,870
Other assets                                                                       11,118       10,712
Separate account assets                                                           305,283      325,148
                                                                           $    3,764,589    3,646,261
LIABILITIES AND STOCKHOLDERS' EQUITY
Future policy benefits:
  Life insurance                                                           $      772,224      775,381
  Accident and health                                                              43,725       45,905
Accumulated contract values                                                     1,640,081    1,619,887
Policy and contract claims                                                         34,969       34,083
Other policyholders' funds:
  Dividend and coupon accumulations                                                61,579       61,354
  Other                                                                            68,309       88,195
Notes payable                                                                      96,779       41,520
Current income taxes payable                                                       11,652        6,383
Other liabilities                                                                 164,304      116,151
Separate account liabilities                                                      305,283      325,148
     TOTAL LIABILITIES                                                          3,198,905    3,114,007
Stockholders' equity:
  Common stock, par value $1.25 per share
    Authorized 36,000,000 shares, issued 18,496,680 shares                         23,121       23,121
  Paid in capital                                                                  21,744       20,109
  Retained earnings                                                               668,255      651,324
  Accumulated other comprehensive loss, net of tax                                (38,806)     (55,280)
  Less treasury stock, at cost (6,470,052 shares; 6,475,203 shares - 2000)       (108,630)    (107,020)
     TOTAL STOCKHOLDERS' EQUITY                                                   565,684      532,254
                                                                           $    3,764,589    3,646,261

See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                                                                 2001      2000      1999

COMMON STOCK, beginning and end of year                 $       23,121    23,121     23,121

PAID IN CAPITAL:
  Beginning of year                                             20,109    18,498     17,633
  Excess of proceeds over cost of treasury stock sold            1,635     1 611        865

  End of year                                                   21,744    20,109     18,498

RETAINED EARNINGS:
  Beginning of year                                            651,324   614,278    581,074
  Net income                                                    29,922    49,083     45,045
  Other comprehensive income (loss):
    Unrealized gains (losses) on securities                     19,679     9,581   (104,921)
    Decrease (increase) in unfunded pension liability           (3,205)   (5 766)       360
  Comprehensive income (loss)                                   46,396    52,898    (59,516)
  Transfer other comprehensive (income) loss to
    accumulated other comprehensive income                     (16,474)   (3,815)   104,561
  Stockholder dividends of $1.08 per share
    ($1.00 - 2000 and $.96 - 1999)                             (12,991)  (12,037)   (11,841)

  End of year                                                  668,255   651,324    614,278

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
  Beginning of year                                            (55,280)  (59,095)    45,466
  Other comprehensive income (loss)                             16,474     3,815   (104,561)

  End of year                                                  (38,806)  (55,280)   (59,095)

TREASURY STOCK, at cost:
  Beginning of year                                           (107,020) (102,997)   (89,361)
  Cost of 71,054 shares acquired
    (174,550 shares - 2000 and 349,087 shares - 1999)           (2,692)   (5,600)   (14,094)
  Cost of 76,205 shares sold
    (111,085 shares - 2000 and 32,243 shares - 1999)             1,082     1 577        458

  End of year                                                 (108,630) (107,020)  (102,997)

  TOTAL STOCKHOLDERS' EQUITY                            $      565,684   532,254    493,805

See accompanying Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENT OF CASH FLOWS

                                                             2001             2000             1999

OPERATING ACTIVITIES
Net income                                           $       29,922          49,083            45,045
Adjustments to reconcile net income to
  net cash from operating activities:
    Amortization of investment premium, net                     601           4,867             2,061
    Depreciation                                              5,181           6,093             5,265
    Policy acquisition costs capitalized                    (27,916)        (35,775)          (39,553)
    Amortization of deferred acquisition costs               27,765          26,828            31,261
    Amortization of the value of purchased
     insurance in force                                       7,472           7,803             8,695
    Realized investment (gains) losses                       15,748           3,871            (2,860)
    Changes in assets and liabilities:
     Future policy benefits                                  (1,337)         (8,270)           12,375
     Accumulated contract values                              1,986          (8,246)          (10,182)
     Other policy liabilities                                (4,784)            351            (1,983)
     Income taxes payable and deferred                         (950)          8,147           (14,748)
    Other, net                                               (4,236)         11,668            13,099
    NET CASH PROVIDED                                        49,452          66,420            48,475
INVESTING ACTIVITIES
Purchases of investments:
  Fixed maturities available for sale                      (884,654)       (415,189)         (654,943)
  Fixed maturities held to maturity                               -          (3,304)           (3,354)
  Equity securities available for sale                       (5,116)        (22,134)          (43,130)
Sale of available for sale securities                       678,423         393,934           428,943
Maturities and principal paydowns
  of security investments:
    Fixed maturities available for sale                     187,673         115,557           173,990
    Fixed maturities held to maturity                             -          24,539            10,913
    Equity securities available for sale                     16,088          19,251               486
Purchases of other investments                             (187,270)       (138,947)          (36,300)
Sales, maturities and principal
  paydowns of other investments                              51,215          53,990            59,655
Disposition of group insurance blocks, net cash paid         (4,000)              -            (5,162)
    NET CASH PROVIDED (USED)                               (147,641)         27,697           (68,902)
FINANCING ACTIVITIES
Proceeds from borrowings                                    102,589          58,445            95,850
Repayment of borrowings                                     (47,330)        (86,425)          (26,350)
Policyholder contract deposits                              148,930         137,901           148,993
Withdrawals of policyholder contract deposits              (130,722)       (198,474)         (181,367)
Change in other deposits                                     28,662             (79)           13,505
Cash dividends to stockholders                              (12,991)        (12,037)          (11,841)
Disposition (acquisition) of treasury stock, net                 25          (2,412)          (12,771)
    NET CASH PROVIDED (USED)                                 89,163        (103,081)           26,019
Increase (decrease) in cash                                  (9,026)         (8,964)            5,592
Cash at beginning of year                                    13,391          22,355            16,763
         CASH AT END OF YEAR                         $        4,365          13,391            22,355

See accompanying Notes to Consolidated Financial Statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Amounts in tables are generally stated in thousands, except per share data)

SIGNIFICANT ACCOUNTING POLICIES

Organization
Kansas City Life Insurance Company is a Missouri domiciled stock life insurance company which, with its affiliates, is licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual insurance, annuity and group products distributed primarily through numerous general agencies. The Company's new business activities have been concentrated in interest sensitive and variable products in recent years.

Basis of Presentation
The accompanying consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States (GAAP) and include the accounts of Kansas City Life Insurance Company and its subsidiaries, principally Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American). Significant intercompany transactions have been eliminated in consolidation. Certain reclassifications have been made to prior year results to conform with the current year's presentation. GAAP requires management to make certain estimates and assumptions which affect amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Recognition of Revenues
Traditional life insurance products include whole life insurance, term life insurance and certain annuities. Premiums for these products are recognized as revenues when due. Accident and health insurance premiums are recognized as revenues over the terms of the policies. Revenues for universal life and flexible annuity products are amounts assessed against contract values for cost of insurance, policy administration and surrenders, as well as amortization of deferred front-end contract charges.

Future Policy Benefits and
Accumulated Contract Values
Traditional life insurance reserves have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality and withdrawals. These estimates include provisions for experience less favorable than actually expected. Investment yield assumptions for new issues are graded down and range from 7.25 percent to 5.25 percent. Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables. The 1975-1980 Select and Ultimate Basic Table is used for new business.

Accident and health reserves represent estimates of payments to be made on reported insurance claims as well as claims incurred but not yet reported. These estimates are based upon past claims experience, claim trends and industry experience.

The liability for unpaid accident and health claims is included with "policy and contract claims" on the Consolidated Balance Sheet. Claim adjustment expenditures are expensed as incurred and were not material in any year presented. Activity was as follows.

                                  2001      2000       1999

Gross liability at
  beginning of year                $ 9,983    10,744    11,726
Less reinsurance recoverable         4,678     5,523     5,486
Net liability at beginning of year   5,305     5,221     6,240

Incurred benefits related to:
  Current year                      32,528    30,232    29,330
  Prior years                          307      (241)     (850)
Total incurred benefits             32,835    29,991    28,480

Paid benefits related to:
  Current year                      26,315    24,497    23,617
  Prior years                        5,822     5,410     5,882
Total paid benefits                 32,137    29,907    29,499

Net liability at end of year         6,003     5,305     5,221
Plus reinsurance recoverable         2,772     4,678     5,523
Gross liability at end of year  $    8,775     9,983    10,744

Liabilities for universal life and flexible annuity products represent accumulated contract values, without reduction for potential surrender charges, and deferred front-end contract charges which are amortized over the term of the policies. Benefits and claims are charged to expense in the period incurred net of related accumulated contract values. Interest on accumulated contract values is credited to contracts as earned. Crediting rates for universal life insurance and flexible annuity products ranged from 3.00 percent to 7.25 percent (4.00 percent to 6.75 percent - 2000 and 3.85 percent to 6.50 percent - 1999).

Withdrawal assumptions for all products are based on corporate experience.

Policy Acquisition Costs
The costs of acquiring new business, principally commissions, certain policy issue and underwriting expenses and certain variable agency expenses, are deferred. For traditional life products, deferred acquisition costs are amortized in proportion to premium revenues over the premium-paying period of related policies, using assumptions consistent with those used in computing benefit reserves. Acquisition costs for interest sensitive and variable products are amortized over a period not exceeding 30 years in proportion to estimated gross profits arising from interest spreads and charges for mortality, expenses and surrenders that are expected to be realized over the term of the contracts. The amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a block of business are revised. This asset is also adjusted for the impact on estimated gross profits of net unrealized gains and losses on securities.

Value of Purchased Insurance in Force
The value of purchased insurance in force arising from the acquisition of a life insurance subsidiary and a block of life insurance business is being amortized in proportion to projected future premium revenues or estimated gross profits. Such amortization is included in insurance operating expenses. If these projections should change, the amortization is adjusted prospectively. This asset was increased $7,796,000 ($8,523,000 - 2000 and $9,313,000 - 1999) for accrual of interest and reduced $15,268,000 ($16,326,000 - 2000 and $18,008,000 - 1999) for amortization. The increase for accrual of interest for the life insurance subsidiary was calculated using a 13.0 percent interest rate for the life block and a 7.0 percent rate for the accident and health block and, on the acquired block, a 7.0 percent interest rate on the traditional life portion and a 5.4 percent rate on the interest sensitive portion. Total accumulated accrual of interest and amortization equal $70,738,000 and $113,209,000, respectively. The value of purchased insurance in force is adjusted for the impact on estimated gross profits of net unrealized gains and losses on securities. Based upon current conditions and assumptions as to future events, the Company expects that the amortization will be between 6 and 9 percent of the asset’s current carrying amount in each of the next five years.

Separate Accounts
These accounts arise from the sale of variable life insurance and annuity products. Their assets are legally segregated and are not subject to the claims which may arise from any other business of the Company. These assets are reported at fair value since the underlying investment risks are assumed by the policyholders. Therefore the related liabilities are recorded at amounts equal to the underlying assets. Investment income and gains or losses arising from separate accounts accrue directly to the policyholders and are, therefore, not included in investment earnings in the accompanying consolidated income statement. Revenues to the Company from separate accounts consist principally of contract maintenance charges, administrative fees and mortality and risk charges.

Participating Policies
Participating business at year end approximates 11 percent of the consolidated life insurance in force. The amount of dividends to be paid is determined annually by the Board of Directors. Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued. Additional provisions have been made for policyholder dividends in excess of the original scale which have been declared by the Board of Directors.

Investments
Securities held to maturity and short-term investments are stated at cost adjusted for amortization of premium and accrual of discount. Securities available for sale are stated at fair value. Unrealized gains and losses on securities available for sale are reduced by deferred income taxes and related adjustments to deferred acquisition costs and the value of purchased insurance in force, and are included in accumulated other comprehensive income. The Company reviews and analyzes its securities on an ongoing basis. Based upon these analyses, specific securities’ values are written down to expected realizable values through earnings as a realized investment loss if the security’s impairment in value is considered to be other than temporary.

Mortgage loans are stated at cost adjusted for amortization of premium and accrual of discount less an allowance for probable losses. A loan is considered impaired if it is probable that contractual amounts due will not be collected. An allowance for probable impairment losses is based upon the loan’s market price, or the fair value of the underlying collateral on a net realizable basis. Loans in foreclosure and loans considered to be impaired are placed on a non-accrual status. Real estate is carried at depreciated cost. Real estate joint ventures are valued at cost adjusted for the Company’s equity in earnings since acquisition. Policy loans are carried at cost less payments received. Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method. Realized gains and losses on disposals of investments, determined by the specific identification method, are included in investment revenues.

Federal Income Taxes
Income taxes have been provided using the liability method. Under that method, deferred tax assets and liabilities are determined based on the differences between their financial reporting and their tax bases and are measured using the enacted tax rates.

Income Per Share
Due to the Company’s capital structure and lack of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years or periods reported. The weighted average number of shares outstanding during the year was 12,027,241 shares (12,033,725 shares - 2000 and 12,316,220 shares - 1999). The number of shares outstanding at year end was 12,026,628 (12,021,477 - 2000).

Statutory Information and
Stockholder Dividends Restrictions
The Company’s earnings, unassigned surplus (retained earnings) and capital and surplus (equity), on the statutory basis used to report to regulatory authorities, follow.

                                2001      2000     1999

Net gain from operations    $  42,097    45,730    41,902
Net income                     23,476    42,265    42,012
Unassigned surplus
    at December 31            329,972   311,804   281,254
Capital and surplus
    at December 31            266,208   248,014   219,875

Stockholder dividends may not exceed statutory unassigned surplus. Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance in order to pay a dividend exceeding the greater of statutory net gain from operations for the preceding year or 10 percent of capital and surplus at the end of the preceding year. The maximum dividend payable in 2002 without prior approval is $42,097,000. The Company believes these statutory limitations impose no practical restrictions on its dividend payment plans.

The National Association of Insurance Commissioners’ comprehensive new guidelines to statutory accounting principles and practices for the life insurance industry took effect January 1, 2001, and caused the Company’s capital and surplus to decrease $1.7 million.

The Company is required to deposit a defined amount of assets with state regulatory authorities. Such assets had an aggregate carrying value of $18,000,000 ($18,000,000 - 2000 and $21,000,000 - 1999).

Comprehensive Income (Loss)
Comprehensive income is comprised of net income and other comprehensive income which includes unrealized gains or losses on securities available for sale and unfunded pension liabilities, as shown at the right.

                          Unrealized    Unfunded
                          Gain (Loss)   Pension
                         on Securities  Liability   Total

2001:
Unrealized holding gains
  arising during the year    $  13,972              13,972
Less:  Realized losses included
            in net income      (18,404)            (18,404)
Net unrealized gains            32,376              32,376
Increase in unfunded
  pension liability                  -    (4,931)   (4,931)
Effect on deferred
  acquisition costs             (2,113)             (2,113)
Deferred income taxes          (10,584)    1,726    (8,858)
Other comprehensive
  income (loss)              $  19,679    (3,205)   16,474

2000:
Unrealized holding gains
  arising during the year    $   9,422               9,422
Less:  Realized losses included
            in net income       (6,467)             (6,467)
Net unrealized gains            15,889              15,889
Increase in unfunded
  pension liability                  -    (8,871)   (8,871)
Effect on deferred
  acquisition costs             (1,145)             (1,145)
Deferred income taxes           (5,163)    3,105    (2,058)
Other comprehensive
  income (loss)               $  9,581    (5,766)    3,815

1999:
Unrealized holding losses
  arising during the year    $(172,801)           (172,801)
Less:  Realized losses included
            in net income       (2,527)             (2,527)
Net unrealized losses         (170,274)           (170,274)
Decrease in unfunded
  pension liability                  -       554       554
Effect on deferred
  acquisition costs               8,858               8,858
Deferred income taxes            56,495     (194)    56,301
Other comprehensive
  income (loss)              $ (104,921)     360   (104,561)

The accumulated balances related to each component of accumulated other comprehensive income follow.

                                        Increase  in
                            Unrealized     Unfunded
                             Gain (Loss)   Pension
                            on Securities  Liability  Total

December 31, 1999           $ (53,379)    (5,716)   (59,095)
Other comprehensive
   income (loss) for 2000       9,581     (5,766)     3,815

December 31, 2000             (43,798)   (11,482)   (55,280)
Other comprehensive
   income (loss) for 2001      19,679     (3,205)    16,474

December 31, 2001           $ (24,119)   (14,687)   (38,806)

REINSURANCE

                                 2001      2000      1999

Life insurance in force (in millions):
    Direct                    $  24,019   24,120    23,616
    Ceded                        (7,144)  (6,514)   (5,483)
    Assumed                       2,626    2,818     3,131

        Net                   $  19,501   20,424    21,264

Premiums:
Life insurance:
    Direct                    $ 128,746  120,908   127,805
    Ceded                       (35,721) (27,818)  (29,255)
    Assumed                       4,934    6,105     5,536

        Net                   $  97,959   99,195   104,086

 Accident and health:
    Direct                    $  51,238   54,769    56,723
    Ceded                        (5,427) (10,128)  (14,087)

        Net                   $  45,811   44,641    42,636

Contract charges arise generally from directly issued business. However contract charges also arise from a block of business assumed during 1997 as described below. Ceded benefit recoveries were $44,200,000 ($49,883,000 - 2000 and $49,687,000 - 1999).

Old American has two coinsurance agreements. One agreement reinsures certain whole life policies issued by Old American prior to December 1, 1986. These policies had a face value of $94.3 million as of this year end. The reserve for future policy benefits ceded under this agreement was $41,785,000 ($44,331,000 - 2000). The second agreement ceded $10.4 million of home health care reserves in 1998.

Kansas City Life acquired a block of traditional life and universal life-type products in 1997. As of this year end, the block had $2.6 billion of life insurance in force ($2.8 billion - 2000). The block generated life insurance premiums of $4,628,000 ($5,544,000 - 2000). The Company ceded its group long-term disability reserves, totaling $5.2 million in 1999 and also $5.6 million of group life waiver of premium reserves in 2001.

Sunset Life entered into a yearly renewable term reinsurance agreement, effective January 1, 2002, whereby it ceded 80 percent of its retained mortality risk on traditional and universal life policies. The insurance in force ceded under this agreement approximates $3.1 billion.

The maximum retention on any one life is $350,000 for ordinary life plans and $100,000 for group coverage. A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts. Reinsurers’ solvency is reviewed annually.

PROPERTY AND EQUIPMENT

                                       2001       2000

Land                               $     766        766
Home office complex                   20,252     21,444
Furniture and equipment               35,110     34,741

                                      56,128     56,951
Less accumulated depreciation        (37,115)   (36,250)

                                   $  19,013     20,701

Property and equipment are stated at cost and depreciated using the straight-line method. The home office is depreciated over 25 to 50 years and furniture and equipment over 3 to 10 years, their estimated useful lives.

NOTES PAYABLE

                                          2001      2000

Federal Home Loan Bank loans with
  various maturities and a weighted
  average variable interest rate,
  currently 2.43 percent, secured
  by mortgage-backed securities
  totaling $111,581,000                $  95,000   41,520

Overnight federal funds, with a
  daily maturity, an interest rate
  of 1.85 percent, secured by
  specified securities                     1,049        -

Real estate loan due December 2010,
  with an interest rate of 7.50 percent,
  secured by the property                    730        -

                                       $  96,779   41,520

As a member of the Federal Home Loan Bank with a capital investment of $8,983,000, the Company has the ability to borrow up to twenty times its capital investment, or $179,656,000, from the bank when collateralized. The Company earned a 4.54 percent average rate on the capital investment in the bank for 2001.

The Company has unsecured revolving credit loan agreements with banks providing a $60,000,000 line of credit with a variable interest rate, currently 2.00 percent.

With the exception of the real estate loan, all borrowing is used to enhance investment strategies. Interest paid on all borrowings equaled $3,975,000 ($2,146,000 - 2000 and $1,135,000 - 1999).

FAIR VALUE OF
FINANCIAL INSTRUMENTS

The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for securities are based on quoted market prices, where available. For those securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Fair values for mortgage loans are based upon discounted cash flow analyses using an interest rate assumption 2 percent above the comparable U.S. Treasury rate.

Fair values for the Company's liabilities under investment-type insurance contracts, included with accumulated contract values for flexible annuities and with other policyholder funds for supplementary contracts without life contingencies, are estimated to be their cash surrender values.

Fair values for the Company’s insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The carrying amounts and fair values of the financial instruments follow.

                         2001                 2000

                Carrying      Fair      Carrying    Fair
                 Amount      Value      Amount     Value

Investments:
  Securities available
    for sale    $2,129,952  2,129,952  2,028,426  2,028,426
  Securities held
    to maturity          -          -     80,572     80,463
  Mortgage loans   433,095    441,887    396,731    409,000
Liabilities:
  Individual and
    group annuities$677,597   662,116    668,233    652,898
  Supplementary
    contracts without
    life contingencies18,917   18,917     20,761     20,761

The following Investments Note provides further details regarding the investments above.

INVESTMENTS

Investment Revenues
Major categories of investment revenues are summarized as follows.

                              2001        2000       1999

Investment income:
    Fixed maturities      $  147,610    156,117     157,766
    Equity securities          7,533      9,678       9,378
    Mortgage loans            33,343     29,478      27,608
    Real estate               10,735     10,563       9,907
    Policy loans               7,818      7,852       7,959
    Short-term                 4,649      3,025       3,639
    Other                      5,883      3,914       3,709
                             217,571    220,627     219,966
Less investment expenses     (15,197)   (13,492)    (12,284)

                          $  202,374    207,135     207,682

Realized gains (losses):
    Fixed maturities      $  (15,956)   (12,614)     (2,714)
    Equity securities         (2,448)       517         126
    Mortgage loans               -        2,970       1,500
    Real estate                2,048      4,316       3,684
    Other                        608        940         264

                          $  (15,748)    (3,871)      2,860

Unrealized Gains and Losses
Unrealized gains (losses) on the Company's securities follow.

                              2001        2000       1999

Available for sale:
  End of year             $  (38,382)   (70,758)    (86,647)
  Effect on deferred
    acquisition costs          1,268      3,381       4,526
  Deferred income taxes       12,995     23,579      28,742

                          $  (24,119)   (43,798)    (53,379)
  Increase (decrease) in
    net unrealized gains
    during the year:
      Fixed maturities    $   17,129      9,697     (99,595)
      Equity securities        2,550       (116)     (5,326)

                          $   19,679      9,581    (104,921)
Held to maturity:
  End of year             $        -       (109)        (36)

  Increase (decrease) in
    net unrealized gains
    during the year       $      109        (73)     (8,047)

Securities
The amortized cost and fair value of investments in securities at this year end follow.

                                      Gross
                     Amortized      Unrealized        Fair
                        Cost     Gains     Losses     Value

Available for sale:
Bonds:
  U.S. government  $    47,991    2,935      161     50,765
  Public utility       290,670    4,765   10,051    285,384
  Corporate          1,198,505   18,564   55,078  1,161,991
  Mortgage-backed      532,978   11,308    8,677    535,609
  Other                 22,847      440       86     23,201
Redeemable
   preferred stocks      5,184       63        4      5,243

Fixed maturities     2,098,175   38,075   74,057  2,062,193
Equity securities       70,159      778    3,178     67,759

                   $ 2,168,334   38,853   77,235  2,129,952

The amortized cost and fair value of investments in securities at last year end follow.

                                      Gross
                      Amortized     Unrealized       Fair
                         Cost     Gains   Losses     Value

Available for sale:
Bonds:
  U.S. government  $    45,050    1,539      221     46,368
  Public utility       290,415    2,143   10,726    281,832
  Corporate          1,233,304   11,359   72,392  1,172,271
  Mortgage-backed      381,224    5,138    2,051    384,311
  Other                 47,581    1,109       60     48,630
Redeemable
   preferred stocks        745        8        8        745

Fixed maturities     1,998,319   21,296   85,458  1,934,157
Equity securities      100,866    2,141    8,738     94,269

                     2,099,185   23,437   94,196  2,028,426

Bonds held to maturity:
Public utility          12,474      817       18     13,273
Corporate               62,947    1,123    2,308     61,762
Other                    5,151      277        -      5,428

                        80,572    2,217    2,326     80,463

                   $ 2,179,757   25,654   96,522  2,108,889

The Company holds one non-income producing fixed maturity with a par value of $9,600,000.

The distribution of the fixed maturity securities' contractual maturities at this year end follows. However, expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

                                      Amortized         Fair
                                        Cost            Value

Available for sale:
Due in one year or less             $    52,617      52,401
Due after one year through five years   337,641     346,570
Due after five years through ten years  321,438     315,641
Due after ten years                     853,501     811,972
Mortgage-backed bonds                   532,978     535,609

                                    $ 2,098,175   2,062,193

Sales of investments in securities available for sale, excluding normal maturities and calls, follow.

                                 2001      2000      1999

Proceeds                      $ 678,423   393,934   428,943
Gross realized gains             17,971     7,292     9,482
Gross realized losses            16,132    13,541    10,371

The Company does not hold securities of any corporation and its affiliates which exceeded 10 percent of stockholders' equity.

No derivative financial instruments are employed.

Mortgage Loans
All mortgage loans are income producing, as they were last year. Mortgage loans are carried net of a valuation reserve of $4,030,000, unchanged from the previous year.

The mortgage portfolio is diversified geographically and by property type as follows.

                               2001                      2000

                     Carrying      Fair       Carrying     Fair
                      Amount      Value        Amount      Value

Geographic region:
  East north central $  34,011      33,169      28,139    28,612
  Mountain              75,771      77,646      79,430    81,995
  Pacific              153,791     156,678     137,559   141,781
  West south central    66,811      69,535      58,847    61,521
  West north central    75,667      77,580      71,921    73,799
  Other                 31,074      31,309      24,865    25,322
  Valuation reserve     (4,030)     (4,030)     (4,030)   (4,030)
                     $ 433,095     441,887     396,731   409,000
Property type:
  Industrial         $ 281,786     285,614     258,195   265,770
  Retail                15,566      16,422      18,699    19,436
  Office               121,056     124,458     107,534   111,024
  Other                 18,717      19,423      16,333    16,800
  Valuation reserve     (4,030)     (4,030)     (4,030)   (4,030)
                      $433,095     441,887     396,731   409,000

The Company has commitments which expire in 2002 to originate mortgage loans of $6,460,000.

No mortgage loans were foreclosed upon and transferred to real estate investments during the year (none - 2000 and 1999).

One mortgage loan was acquired in the sale of real estate during the year for $875,000 (none - 2000 and 1999).

Real Estate
Detail concerning the Company's real estate investments follows.

                                         2001        2000

Penntower office building, at cost:
    Land                              $   1,106      1,106
    Building                             18,741     18,649
    Less accumulated depreciation       (12,027)   (11,477)
Foreclosed real estate, at lower of
    cost or net realizable value          1,900      2,090
Other investment properties, at cost:
    Land                                 15,449     11,050
    Buildings                            51,965     37,958
    Less accumulated depreciation       (15,357)   (14,933)

                                      $  61,777     44,443

Investment real estate, other than foreclosed properties, is depreciated on a straight-line basis. Penntower office building is depreciated over 60 years and all other properties from 10 to 35 years. Foreclosed real estate is carried net of a valuation allowance, if necessary, to reflect net realizable value. No such allowance was needed at year end 2001 ($625,000 - 2000).

The Company held non-income producing real estate equaling $9,735,000 ($5,236,000 - 2000).

PENSIONS AND OTHER
POSTRETIREMENT BENEFITS

The Company has pension and other postretirement benefit plans covering substantially all its employees. The defined benefits pension plan covers employees who were age 55 or over with at least 15 years of vested service at December 31, 1997. This plan’s benefits are based on years of service and the employee’s compensation during the last five years of employment. Employees have a cash balance account consisting of credits to the account based upon an employee’s years of service and compensation and interest credits. The postretirement medical plans for the employees, full-time agents, and their dependents are contributory with contributions adjusted annually. The Company pays these medical costs as due and the plan incorporates cost-sharing features. The postretirement life insurance plan is noncontributory with level annual payments over the participants’ expected service periods. The plan covers only those employees with at least one year of service as of December 31, 1997. The benefits in this plan are frozen using the employees’ years of service and compensation as of December 31, 1997. The tables at the right outline the plans’ funded status and their impact on the financial statements.

Noncontributory defined contribution retirement plans for general agents and eligible sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions. Contributions to these plans were $162,000 ($143,000 - 2000 and 1999). Noncontributory deferred compensation plans for eligible agents based upon earned first year commissions is also offered. Contributions to these plans were $639,000 ($583,000 - 2000 and $609,000 - 1999).

Savings plans for eligible employees and agents match employee contributions up to 6 percent of salary and agent contributions up to 2.5 percent of prior year paid commissions. Contributions expensed to the plan were $1,459,000 ($1,425,000 - 2000 and $1,468,000 - 1999). The Company may contribute an additional profit sharing amount up to 4 percent of salary depending upon corporate profits. The Company made no profit sharing contribution for 2001 ($1,098,000 - 2000 and none - 1999).

A noncontributory trusteed employee stock ownership plan covers substantially all salaried employees. No contributions have been made to this plan since 1992.

                                                   Pension Benefits           Other Benefits
                                                  2001           2000         2001         2000

Accumulated benefit obligation                 $ 103,655          98,273         -             -

Change in plan assets:
Fair value of plan assets at beginning of year $  87,441          85,240     1,436         1,403
Return on plan assets                              3,814           4,033        77            74
Company contributions                              2,605           4,000         -             -
Benefits paid                                     (6,164)         (5,832)      (56)          (41)

  Fair value of plan assets at end of year     $  87,696          87,441     1,457         1,436

Change in projected benefit obligation:
Benefit obligation at beginning of year        $ 102,089          98,351    16,326        16,942
Service cost                                       1,940           1,913       708           530
Interest cost                                      7,442           7,365     1,345         1,144
Net (gain) loss from past experience               2,365             395     1,762        (1,641)
Benefits paid                                     (6,164)         (5,935)     (582)         (649)

  Benefit obligation at end of year            $ 107,672         102,089    19,559        16,326

Plan underfunding                              $ (19,976)        (14,648)  (18,102)      (14,890)
Unrecognized net (gain) loss                      32,570          28,291       408        (1,020)
Unrecognized prior service cost                   (5,852)         (6,500)        -             -
Unrecognized net transition asset                   (105)           (311)        -             -

  Prepaid (accrued) benefit cost               $   6,637           6,832   (17,694)      (15,910)

Amounts recognized in the
  consolidated balance sheet:
Accrued benefit liability                      $ (15,959)        (10,833)  (17,694)      (15,910)
Accumulated other comprehensive income            22,596          17,665         -             -

  Net amount recognized                        $   6,637           6,832   (17,694)      (15,910)

Weighted average assumptions:
Discount rate                                       7.25%          7.50      7.25          7.50
Expected return on plan assets                      8.50            8.75      5.50          5.50
Rate of compensation increase                       4.50            4.50         -             -

The assumed growth rate of health care costs has a significant effect on the amounts reported as the table below demonstrates.

                                           One Percentage Point
                                              Change in the Growth Rate
                                             Increase        Decrease

Service and interest cost components       $      446           (340)
Postretirement benefit obligation               3,599         (2,815)

The components of the net periodic benefits cost follow.

                                              Pension Benefits                   Other Benefits
                                        2001      2000       1999         2001      2000       1999

Service cost                         $ 1,940     1,912      2,760           708       530       626
Interest cost                          7,442     7,365      7,673         1,345     1,144     1,200
Expected return on plan assets        (7,252)   (7,211)    (9,067)          (79)      (78)      (88)
Amortization of:
  Unrecognized net (gain) loss         1,523     1,687      1,014           (24)      (20)       52
  Unrecognized prior service cost       (647)     (647)      (647)            -         -         -
  Unrecognized net transition asset     (206)     (206)      (206)            -         -         -
Net periodic benefits cost           $ 2,800     2,900      1,527         1,950     1,576     1,790

For measurement purposes, a 9.5 percent annual increase in the per capita cost of covered health care benefits was assumed to decrease gradually to 5 percent in 2010 and thereafter.

SEGMENT INFORMATION

                                               Kansas City Life          Sunset         Old
                                            Individual     Group           Life       American      Total

2001:
Revenues from external customers          $   109,700      57,389        25,101        72,873      265,063
Investment income, net                        151,800         510        33,343        16,721      202,374
Segment income (loss)                          22,991        (692)       (1,501)        9,124       29,922
Other significant noncash items:
  Increase in policy reserves                  50,675         469        17,692         5,855       74,691
  Amortization of deferred
    acquisition costs                          17,034           -           247        10,484       27,765
  Amortization of the value of
    purchased insurance in force                4,104           -             -         3,368        7,472
Interest expense                                3,254           -             -           782        4,036
Income tax expense (benefit)                    3,322        (296)       (3,672)        2,264        1,618

Segment assets                              2,775,280       6,993       547,145       435,171    3,764,589
Expenditures for other long-lived assets        2,004          65             -            30        2,099

2000:
Revenues from external customers          $   110,339      56,267         28,272       74,765      269,643
Investment income, net                        155,420         767         34,456       16,492      207,135
Segment income                                 32,403         831          8,868        6,981       49,083
Other significant noncash items:
  Increase (decrease) in policy reserves       49,560        (389)        17,721        6,924       73,816
  Amortization of deferred
    acquisition costs                          11,437           -          5,138       10,253       26,828
  Amortization of the value of
    purchased insurance in force                4,305           -              -        3,498        7,803
Interest expense                                2,177           -              1            5        2,183
Income tax expense                             12,172         356          3,751        3,142       19,421

Segment assets                              2,696,884      10,948        531,393      407,036    3,646,261
Expenditures for other long-lived assets        2,640          40              -           15        2,695

1999:
Revenues from external customers          $   113,399      53,311         26,750       76,091      269,551
Investment income, net                        158,017       1,083         33,617       14,965      207,682
Segment income (loss)                          31,408        (898)         8,893        5,642       45,045
Other significant noncash items:
  Increase in policy reserves                  60,072         681         16,411        8,042       85,206
  Amortization of deferred
    acquisition costs                          12,443           -          7,765       11,053       31,261
  Amortization of the value of
    purchased insurance in force                5,128           -              -        3,567        8,695
Interest expense                                1,148           -              -            -        1,148
Income tax expense (benefit)                   12,931        (385)         3,898        2,574       19,018

Segment assets                              2,679,521      16,107        528,708      396,948    3,621,284
Expenditures for other long-lived assets        3,742         214              3          298        4,257

Enterprise-Wide Disclosures

                                                        2001       2000       1999

Revenues from external customers by line of business:
  Variable life insurance and annuities             $  17,811     16,181     11,153
  Interest sensitive products                          89,559     93,602     97,720
  Traditional individual insurance products            91,330     92,078     97,616
  Group life and disability products                   52,440     51,758     49,106
  Group ASO services                                    4,949      4,509      4,205
  Other                                                 8,974     11,515      9,751
      Total                                         $ 265,063    269,643    269,551

Company operations have been classified and summarized into the four reportable segments at left. The segments, while generally classified along Company lines, are based upon distribution method, product portfolio and target market. The Parent Company was divided into two segments. The Kansas City Life - Individual segment consists of sales of variable life and annuities, interest sensitive products and traditional life insurance products by a career general agency sales force. The Kansas City Life - Group segment consists of sales of group life, disability and dental products and administrative services only (ASO) by the Company’s career general agency sales force and appointed group agents. The Sunset Life segment consists of sales of interest sensitive and traditional products by personal producing general agents. The Old American segment markets whole life final expense products to seniors through a general agency sales force.

Separate investment portfolios are maintained for each of the companies. However, investments are allocated to the group segment based upon its cash flows. Its investment income is modeled using the year of investment method. Home office functions are fully integrated for the three companies in order to maximize economies of scale. Therefore, operating expenses are allocated to the segments based upon internal cost studies which are consistent with industry cost methodologies.

The totals at left agree to the selected financial data which reconciles to the consolidated financial statements. Intersegment revenues are not material. The Company operates solely in the United States and no individual customer accounts for 10 percent or more of the Company’s revenue.

FEDERAL INCOME TAXES

A reconciliation of the Federal income tax rate and the actual tax rate experienced is shown below.

                                   2001    2000    1999

Federal income tax rate              35%   35      35
Special tax credits                 (15)     (6)     (5)
Release excess income tax liability
  on years closed to IRS audit      (14)      -       -
Other permanent differences          (1)     (1)      -

Actual income tax rate                5%   28      30

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are presented below.

                                         2001     2000

Deferred tax assets:
  Basis differences between tax and
    GAAP accounting for investments  $   13,034   18,493
  Future policy benefits                 45,753   50,404
  Employee retirement benefits           16,826   14,579
  Other                                  10,695    7,670
Gross deferred tax assets                86,308   91,146

Deferred tax liabilities:
  Capitalization of policy acquisition
    costs, net of amortization           46,953   47,235
  Property and equipment, net             3,675    3,708
  Value of insurance in force            27,911   30,449
  Other                                     178      884
Gross deferred tax liabilities           78,717   82,276
  Net deferred tax asset             $    7,591    8,870

A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable. In management’s opinion, it is more likely than not that the Company will realize the benefit of the net deferred tax asset and, therefore, no valuation allowance has been established.

Federal income taxes were paid this year of $2,350,000 ($17,364,000 - 2000 and $17,884,000 - 1999).

Policyholders’ surplus, which is frozen under the Deficit Reduction Act of 1984, is $40,500,000 for Kansas City Life, $2,800,000 for Sunset Life and $13,700,000 for Old American. The Companies do not plan to distribute their policyholders’ surplus. Consequently, the possibility of such surplus becoming subject to tax is remote, and no provision has been made in the financial statements for taxes thereon. Should the balance in policyholders’ surplus become taxable, the tax computed at current rates would approximate $20,000,000.

Income taxed on a current basis is accumulated in shareholders’ surplus and can be distributed to stockholders without tax to the Company. Shareholders’ surplus equals $411,637,000 for Kansas City Life, $95,780,000 for Sunset Life and $76,740,000 for Old American.

The income tax expense (benefit) is recorded in various places in the Company's financial statements as detailed below.

                                       2001     2000     1999

Net income                         $   1,618   19,421   19,018
Stockholders' equity:
  Related to:
    Unrealized gains (losses), net    10,584    5,163  (56,495)
    Decrease (increase) in
      unfunded pension liability      (1,726)  (3,105)     194
Total income tax expense (benefit)
  included in financial statements $  10,476   21,479  (37,283)

QUARTERLY CONSOLIDATED
FINANCIAL DATA (unaudited)

                         First   Second    Third    Fourth

2001:
Total revenues      $   116,833  118,255  112,330  104,271

Net income                9,518   11,466    8,782      156

Per common share,
  basic and diluted         .79      .95      .73      .02

2000:
Total revenues      $   120,513  117,874  118,332  116,188

Net income               13,118   13,722   14,576    7,667

Per common share,
  basic and diluted        1.09     1.14     1.21      .64

CONTINGENT LIABILITIES

Over the past several years, life insurers have faced extensive claims, including class action lawsuits, alleging improper marketing practices. Sunset Life is the defendant in such a class action lawsuit regarding its sales practices. In connection with a preliminary settlement of this matter, the Company increased its reserves $16.3 million in 2001 based upon information currently available. A final hearing is scheduled for February 28, 2002. Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of any settlement could differ materially from the amounts presently estimated. This estimate will continue to be updated as more specific information is developed. However, based on information available at this time and the uncertainties associated with any settlement, additional costs related to this item cannot be estimated with precision.

In addition to the above, the Company and certain of its subsidiaries are defendants in, or subject to, other claims or legal actions that arose in the ordinary course of business. Some of these lawsuits arose in jurisdictions that permit punitive damages disproportinate to the actual damages alleged. Although no assurances can be given and no determinations can be made at this time as to the outcome of any of these lawsuits or proceedings, the Company and its subsidiaries believe that there are meritorious defenses for these claims and are defending them vigorously. In management's opinion the amounts ultimately paid in these suits, if any, would have no material effect on the Company's consolidated results of operations or financial position.

REPORTS OF
INDEPENDENT AUDITORS

To the Board of Directors and Stockholders
of Kansas City Life Insurance Company

        We have audited the accompanying consolidated balance sheet of Kansas City Life Insurance Company and subsidiaries (the Company) as of December 31, 2001 and 2000, and the related consolidated statements of income, stockholders' equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.
        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
Kansas City, Missouri
January 25, 2002

To the Board of Directors and Stockholders
of Kansas City Life Insurance Company

        We have audited the accompanying consolidated statements of income, stockholders' equity, and cash flows of Kansas City Life Insurance Company and subsidiaries (the Company) for the year ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.
        We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
        In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated results of the operations and cash flows of Kansas City Life Insurance Company and subsidiaries for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP
Kansas City, Missouri
January 24, 2000

STOCKHOLDER INFORMATION

CORPORATE HEADQUARTERS
        Kansas City Life Insurance Company
        3520 Broadway
        Post Office Box 219139
        Kansas City, Missouri 64121-9139
        Telephone: (816) 753-7000
        Fax: (816) 753-4902
        Internet: http://www.kclife.com
        E-mail: kclife@kclife.com

NOTICE OF ANNUAL MEETING
        The annual meeting of stockholders will be held at
        9 a.m. Thursday, April 18, 2002, at Kansas City Life's corporate headquarters.

TRANSFER AGENT
        Cheryl Keefer, Assistant Secretary
        Kansas City Life Insurance Company
        Post Office Box 219139
        Kansas City, Missouri 64121-9139

10-K REQUEST
        Stockholders may request a free copy of Kansas City Life's Form 10-K, as filed with the Securities and
        Exchange Commission, by writing to Secretary, Kansas City Life Insurance Company.

SECURITY HOLDERS
        As of February 11, 2002, Kansas City Life had approximately 670 security holders, including individual participants in security position listings.

STOCK AND DIVIDEND INFORMATION
        Stock Quotation Symbol
        Over-the-Counter--KCLI

                                    Bid           Dividend
                             High        Low         Paid

                                     (per share)
     2001:
     First quarter         $  40.25     34.38        $ .27
     Second quarter           39.63     34.84          .27
     Third quarter            39.80     34.50          .27
     Fourth quarter           37.46     35.05          .27
                                                     $1.08

     2000:
     First quarter         $  35.63     22.13        $ .25
     Second quarter           31.00     23.63          .25
     Third quarter            35.38     26.13          .25
     Fourth quarter           35.31     29.00          .25
                                                     $1.00

A quarterly dividend of $.27 per share was paid February 25, 2002.

Over-the-counter market quotations are compiled according to Company records and may reflect inter-dealer prices, without markup, markdown or commission and may not necessarily represent actual transactions.

Kansas City Life Variable Annuity Separate Account
Schedule of Investments
December 31, 2001

                                                                                                      Market
Assets                                                                                                 Value       Cost
Investments:                                                                                            (in thousands)
     Federated Insurance Series
       American Leaders Fund II - 791,221 shares at a net asset value (NAV) of $19.25 per share      $ 15,231     15,386
       High Income Bond Fund II - 828,457 shares at a NAV of $7.72 per share                            6,396      7,803
       International Small Company Fund II - 37,657 shares at a NAV of $5.55 per share                    209        266
       Prime Money Fund II - 11,276,013  shares at a NAV of $1.00 per share                            11,276     11,276

    MFS Variable Insurance Trust
       Research Series - 1,292,902 shares at a NAV of $14.32 per share                                 18,514     22,417
       Emerging Growth Series - 1,358,471 shares at a NAV of $17.98 per share                          24,425     30,730
       Total Return Series - 790,423 shares at a NAV of $18.61 per share                               14,710     13,750
       Bond Series - 366,307 shares at a NAV of $11.52 per share                                        4,220      4,088
       Strategic Income Series - 49,728 shares at a NAV of $10.09 per share                               502        503
       Utilities Series - 1,425,911 shares at a NAV of $15.95 per share                                22,743     28,751

    American Century Variable Portfolios
       VP Capital Appreciation - 621,941 shares at a NAV of $7.50 per share                             4,665      6,988
       VP International - 1,348,532 shares at a NAV of $6.59 per share                                  8,886     11,692
       VP Value - 393,596 shares at a NAV of $7.44 per share                                            2,928      2,612
       VP Income and Growth - 477,205 shares at a NAV of $6.46 per share                                3,082      3,430

    Dreyfus Variable Investment Fund
       Appreciation Portfolio - 357,402 shares at a NAV of $34.98 per share                            12,502     12,558
       Small Cap Portfolio - 474,547 shares at a NAV of $35.13 per share                               16,671     21,993
       Dreyfus Stock Index Fund - 838,000 shares at a NAV of $29.36 per share                          24,604     27,486
       The Dreyfus Socially Responsible Growth Fund, Inc. - 130,113 shares at a NAV of $26.67 per share 3,470      4,680

    J.P.  Morgan Series Trust II
       U.S. Disciplined Equity Portfolio - 224,425 shares at a NAV of $13.06 per share                  2,931      3,554
       Small Company Portfolio - 138,658 shares at a NAV of $13.22 per share                            1,833      2,071

    Franklin Templeton Variable Products Series Fund
       Franklin Real Estate Fund - 45,995 shares at a NAV of $17.99 per share                             827        796
       Franklin Small Cap Fund - 37,004 shares at a NAV of $17.85 per share                               661        750
       Templeton Developing Markets Securities Fund - 23,221 shares at a NAV of $4.76 per share           111        120
       Templeton Foreign Securities Fund - 149,296 shares at a NAV of $11.74 per share                  1,753      2,482

    Calamos: Advisors Trust
       Convertible Portfolio - 1,166,199 shares at a NAV of $11.29 per share                           13,166     13,812

    A I M Variable Insurance Funds
       V.I. Dent Demographic Trends Fund - 346,067 shares at a NAV of $5.59 per share                   1,935      2,580
       V.I. New Technology Fund - 181,518 shares at a NAV of $4.21 per share                              764      1,562
       V.I. Premier Equity Fund - 72,467 shares at a NAV of $23.35 per share                            1,692      1,897

    Seligman Portfolios, Inc.
       Communications and Information Portfolio - 160,803 shares at a NAV of $12.53 per share           2,015      2,535
       Capital Portfolio - 234,842 shares at a NAV of $12.34 per share                                  2,898      4,395

    Total Assets                                                                                    $ 225,620  $ 262,963

See accompanying Notes to Financial Statements

Kansas City Life Variable Annuity Separate Account
Statement of Net Assets
December 31, 2001

                                                          Number        Unit       Market
Net Assets                                               of Units      Value       Value
                                                                              (in thousands)
  Federated Insurance Series
    American Leaders Fund II                               803,723  $18.951      $ 15,231
    High Income Bond Fund II                               539,719   11.850         6,396
    International Small Company Fund II                     36,797    5.680           209
    Prime Money Fund II                                    913,702   12.341        11,276

  MFS Variable Insurance Trust
    Research Series                                      1,139,247   16.251        18,514
    Emerging Growth Series                               1,377,606   17.730        24,425
    Total Return Series                                    813,241   18.088        14,710
    Bond Series                                            318,363   13.255         4,220
    Strategic Income Series                                 45,118   11.121           502
    Utilities Series                                     1,199,579   18.959        22,743

  American Century Variable Portfolios
    VP Capital Appreciation                                438,956   10.626         4,665
    VP International                                       610,610   14.554         8,886
    VP Value                                               383,125    7.643         2,928
    VP Income and Growth                                   488,090    6.316         3,082

  Dreyfus Variable Investment Fund
    Appreciation Portfolio                                 921,942   13.560        12,502
    Small Cap Portfolio                                  1,212,035   13.754        16,671
    Dreyfus Stock Index Fund                             1,833,590   13.419        24,604
    The Dreyfus Socially Responsible Fund, Inc.            129,288   26.840         3,470

  J.P. Morgan Series Trust II
    Equity Portfolio                                       208,516   14.056         2,931
    Small Company Portfolio                                136,287   13.450         1,833

  Franklin Templeton Variable Products Series Fund
    Franklin Real Estate Fund                               72,838   11.360           827
    Franklin Small Cap                                     101,690    6.496           661
    Templeton Developing Markets Securities Fund            14,670    7.534           111
    Templeton Foreign Securities Fund                      100,204   17.492         1,753

  Calamos: Advisors Trust
    Convertible Portfolio                                1,102,523   11.942        13,166

  A I M Variable Insurance Funds
    V. I. Dent Demographic Trends Fund                     394,589    4.903         1,935
    V. I. New Technology Fund                              253,770    3.011           764
    V. I. Premier Equity Fund                              235,650    7.181         1,692

  Seligman Portfolios, Inc.
    Communications and Information Portfolio               318,950    6.317         2,015
    Capital Portfolio                                      446,571    6.489         2,898

  Total Net Assets                                                              $ 225,620

See accompanying Notes to Financial Statements

Kansas City Life Variable Annuity Separate Account
Statement of Operations
Year ended December 31, 2001
(in thousands)

                                                           Federated Insurance Series
                                                                 High      Int'l
                                                      American    Income     Small      Prime
                                                     Leaders     Bond     Company     Money
                                                     Fund II   Fund II    Fund II    Fund II

Investment Income:
     Income:
       Dividend Distributions                      $       226      684           -       427
       Capital Gains Distributions                          98        -           -         -
       Total Income                                        324      684           -       427
     Expenses:
       Mortality and Expense Fees                          227       94           3       171
       Administrative Fees                                  15        5           -        11
       Total Expenses                                     242       99           3       182
         Investment Income (Loss)                           82      585          (3)      245
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                  4     (666)        (24)        -
       Unrealized Appreciation (Depreciation)           (1,037)     103         (47)        -
         Net Gain (Loss) on Investments                (1,033)    (563)        (71)        -

             Change in Net Assets from Operations $      (951)      22         (74)      245

                                                                 MFS Variable Insurance Trust

                                                               Emerging    Total            Strategic
                                                    Research    Growth    Return     Bond    Income  Utilities
                                                     Series     Series    Series    Series   Series   Series

Investment Income:
     Income:
       Dividend Distributions                      $        3          -       290      204       19       843
       Capital Gains Distributions                      2,656      1,807       427        -        -     2,207
       Total Income                                     2,659      1,807       717      204       19     3,050
     Expenses:
       Mortality and Expense Fees                         278        370       194       50        7       362
       Administrative Fees                                 23         32        10        3        1        23
       Total Expenses                                     301        402       204       53        8       385
         Investment Income (Loss)                       2,358      1,405       513      151       11     2,665
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                              (551)    (1,090)      186       46       (1)     (586)
       Unrealized Appreciation (Depreciation)          (7,067)   (12,875)     (861)      26        5    (9,640)
         Net Gain (Loss) on Investments                (7,618)   (13,965)     (675)      72        4   (10,226)

             Change in Net Assets from Operations  $   (5,260)   (12,560)     (162)     223       15    (7,561)

                                                            American Century Variable Portfolios

                                                          VP                                 VP
                                                       Capital       VP         VP         Income
                                                        Apprec     Int'l       Value      & Growth

Investment Income:
     Income:
       Dividend Distributions                      $           -          9          15            19
       Capital Gains Distributions                         1,893        963           -             -
       Total Income                                        1,893        972          15            19
     Expenses:
       Mortality and Expense Fees                             74        138          28            38
       Administrative Fees                                     5         10           2             2
       Total Expenses                                         79        148          30            40
         Investment Income (Loss)                          1,814        824         (15)          (21)
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                 (575)      (384)         65           (38)
       Unrealized Appreciation (Depreciation)             (3,123)    (4,175)        170          (216)
         Net Gain (Loss) on Investments                   (3,698)    (4,559)        235          (254)

             Change in Net Assets from Operations  $      (1,884)    (3,735)        220          (275)

                                                                     Dreyfus Variable Investment Fund

                                                                           Small
                                                          Apprec.           Cap           Stock         Socially
                                                         Portfolio       Portfolio        Index        Responsible

Investment Income:
     Income:
       Dividend Distributions                      $              108              73            281               2
       Capital Gains Distributions                                  -           1,096            130               -
       Total Income                                               108           1,169            411               2
     Expenses:
       Mortality and Expense Fees                                 191             235            359              54
       Administrative Fees                                         13              19             28               4
       Total Expenses                                             204             254            387              58
         Investment Income (Loss)                                 (96)            915             24             (56)
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                                        21          (1,172)          (576)           (218)
       Unrealized Appreciation (Depreciation)                  (1,528)         (1,159)        (3,265)           (815)
         Net Gain (Loss) on Investments                        (1,507)         (2,331)        (3,841)         (1,033)

             Change in Net Assets from Operations  $           (1,603)         (1,416)        (3,817)         (1,089)

See accompanying Notes to Financial Statements

Kansas City Life Variable Annuity Separate Account
Statement of Operations (continued)
Year ended December 31, 2001
(in thousands)

                                                     J.P. Morgan        Franklin Templeton Variable Products         Calamos

                                                              Small                        Developing
                                                  Equity     Company     Real    Small      Markets      Foreign    Convertible
                                                Portfolio   Portfolio   Estate    Cap      Securities   Securities  Portfolio

Investment Income:
     Income:
       Dividend Distributions                     $     15           1       17      2              1         52         422
       Capital Gains Distributions                       -           -        -      -              -        407           -
       Total Income                                     15           1       17      2              1        459         422
     Expenses:
       Mortality and Expense Fees                       44          24        6      8              1         25         164
       Administrative Fees                               2           2        -      1              -          2           6
       Total Expenses                                   46          26        6      9              1         27         170
         Investment Income (Loss)                      (31)        (25)      11     (7)             -        432         252
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                           (134)        (61)     (11)   (27)            (1)      (126)        (91)
       Unrealized Appreciation (Depreciation)         (260)        (57)      30    (54)            (8)      (641)       (846)
         Net Gain (Loss) on Investments               (394)       (118)      19    (81)            (9)      (767)       (937)

             Change in Net Assets from Operations $   (425)       (143)      30    (88)            (9)      (335)       (685)

                                                  A I M Variable Insurance Funds  Seligman Portfolios

                                                  Dent                             Comm
                                                  Demo        New       Premier      &      Capital
                                                  Trends   Technology   Equity      Info    Portfolio      Total

Investment Income:
     Income:
       Dividend Distributions                     $    -            35        2       382          -        4,132
       Capital Gains Distributions                     -           426       34         -      1,143       13,287
       Total Income                                    -           461       36       382      1,143       17,419
     Expenses:
       Mortality and Expense Fees                     22             9       19        19         31        3,245
       Administrative Fees                             1             1        1         1          2          225
       Total Expenses                                 23            10       20        20         33        3,470
         Investment Income (Loss)                    (23)          451       16        362      1,110       13,949
     Realized and Unrealized Gain (Loss) on Investments:
       Realized Gain (Loss)                          (97)         (201)     (65)       (77)      (134)      (6,584)
       Unrealized Appreciation (Depreciation)       (438)         (633)    (134)      (248)    (1,260)     (50,053)
         Net Gain (Loss) on Investments             (535)         (834)    (199)      (325)    (1,394)     (56,637)

             Change in Net Assets from Operations $ (558)         (383)    (183)        37       (284)     (42,688)

See accompanying Notes to Financial Statements

Kansas City Life Variable Annuity Separate Account
Statement of Changes in Net Assets
Year ended December 31, 2001
(in thousands)

                                                  Federated Insurance Series
                                                        High     Int'l
                                              American   Income    Small      Prime
                                            Leaders     Bond    Company     Money
                                            Fund II   Fund II   Fund II    Fund II

Change in Net Assets from Operations:
     Investment Income (Loss)               $    82      585         (3)      245
     Realized Gain (Loss)                         4     (666)       (24)        -
     Unrealized Appreciation (Depreciation)  (1,037)     103        (47)        -
       Change in Net Assets from Operations $  (951)      22        (74)      245

Deposits                                      1,517      570         84    15,342

Payments and Withdrawals:
     Death Benefits                              60       12          -       142
     Withdrawals                              1,016      390          2     2,500
     Transfers (in) out                       2,072      827        (15)   15,136
       Payments and Withdrawals               3,148    1,229        (13)   17,778

Net Assets:
     Net Increase                            (2,582)    (637)        23    (2,191)
     Beginning of Year                       17,813    7,033        186    13,467

       End of Year                          $15,231    6,396        209    11,276

                                                             MFS Variable Insurance Trust

                                                         Emerging     Total            Strategic
                                              Research    Growth     Return     Bond    Income  Utilities
                                               Series     Series     Series    Series   Series   Series

Change in Net Assets from Operations:
     Investment Income (Loss)              $      2,358       1,405       513      151       11     2,665
     Realized Gain (Loss)                          (551)     (1,090)      186       46       (1)     (586)
     Unrealized Appreciation (Depreciation)      (7,067)    (12,875)     (861)      26        5    (9,640)
       Change in Net Assets from Operations$     (5,260)    (12,560)     (162)     223       15    (7,561)

Deposits                                          2,114       2,737     1,972      598       51     3,089

Payments and Withdrawals:
     Death Benefits                                  38         113        69        6        3       154
     Withdrawals                                  1,373       1,666     1,258      352       54     1,633
     Transfers (in) out                            (547)       (727)   (1,748)    (854)      (1)   (1,184)
       Payments and Withdrawals                     864       1,052      (421)    (496)      56       603

Net Assets:
     Net Increase                                (4,010)    (10,875)    2,231    1,317       10    (5,075)
     Beginning of Year                           22,524      35,300    12,479    2,903      492    27,818

       End of Year                         $     18,514      24,425    14,710    4,220      502    22,743

                                                       American Century Variable Portfolios

                                                         VP                           VP
                                                      Capital     VP        VP      Income
                                                       Apprec    Int'l    Value   & Growth

Change in Net Assets from Operations:
     Investment Income (Loss)                      $     1,814       824      (15)        (21)
     Realized Gain (Loss)                                 (575)     (384)      65         (38)
     Unrealized Appreciation (Depreciation)             (3,123)   (4,175)     170        (216)
       Change in Net Assets from Operations        $    (1,884)   (3,735)     220        (275)

Deposits                                                   556     1,088      853       1,202

Payments and Withdrawals:
     Death Benefits                                         15        53       16          35
     Withdrawals                                           589       391       55          63
     Transfers (in) out                                   (740)     (178)    (705)       (157)
       Payments and Withdrawals                           (136)      266     (634)        (59)

Net Assets:
     Net Increase                                       (1,192)   (2,913)   1,707         986
     Beginning of Year                                   5,857    11,799    1,221       2,096

       End of Year                                 $    4,665     8,886    2,928       3,082

                                                            Dreyfus Variable Investment Fund

                                                                  Small
                                                       Apprec.     Cap       Stock     Socially
                                                      Portfolio Portfolio    Index    Responsible

Change in Net Assets from Operations:
     Investment Income (Loss)                      $        (96)       915        24           (56)
     Realized Gain (Loss)                                    21     (1,172)     (576)         (218)
     Unrealized Appreciation (Depreciation)              (1,528)    (1,159)   (3,265)         (815)
       Change in Net Assets from Operations        $     (1,603)    (1,416)   (3,817)       (1,089)

Deposits                                                  1,129      1,736     3,011           411

Payments and Withdrawals:
     Death Benefits                                          25         24       363             4
     Withdrawals                                            944        968     2,138           258
     Transfers (in) out                                   1,070        419      (342)          125
       Payments and Withdrawals                           2,039      1,411     2,159           387

Net Assets:
     Net Increase                                        (2,513)    (1,091)   (2,965)       (1,065)
     Beginning of Year                                   15,015     17,762    27,569         4,535

       End of Year                                 $     12,502     16,671    24,604         3,470

See accompanying Notes to Financial Statements

Kansas City Life Variable Annuity Separate Account
Statement of Changes in Net Assets (continued)
Year ended December 31, 2001
(in thousands)

                                                    J.P. Morgan        Franklin Templeton Variable Products    Calamos

                                                            Small                      Developing
                                                 Equity    Company     Real    Small    Markets     Foreign   Convertible
                                                Portfolio Portfolio   Estate    Cap    Securities  Securities Portfolio

Change in Net Assets from Operations:
     Investment Income (Loss)                 $       (31)       (25)      11      (7)           -       432        252
     Realized Gain (Loss)                            (134)       (61)     (11)    (27)          (1)     (126)       (91)
     Unrealized Appreciation (Depreciation)          (260)       (57)      30     (54)          (8)     (641)      (846)
       Change in Net Assets from Operations   $      (425)      (143)      30     (88)          (9)     (335)      (685)

Deposits                                              314        246      365     146           10       194      2,840

Payments and Withdrawals:
     Death Benefits                                    18          8        -       1            -        19         11
     Withdrawals                                      101         78        6       5            -        66        613
     Transfers (in) out                              (133)      (141)    (428)   (166)         (59)      (54)    (1,891)
       Payments and Withdrawals                       (14)       (55)    (422)   (160)         (59)       31     (1,267)

Net Assets:
     Net Increase                                     (97)       158      817     218           60      (172)     3,422
     Beginning of Year                              3,028      1,675       10     443           51     1,925      9,744

       End of Year                            $     2,931      1,833      827     661          111     1,753     13,166

                                                 A I M Variable Insurance Funds  Seligman Portfolios

                                                  Dent                           Comm
                                                  Demo       New      Premier       &      Capital
                                                 Trends  Technology   Equity       Info    Portfolio    Total

Change in Net Assets from Operations:
     Investment Income (Loss)               $    (23)        451       16         362      1,110       13,949
     Realized Gain (Loss)                        (97)       (201)     (65)        (77)      (134)      (6,584)
     Unrealized Appreciation (Depreciation)     (438)       (633)    (134)       (248)    (1,260)     (50,053)
       Change in Net Assets from Operations     (558)       (383)    (183)         37       (284)     (42,688)

Deposits                                         478         288      626         537        976       45,080

Payments and Withdrawals:
     Death Benefits                                4           -        7           -          1        1,201
     Withdrawals                                  42          50      180          37         93       16,921
     Transfers (in) out                         (897)       (403)    (701)       (724)      (992)       5,862
       Payments and Withdrawals                 (851)       (353)    (514)       (687)      (898)      23,984

Net Assets:
     Net Increase                                771         258      957       1,261      1,590      (21,592)
     Beginning of Year                         1,164         506      735         754      1,308      247,212

       End of Year                           $ 1,935         764    1,692       2,015      2,898      225,620

See accompanying Notes to Financial Statements

Kansas City Life Variable Annuity Separate Account
Statement of Changes in Net Assets
Year ended December 31, 2000 (except as noted)
(in thousands)

                                                    Federated Insurance Series
                                                          High    Int'l *
                                              American   Income    Small      Prime
                                              Leaders     Bond    Company     Money
                                              Fund II   Fund II   Fund II    Fund II

Change in Net Assets from Operations:
     Investment Income (Loss)              $        405      714          -       550
     Realized Gain (Loss)                            62     (430)        (4)        -
     Unrealized Appreciation (Depreciation)        (159)  (1,134)       (10)        -
       Change in Net Assets from Operations$        308     (850)       (14)      550

Deposits                                          1,870      501         69    27,489

Payments and Withdrawals:
     Death Benefits                                  72       32          -       160
     Withdrawals                                    707      422          -       806
     Transfers (in) out                             982    1,747       (131)   32,505
       Payments and Withdrawals                   1,761    2,201       (131)   33,471

Net Assets:
     Net Increase                                   417   (2,550)       186    (5,432)
     Beginning of Year                           17,396    9,583          -    18,899

       End of Year                         $     17,813    7,033        186    13,467

                                                              MFS Variable Insurance Trust

                                                           Emerging     Total            Strategic
                                                Research    Growth     Return    Bond    Income  Utilities
                                                 Series     Series     Series   Series   Series   Series

Change in Net Assets from Operations:
     Investment Income (Loss)              $        1,077       1,412       358      98       14     1,530
     Realized Gain (Loss)                             161         460        97      (4)      (4)      167
     Unrealized Appreciation (Depreciation)        (2,734)    (10,174)    1,140      97        6      (502)
       Change in Net Assets from Operations$       (1,496)     (8,302)    1,595     191       16     1,195

Deposits                                            3,745       7,146     1,195     291       50     5,663

Payments and Withdrawals:
     Death Benefits                                    66          47        82      12        1        76
     Withdrawals                                    1,026       1,641       718     321       17     1,205
     Transfers (in) out                            (2,434)     (5,939)      107     112      (49)   (3,645)
       Payments and Withdrawals                    (1,342)     (4,251)      907     445      (31)   (2,364)

Net Assets:
     Net Increase                                   3,591       3,095     1,883      37       97     9,222
     Beginning of Year                             18,933      32,205    10,596   2,866      395    18,596

       End of Year                         $       22,524      35,300    12,479   2,903      492    27,818

                                             American Century Variable Portfolios

                                               VP                           VP
                                            Capital     VP        VP      Income
                                             Apprec    Int'l    Value    & Growth

Change in Net Assets from Operations:
     Investment Income (Loss)               $     33        18       21         (18)
     Realized Gain (Loss)                        139       127      (24)          5
     Unrealized Appreciation (Depreciation)      (40)   (2,399)     183        (199)
       Change in Net Assets from Operations $    132    (2,254)     180        (212)

Deposits                                       1,730     3,255      361         795

Payments and Withdrawals:
     Death Benefits                                4        16        -           5
     Withdrawals                                 174       395       41          45
     Transfers (in) out                       (1,432)   (2,298)     (23)       (558)
       Payments and Withdrawals               (1,254)   (1,887)      18        (508)

Net Assets:
     Net Increase                              3,116     2,888      523       1,091
     Beginning of Year                         2,741     8,911      698       1,005

       End of Year                       $     5,857    11,799    1,221       2,096

                                                  Dreyfus Variable Investment Fund

                                                        Small
                                             Apprec.     Cap       Stock     Socially
                                            Portfolio Portfolio    Index    Responsible

Change in Net Assets from Operations:
     Investment Income (Loss)               $      48      7,611       285           (19)
     Realized Gain (Loss)                         172        245       472             8
     Unrealized Appreciation (Depreciation)      (477)    (5,901)   (3,883)         (551)
       Change in Net Assets from Operations $    (257)     1,955    (3,126)         (562)

Deposits                                        1,941      2,579     6,966         1,708

Payments and Withdrawals:
     Death Benefits                                45         51       659            16
     Withdrawals                                  577        837     4,223           119
     Transfers (in) out                          (800)      (787)   (3,079)       (1,669)
       Payments and Withdrawals                  (178)       101     1,803        (1,534)

Net Assets:
     Net Increase                               1,862      4,434     2,037         2,680
     Beginning of Year                         13,153     13,328    25,532         1,855

       End of Year                       $     15,015     17,762    27,569         4,535

* For the period August 29, 2000 (inception date) through December 31, 2000.

See accompanying Notes to Financial Statements

Kansas City Life Variable Annuity Separate Account
Statement of Changes in Net Assets (continued)
Year ended December 31, 2000 (except as noted)
(in thousands)

                                                    J.P. Morgan        Franklin Templeton Variable Products     Calamos

                                                            Small                     Developing*
                                                 Equity    Company    Real *  Small *   Markets     Foreign   Convertible
                                                Portfolio Portfolio   Estate    Cap    Securities  Securities Portfolio

Change in Net Assets from Operations:
     Investment Income (Loss)                 $        43          7        -      (1)           -       137         267
     Realized Gain (Loss)                             (12)         2        -      (3)           -       (11)         23
     Unrealized Appreciation (Depreciation)          (362)      (220)       1     (35)          (1)     (166)        (48)
       Change in Net Assets from Operations   $      (331)      (211)       1     (39)          (1)      (40)        242

Deposits                                              925        785        4     151            4       521       3,566

Payments and Withdrawals:
     Death Benefits                                     -          -        -       -            -         3          31
     Withdrawals                                       91         47        -       -            -        37         172
     Transfers (in) out                            (1,344)      (883)      (5)   (331)         (48)     (561)     (4,022)
       Payments and Withdrawals                    (1,253)      (836)      (5)   (331)         (48)     (521)     (3,819)

Net Assets:
     Net Increase                                   1,847      1,410       10     443           51     1,002       7,627
     Beginning of Year                              1,181        265        -       -            -       923       2,117

       End of Year                            $     3,028      1,675       10     443           51     1,925       9,744

                                          A I M Variable Insurance Funds Seligman Portfolios

                                           Dent *                         Comm *
                                            Demo      New*     Premier      &     Capital *
                                           Trends  Technology  Equity*     Info    Portfolio        Total

Change in Net Assets from Operations:
     Investment Income (Loss)           $      (23)        (22)       4         87         49       14,685
     Realized Gain (Loss)                       (1)         (8)      (2)        (3)         -        1,634
     Unrealized Appreciation (Depreciation)   (207)       (165)     (71)      (272)      (238)     (28,521)
       Change in Net Assets from Operations   (231)       (195)     (69)      (188)      (189)     (12,202)

Deposits                                       493         313      205        290        485       75,096

Payments and Withdrawals:
     Death Benefits                              -           -        -          -          -        1,378
     Withdrawals                                 2           1        -          -          1       13,625
     Transfers (in) out                       (904)       (389)    (599)      (652)    (1,013)       1,858
       Payments and Withdrawals               (902)       (388)    (599)      (652)    (1,012)      16,861

Net Assets:
     Net Increase                            1,164         506      735        754      1,308       46,034
     Beginning of Year                           -           -        -          -          -      201,178

       End of Year                      $    1,164         506      735        754      1,308      247,212

* For the period August 29, 2000 (inception date) through December 31, 2000.

See accompanying Notes to Financial Statements

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements

1. Organization and Significant Accounting Policies

   Organization

Kansas City Life Variable Annuity Separate Account (the Account), marketed as Century II Variable Annuity and Century II Affinity Variable Annuity is a separate account of Kansas City Life Insurance Company (KCL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business KCL may be conducting.

All deposits received by the Account have been directed by the contract owners into subaccounts of nine series-type mutual funds, as listed below with each fund’s objective, or into KCL’s Fixed Account.

Series-Type Mutual Fund	Fund Objective
Federated Insurance Series
American Leaders Fund II	Long-term growth of capital and income by investing primarily in equity securities of large companies that are in the top 25 percent of their industry sectors.
High Income Bond Fund II	High current income by investing in high-yield, lower-rated corporate bonds (also known as "junk bonds").
International Small Company Fund II	Long-term growth of capital by investing in equity securities of smaller foreign companies.
Prime Money Fund II	Current income with stability of principal and liquidity by investing in short-term, high-quality fixed income securities.
MFS Variable Insurance Trust
Research Series	Long-term growth of capital and future income by investing in common stocks of companies having favorable prospects for long-term growth.
Emerging Growth Series	Long-term growth of capital by investing in common stocks of emerging growth companies.
Total Return Series	Income and opportunities for growth of capital and income by investing in a combination of equity and fixed income securities.
Bond Series	Current income and protection of shareholders' capital by investing in fixed income securities.
Strategic Income Series	Income and capital appreciation by investing in U.S. and foreign governments securities.
Utilities Series	Capital growth and current income by investing in equity and debt securities of domestic and foreign companies in the utilities industry.

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

American Century Variable Portfolios
VP Capital Appreciation	Capital growth by investing in common stocks of growing companies.
VP International	Capital growth by investing in stocks of growing foreign companies.
VP Value	Long-term capital growth and income by investing in stocks of companies believed to be undervalued.
VP Income and Growth	Capital growth by investing in common stocks primarily from the largest 1,500 publicly traded U.S. companies.
Dreyfus Variable Investment Fund
Appreciation Portfolio	Long-term capital growth and income by investing in common stocks of large "blue chip" companies.
Small Cap Portfolio	Capital appreciation by investing in common stock of small U.S. and foreign companies.
Dreyfus Stock Index Fund	Match the total return of the Standard & Poor's (S&P) 500 Composite Stock Price Index by investing in all 500 stocks in the S&P 500 in proportion to their weighting in the index.
The Dreyfus Socially Responsible Growth Fund, Inc.	Capital growth and current income by investing in common stocks of companies that meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.
J.P. Morgan Series Trust II
U.S. Disciplined Equity Portfolio	High total return by investing in large and medium U.S. companies, with industry weighting similar to those of the S&P 500.
Small Company Portfolio	High total return by investing in small and medium U.S. companies, as typically represented by the Russell 2000 Index.
Franklin Templeton Variable Products Series Fund
Franklin Real Estate Fund	Capital appreciation and current income by investing in securities of companies operating in the real estate industry.
Franklin Small Cap Fund	Long-term capital growth by investing in equity securities of small U.S. companies.
Templeton Developing Markets Securities Fund	Long-term capital appreciation by investing in emerging market Equity Securities Fund equity securities.
Templeton Foreign Securities Fund	Long-term capital growth by investing in equity securities of companies located outside the U.S.

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

Calamos Advisors Trust
Convertible Portfolio	Current income and capital appreciation by investing in a diversified portfolio of convertible securities.
A I M Variable Insurance Funds
V.I. Dent Demographic Trends Fund	Long-term growth of capital by investing in securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends.
V.I. New Technology Fund	Long-term growth of capital by investing at least 65% of its total net assets in equity securities of technology and science companies.
V.I. Premier Equity Fund	Long-term growth of capital and income by investing in equity securities of companies believed to be undervalued.
Seligman Portfolios, Inc.
Communications and Information Portfolio	Capital gain by investing in securities of companies operating in the communications, information and related industries.
Capital Portfolio	Capital appreciation by investing in common stocks of medium-sized U.S. companies displaying a proven track record and strong management.

   Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

   Reinvestment of Dividends

Interest and dividend income and capital gains distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective subaccount. Capital gains distributions are recorded as income on the date earned.

   Federal Income Taxes

No provision for federal income taxes has been made in the accompanying financial statements because the Trust has elected and intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code. Under existing law, if the Trust so qualifies, it will not be subject to federal income tax on net investment income and capital gains distributed to unit holders. Distributions to unit holders of the Trust's net investment income will be taxable as ordinary income to unit holders. Capital gains distributions will be taxable as capital gains to unit holders.

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

   Investment Valuation

Investments in mutual fund shares are carried in the statement of net assets at quoted market value (NAV of the underlying mutual fund). The average cost method is used to determine realized gains and losses. Transactions are recorded on a trade date basis. Income from dividends and gains from realized gains distributions are recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the investment sold.

The aggregate cost of purchases and proceeds from sales were as follows:

                                                        Cost of        Proceeds
2001:                                                  Purchases      from Sales
                                                       ---------      ----------
                                                             (in thousands)

American Leaders Fund II                                $   3,653         5,201
High Income Bond Fund II                                    3,635         3,708
International Small Company Fund II                           231           137
Prime Money Fund II                                        37,158        39,349
MFS Research Series                                         8,164         4,556
MFS Emerging Growth Series                                 10,830         7,739
MFS Total Return Series                                     7,103         4,197
MFS Bond Series                                             3,007         1,762
MFS Strategic Income Series                                   234           229
MFS Utilities Series                                       12,377         7,226
ACI VP Capital Appreciation                                 4,297         1,792
ACI VP International                                        4,051         2,405
ACI VP Value                                                2,661         1,188
ACI VP Income and Growth                                    1,775           535
Dreyfus Appreciation Portfolio                              2,821         3,827
Dreyfus Small Cap Portfolio                                 6,064         4,824
Dreyfus Stock Index Fund                                    7,888         7,012
Dreyfus Socially Responsible Growth Fund                    1,213         1,245
J.P. Morgan U.S. Disciplined Equity Portfolio               1,374         1,077
J.P. Morgan Small Company Portfolio                           675           400
Franklin Real Estate Fund                                   1,041           243
Franklin Small Cap Fund                                       450           151
Templeton Developing Markets Securities Fund                   75             7
Templeton Foreign Securities Fund                           1,156           561
Calamos Convertible Portfolio                               7,697         3,338
A I M V.I. Dent Demographic Trends Fund                     1,778           472
A I M V.I. New Technology Fund                              1,558           466
A I M V.I. Premier Equity Fund                              1,802           647
Seligman Communications and Information Portfolio           2,261           674
Seligman Capital Portfolio                                  3,885           901

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

                                                       Cost of        Proceeds
2000:                                                 Purchases      from Sales
                                                      ---------     ----------
                                                             (in thousands)

American Leaders Fund II                               $   6,231        5,717
High Income Bond Fund II                                   4,266        5,254
International Small Company Fund II                          257           57
Prime Money Fund II                                       48,621       54,052
MFS Research Series                                       10,774        4,610
MFS Emerging Growth Series                                21,348        8,539
MFS Total Return Series                                    3,830        3,184
MFS Bond Series                                            1,149        1,204
MFS Strategic Income Series                                  208          112
MFS Utilities Series                                      14,933        5,377
ACI VP Capital Appreciation                                4,274        1,257
ACI VP International                                       7,977        2,817
ACI VP Value                                                 945          581
ACI VP Income and Growth                                   3,192        1,907
Dreyfus Appreciation Portfolio                             6,546        4,379
Dreyfus Small Cap Portfolio                               13,723        3,633
Dreyfus Stock Index Fund                                  16,293       10,844
Dreyfus Socially Responsible Growth Fund                   4,387        1,164
J.P. Morgan U.S. Disciplined Equity Portfolio              2,809          589
J.P. Morgan Small Company Portfolio                        2,329          700
Franklin Real Estate Fund                                     27           18
Franklin Small Cap Fund                                      535           54
Templeton Developing Markets Securities Fund                  55            3
Templeton Foreign Securities Fund                          1,832          653
Calamos Convertible Portfolio                             10,174        2,521
A I M V.I. Dent Demographic Trends Fund                    1,472          100
A I M V.I. New Technology Fund                               807          128
A I M V.I. Premier Equity Fund                               930          122
Seligman Communications and Information Portfolio          1,144          115
Seligman Capital Portfolio                                 1,592           47

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

2. Contract Charges

Contract Charges

KCL deducts an administrative fee of $30 per year for each contract under $50,000. Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 1.25 percent of the asset value of each contract of which 0.70 percent is for assuming mortality risks and 0.55 percent is for expense risk. Additionally, KCL is compensated for administration expenses by a fee based on an annual rate of 0.15 percent of the asset value of each contract.

When applicable, an amount for state premium taxes is deducted as provided by pertinent state law upon surrender.

Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

For the Century II Variable Annuity, a contingent deferred sales charge is assessed against certain withdrawals during the first seven years of the contract, declining from 7 percent in the first three years to 2 percent in the seventh year. For the Century II Affinity Variable Annuity, a contingent deferred sales charge is assessed against certain withdrawals during the first eight years of the contract, declining from 8 percent in the first two years to 2 percent in the eighth year. During 2001, $727,000 ($608,000 - 2000) was assessed in surrender charges and other contract charges totaled $3,470,000 ($3,527,000 - 2000).

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

3. Change in Units Outstanding

The changes in units outstanding for the year were as follows:

    2001:                                             Units       Units    Net Increase
                                                    Purchased   Redeemed    (Decrease)
                                                               (in thousands)

American Leaders Fund II                                 204          288         (84)
High Income Bond Fund II                               8,586        8,640         (54)
International Small Company Fund II                       36           22          14
Prime Money Fund II                                    3,447        3,650        (203)
MFS Research Series                                      148           85          63
MFS Emerging Growth Series                               272          200          72
MFS Total Return Series                                  324          193         131
MFS Bond Series                                          201          117          84
MFS Strategic Income Series                               23           24          (1)
MFS Utilities Series                                     257          154         103
ACI VP Capital Appreciation                               86           38          48
ACI VP International                                     117           73          44
ACI VP Value                                             375          170         205
ACI VP Income and Growth                                 270           82         188
Dreyfus Appreciation Portfolio                           184          252         (68)
Dreyfus Small Cap Portfolio                               81           64          17
Dreyfus Stock Index Fund                                 515          461          54
Dreyfus Socially Responsible Growth Fund, Inc              8            8           -
J.P. Equity Portfolio                                    100           79          21
J.P. Small Company Portfolio                              56           33          23
Franklin Real Estate Fund                                 95           23          72
Franklin Small Cap                                        68           23          45
Templeton Developing Markets Securities Fund              10            1           9
Templeton Foreign Securities Fund                         17            8           9
Calamos Convertible Portfolio                            595          258         337
A I M V. I. Dent Demographic Trends Fund                 321           86         235
A I M V. I. New Technology Fund                          214           47         167
A I M V. I. Premier Equity Fund                          232           85         147
Seligman Communications and Information Portfolio        273           78         195
Seligman Capital Portfolio                               347           67         280

Kansas City Life Variable Annuity Separate Account
Notes to Financial Statements (continued)

4. Financial Highlights

                                                                                     For the Year Ended
                                                  At December 31, 2001                December 31, 2001

                                                          Unit        Net        Investment *
                                               Units      Fair      Assets          Income      Expense    Total **
                                               (000's)   Value      (000's)         Ratio        Ratio      Return

American Leaders Fund II                          804   $18.951    $ 15,231           1.40%        1.40%     -6.24%
High Income Bond Fund II                          540    11.850       6,396          10.21%        1.40%      0.34%
International Small Company Fund II                37     5.680         209           0.00%        1.40%    -35.41%
Prime Money Fund II                               914    12.341      11,276           3.71%        1.40%      2.17%
MFS Research Series                             1,139    16.251      18,514           0.02%        1.40%    -28.41%
MFS Emerging Growth Series                      1,378    17.730      24,425           0.00%        1.40%    -51.42%
MFS Total Return Series                           813    18.088      14,710           2.10%        1.40%     -1.10%
MFS Bond Series                                   318    13.255       4,220           5.76%        1.40%      5.28%
MFS Strategic Income Series                        45    11.121         502           3.76%        1.40%      2.99%
MFS Utilities Series                            1,200    18.959      22,743           3.27%        1.40%    -33.25%
ACI VP Capital Appreciation                       439    10.626       4,665           0.00%        1.40%    -40.39%
ACI VP International                              611    14.554       8,886           0.09%        1.40%    -42.03%
ACI VP Value                                      383     7.643       2,928           0.76%        1.40%      7.51%
ACI VP Income and Growth                          488     6.316       3,082           0.70%        1.40%     -8.92%
Dreyfus Appreciation Portfolio                    922    13.560      12,502           0.80%        1.40%    -12.82%
Dreyfus Small Cap Portfolio                     1,212    13.754      16,671           0.44%        1.40%     -8.49%
Dreyfus Stock Index Fund                        1,834    13.419      24,604           1.10%        1.40%    -15.51%
Dreyfus Socially Responsible Growth Fund, Inc     129    26.840       3,470           0.05%        1.40%    -31.38%
J.P. Equity Portfolio                             209    14.056       2,931           0.50%        1.40%    -14.50%
J.P. Small Company Portfolio                      136    13.450       1,833           0.06%        1.40%     -7.80%
Franklin Real Estate Fund                          73    11.360         827           4.12%        1.40%      3.63%
Franklin Small Cap                                102     6.496         661           0.36%        1.40%    -13.31%
Templeton Developing Markets Securities Fund       15     7.534         111           1.12%        1.40%     -8.11%
Templeton Foreign Securities Fund                 100    14.492       1,753           2.97%        1.40%    -19.11%
Calamos Convertible Portfolio                   1,103    11.942      13,166           3.61%        1.40%     -5.20%
A I M V. I. Dent Demographic Trends Fund          395     4.903       1,935           0.00%        1.40%    -28.84%
A I M V. I. New Technology Fund                   254     3.011         764           5.33%        1.40%    -50.13%
A I M V. I. Premier Equity Fund                   236     7.181       1,692           0.15%        1.40%    -10.82%
Seligman Communications and Information Portfolio 319     6.317       2,015          27.40%        1.40%      1.84%
Seligman Capital Portfolio                        447     6.489       2,898           0.00%        1.40%     -9.80%

* The investment income ratio represents the dividends, excluding distributions of capital gains, received by KCL, divided by the average daily net assets.

** The total return represents the change in net assets from operations divided by the end of year asset value.

Independent Auditors' Report

The Contract Owners
Kansas City Life Variable Annuity Separate Account
    and
The Board of Directors and Stockholders
Kansas City Life Insurance Company:

We have audited the accompanying statement of net assets of Kansas City Life Variable Annuity Separate Account (comprised of the individual subaccounts as indicated therein), including the schedule of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kansas City Life Variable Annuity Separate Account as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/KPMG LLP
KPMG LLP

Omaha, Nebraska
April 6, 2002

PART C

OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)  Financial Statements included in SAI

(b)  Exhibits

     (1)  Resolutions  of the board of directors  of Kansas City Life  Insurance
          Company  ("Kansas City Life")  establishing  Kansas City Life Variable
          Annuity Separate Account (the "Variable Account").1

     (2)  Not Applicable.

     (3)  Underwriting  Agreement  between Kansas City Life and Sunset Financial
          Services, Inc. ("Sunset Financial").2

     (4)  Contract Form.1

     (5)  Contract Application.2

     (6)  (a) Articles of  Incorporation  of Bankers Life  Association of Kansas
          City.1

          (b)  Restated Articles of Incorporation of Kansas City Life.1

          (c)  By-Laws of Kansas City Life.1

     (7)  Not Applicable.

     (8)  (a)  Form of  Participation  Agreement  with  MFS  Variable  Insurance
          Trust.2

          (b)  Form of Participation Agreement with TCI Portfolios, Inc.2

          (c)  Form of Participation Agreement with Federated Insurance Series.2

          (d)  Agreement  between Kansas City Life Insurance Company and each of
               Dreyfus   Variable   Investment   Fund,   The  Dreyfus   Socially
               Responsible Growth Fund, Inc., and Dreyfus Life and Annuity Index
               Fund, Inc.6

          (e)  Agreement  between Kansas City Life  Insurance  Company and J. P.
               Morgan Series Trust II.4

          (f)  Amended and Restated agreement between Kansas City Life Insurance
               Company  and  each of  Calamos  Insurance  Trust,  Calamos  Asset management, Inc. and Calamos Financial Services, Inc.5

          (g)  Agreement  between Kansas City Life Insurance Company and each of
               Templeton  Variable Products Series Fund and Franklin  Templeton
               Distributors, Inc.4

          (h)  Amendment to  Participation  Agreement  between  Kansas City Life
               Insurance  Company and each of Dreyfus Variable  Investment Fund,
               The Dreyfus  Socially  Responsible  Growth Fund, Inc. and Dreyfus
               Life and Annuity  Index Fund,  Inc.  (d/b/a/  Dreyfus Stock Index
               Fund).4

          (i)  Fund  Participation  Agreement between Kansas City Life Insurance
               Company, Insurance Management Series, and Life Insurance Company.
               7

          (j)  Form  of  Participation  Agreement  by  and  among  AIM  Variable
               Insurance Funds,  Inc., AIM  Distributors,  Inc., and Kansas City
               Life Insurance Company. 7

          (k)  Form of Fund  Participation  Agreement  between  Kansas City Life
               Insurance   Company  and  Seligman   Portfolios,   Inc.  Seligman
               Advisors, Inc. 7

     (9)  Opinion and Consent of Counsel.

     (10) (a)  Consent of  Sutherland  Asbill & Brennan LLP.

          (b)  Consent of KPMG LLP.

          (c)  Consent of Ernst & Young LLP.
     (11) Not Applicable.

     (12) Not Applicable.

     (13) Schedule for computation of performance quotations.3

     (14) Not applicable.

----------------

     1    Incorporated  by reference to the  Registrant's  initial  registration statement  filed with the Securities and Exchange  Commission on March
          3, 1995 (File No. 33-89984).

     2    Incorporated by reference to the Registrant's  Pre-Effective Amendment
          No.1 to its  Registration  statement  filed  with the  Securities  and
          Exchange Commission on August 25, 1995 (File No. 33-89984).

     3    Incorporated by reference to the Registrant's Post-Effective Amendment
          No. 2 to its  Registration  Statement  filed with the  Securities  and
          Exchange Commission on April 30, 1996. (File No. 33-89984).

     4    Incorporated by reference to the Form S-6 Registration Statement (File
          No.  033-95354)  for Kansas City Life Variable  Life Separate  Account
          filed on April 19, 1999.

     5    Incorporated by reference to the Form S-6 Registration Statement (File
          No.  333-25443)  for Kansas City Life Variable  Life Separate  Account
          filed on April 30, 19999.

     6    Incorporated  herein by reference to Pre-Effective  Amendment No. 1 to the Form S-6  Registration  Statement (File No.  333-25443) for Kansas
          City Variable Life Separate Account filed on July 15, 1997.

     7    Incorporated  herein by reference to the  Registrant's  Post-Effective
          Amendment  No.  7  to  its  Registration   Statement  filed  with  the
          Securities  and  Exchange  Commission  on August 28, 2000  (File.  No.
          33-89984)

Item 25.  Directors and Officers of the Depositor

        Name and Principal
        Business Address*               Position and Offices with Depositor

        Joseph R. Bixby                 Director, Chairman of the Board
        R. Philip Bixby                 Director, Vice Chairman of the Board,
                                           President and CEO
        Tracy W. Knapp                  Director, Senior Vice President, Finance
        Bruce W. Gordon                 Director, Senior Vice President,
                                         Marketing
        Robert C. Miller                Senior Vice President, Administrative
                                         Services
        Charles R. Duffy, Jr.           Senior Vice President, Operations
        Michael P. Horton               Vice President, Group
        John K. Koetting                Vice President and Controller
        C. John Malacarne               Director, Senior Vice President, General
                                         Counsel and Secretary
        Walter E. Bixby                 Director
        Ann C. Moberg                   Treasurer
        Daryl D. Jensen                 Director
        Nancy Bixby Hudson              Director
        Webb R. Gilmore                 Director
        Warren J. Hunzicker             Director
        Michael J. Ross                 Director
        Elizabeth T. Solberg            Director
        Larry Winn Jr.                  Director
        Peter Hathaway, M.D.            Vice President and Medical Director
        Scott M. Stone                  Vice President, Securities
        Mark A. Milton                  Senior Vice President and Actuary
        Robert J. Milroy                Vice President, Policy Administration
        Robert E. Janes                 Assistant Vice President, Assistant
                                         Controller
        David A. Laird                  Assistant Vice President, Assistant
                                         Controller

        *  The  principal  business  address of all the persons  listed above is
           3520 Broadway, Kansas City, Missouri 64111-2565.

Item 26.  Persons Controlled by or Under Common Control With the Depositor or
Registrant

                                     Percent of Voting
Name                  Jurisdiction   Securities Owned         Principal Business

Sunset Life Insurance Washington   Ownership of all voting    Insurance
Company of America                 securities by depositor

Sunset Financial                   Ownership of all voting
Services, Inc.        Washington   securities by Sunset Life
                                   Insurance Company of
                                   America                    Broker/Dealer

KCL Service                        Ownership of all voting
Company               Missouri     securities by depositor   Marketing Insurance

Lioness Realty                     Ownership of all voting   Real Estate
Group, Inc.           Missouri     securities by depositor   Services

Property Operating                 Ownership of all voting   Real Estate
Company               Missouri     securities by depositor   Services

Old American                       Ownership of all voting
Insurance Company     Missouri     securities by depositor   Insurance

Contact Data, Inc.    Missouri     Ownership of all voting
                                   securities by depositor   Direct Marketing
Kansas City Life
Financial Group, Inc. Missouri     Ownership of all voting
                                   securities by depositor   Insurance Marketing

Item 27.  Number of Contract owners

        11,198--As of April 15, 2002

Item 28.  Indemnification

         The By-Laws of Kansas City Life Insurance Company provide, in part, in Article XII:

         1. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partner ship, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

         2. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

         3. To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.

         4. Any indemnification under Sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company .

         5. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.

         6. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

         7. The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct . Nothing in this paragraph shall be deemed to limit the power of the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.

         8. The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.

         9. For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer , employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.

         10. For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.

         11. Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.

         12. To the extent that the indemnification of Officers, Directors or employees as permitted under Section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by Section 351.355.

         13. The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

         14. If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant too this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.

         Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.

         Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter

        (a)     Sunset Financial Services, Inc. is the registrant's principal underwriter.

        (b)     Officers and Directors of Sunset Financial.

Name and Principal                      Positions and Offices
Business Address*                       With the Underwriter

Gregory E. Smith                        President, Director
Daryl D. Jensen                         Director

Gary K. Hoffman                         Secretary, Director

Robert E. Janes                         Treasurer
Bruce W. Gordon                         Chairman of the Board and Director
Walter E. Bixby,                        Director
R. Philip Bixby                         Director
Kelly T. Ullom                          Vice President
Bruce G. Olberding                      Vice President
Chris M. Heller                         Vice President
Donald E. Krebs                         Vice President
Ann C. Moberg                           Assistant Treasurer
Susanna J. Denney                       Assistant Vice President
Janice L. Brandt                        Assistant Vice President
Kim Kirkman                             Assistant Vice President

* The principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365

Item 30. Location Books and Records

         All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life at 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 31. Management Services

         All management contracts are discussed in Part A or Part B of this registration statement.

Item 32. Undertakings and Representations

         (a) The registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the policies offered herein are being accepted.

         (b) The registrant undertakes that it will include either (1) as part of any application to purchase a policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to Kansas City Life for a Statement of Additional Information.

         (c) The registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to Kansas City Life at the address or phone number listed in the prospectus.

         (d) Kansas City Life represents that in connection with its offering of the policies as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

         (e) Kansas City Life Insurance Company hereby represents that the fees and charges deducted under the Contracts described in this post-effective amendment are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by Kansas City Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Kansas City Life Variable Annuity Separate Account, certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 6 to its Registration Statement and has duly caused this Post-Effective Amendment No. 6 to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Kansas City and the State of Missouri on the 24th day of April, 2000.

[Seal]                        Kansas City Life Variable
                              Annuity Separate Account
                              Registrant

                       KANSAS CITY LIFE INSURANCE COMPANY

                                                  Depositor

Attest:  /s/Cheryl A. Keefer                     By: /s/R. Philip Bixby
            Cheryl A. Keefer                         R. Philip Bixby, President,
                                                     CEO, and Vice Chairman of
                                                     the Board

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the duties indicated.

Signature                Title                               Date

/s/R. Philip Bixby       President, CEO, and Vice Chairman    April 22, 2002
R. Philip Bixby          of the Board

/s/John K. Koetting      Vice President and Controller        April 22, 2002
John K. Koetting         (Principal Accounting Officer)

/s/ J. R. Bixby          Chairman of the Board and            April 22, 2002
J.R. Bixby               Director

/s/W. E. Bixby           Director                             April 22, 2002
W. E. Bixby

/s/Daryl D. Jensen       Director                             April 22, 2002
Daryl D. Jensen

/s/William A. Schalekamp Director                             April 22, 2002
William A. Schalekamp

/s/Tracy W. Knapp        Director                             April 22, 2002
Tracy W. Knapp

/s/Bruce W. Gordon       Director                             April 22, 2002
Bruce W. Gordon

/s/Webb R. Gilmore       Director                             April 22, 2002
Webb R. Gilmore

/s/Warren J. Hunzicker, M.D. Director                         April 22, 2002
Warren J. Hunzicker, M.D.

/s/Michael J. Ross       Director                             April 22, 2002
Michael J. Ross

/s/Elizabeth T. Solberg  Director                             April 22, 2002
Elizabeth T. Solberg

/s/E. Larry Winn Jr.     Director                             April 22, 2002
E. Larry Winn Jr.

Nancy Bixby Hudson       Director                             April 22, 2002

/s/William R. Blessing   Director                             April 22, 2002
William R. Blessing

/s/Cecil R. Miller       Director                             April 22, 2002
Cecil R. Miller

        EXHIBIT INDEX

Page No.*

     9.   Opinion and Consent of Counsel

     10   (a). Consent of Sutherland Asbill & Brennan LLP

          (b). Consent of KPMG LLP

          (c). Consent of Ernst & Young LLP

* Page numbers  included only in manually  executed  original in compliance with
  Rule 403(d) under the Securities Act of 1933.

        Exhibit 9
        Opinion and Consent of Counsel

        Exhibit 10(a)
        Consent of Sutherland Asbill & Brennan LLP

        Exhibit 10(b)
        Consent of KPMG LLP

        Exhibit 10(c)
        Consent of Ernst & Young LLP